Prospectus Supplement (Sales Report) No. 6 dated September 7, 2010 to Prospectus dated July 30, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated July 30, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated July 30, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 506251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
506251	$10,000	$10,000	15.58%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 506251. Member loan 506251 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Air Liquide America Specialty Gases	Debt-to-income ratio:	13.25%
Length of employment:	2 years	Location:	Morrisville, PA

Home town:
Current & past employers:	Air Liquide America Specialty Gases
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,091.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the high debt amount? Thanks.	Well, I have an excellent job, but had the misfortune of going through a divorce so some of that was directly related to the divorce, (legal expenses) and some of it was joint debt that I assumed as part of the divorce. Right now I'm simply trying to restructure some of my debts.
Hi Where did you work before Air Liquide America Specialty Gases and for how long? What is your training for these jobs? Thanks	I worked at BID Automation, Inc for about 10 years. Very similar position at both companies. I manage the design and manufacture of automated equipment for a variety of industries including electronics, pharmaceutical, and biotech. I have a BSME in mechanical engineering, and also pursued graduate studies in mechanical engineering.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	HERE'S THE INFO YOU REQUESTED. THANKS FOR YOUR FEEDBACK. BUDGET DETAIL NET MONTHY WAGES $5896 NORMAL MONTHLY HOUSING EXPENSES: RENT/MORTGAGE $500 CABLE INCLUDED IN MY RENT NO LAND LINE CELL PHONE PROVIDED BY EMPLOYER CAR LOAN $236 PER MONTH (2 YEARS REMAINING ON LOAN) CHILD SUPPORT $ 1200 SPOUSAL SUPPORT $2000 ELECTRIC $ 100 (MONTHLY AVERAGE) OIL $ 45 ( MONTHLY AVERAGE) FOOD $ 265 (MONTHLY AVERAGE) CAR INSURANCE $ 81 PER MONTH OUT OF POCKET HEALTHCARE $ 50 (AVERAGE) LIFE INSURANCE $ 32 (YEARLY PAYMENT OF $385) CARDS I WANT TO PAY OFF: CAPITOL ONE BALANCE $ 4881 / INT RATE 19.99% CITI CARD BALANCE $ 4200 / INT RATE 29.99% THESE RATES INCREASED DRAMATICALLY DUE TO THE RECENT CREDIT CARD LEGISLATION. THAT IS WHY I AM INTERESTED IN REFINANCING THEM.

Member Payment Dependent Notes Series 546057

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
546057	$19,400	$19,400	11.49%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 546057. Member loan 546057 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Congregation B.J.B.E.	Debt-to-income ratio:	21.08%
Length of employment:	10+ years	Location:	Mount Prospect, IL

Home town:
Current & past employers:	Congregation B.J.B.E.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,825.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Congregation B.J.B.E. and what do you do there?	Congregation B.J.B.E. is a Jewish synagogue and I've been the Facility Manager for over 11 years.

Member Payment Dependent Notes Series 549452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
549452	$25,000	$25,000	13.98%	1.00%	August 31, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 549452. Member loan 549452 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	SAIC	Debt-to-income ratio:	8.91%
Length of employment:	< 1 year	Location:	Arlington, VA

Home town:
Current & past employers:	SAIC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > This loan will consolidate a number of credit card accounts. Last year my wife and I were paying off our credit cards aggressively, but early this year we had a number of financial setbacks, including my being laid off and unemployed for three months. In June I was hired as a software engineer by an industry-leading company in the Washington, DC area, and now we're seeking to get back on top of our finances.

A credit bureau reported the following information about this borrower member on July 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,046.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 550712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
550712	$10,000	$10,000	7.88%	1.00%	September 2, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 550712. Member loan 550712 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Intel	Debt-to-income ratio:	7.59%
Length of employment:	10+ years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	Intel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > I am looking for partial funding for an airplane hangar purchase at my local airport. Hangar cost is $32000 and I am funding $22000 myself. Aircraft hangars are in exceptionally high demand both for purchase and for rent, and hangars have a good track record of appreciating in value. Currently, there is only one hangar available for sale, and none have come up for rent in the past 5 years.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,261.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Intel? Do you have an airplane, or will you be renting out hangar space to others, or both?	I am a Senior Reliability Engineer. I actually do have an airplane that I just purchased, so my intention is to use the hangar myself for now.

Member Payment Dependent Notes Series 553208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
553208	$4,800	$4,800	7.51%	1.00%	September 2, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 553208. Member loan 553208 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Tampa gem lab	Debt-to-income ratio:	9.87%
Length of employment:	3 years	Location:	lutz, FL

Home town:
Current & past employers:	Tampa gem lab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$504.00	Public Records On File:	0
Revolving Line Utilization:	24.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
555452	$5,000	$5,000	15.21%	1.00%	September 2, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 555452. Member loan 555452 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$32,760 / month
Current employer:	Diakon Wilderness Center	Debt-to-income ratio:	0.31%
Length of employment:	4 years	Location:	BOILING SPRINGS, PA

Home town:
Current & past employers:	Diakon Wilderness Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > I am interested in buying a small, used truck in nice condition that will last many years. I have long-term, stable living arrangements that allow me to live virtually rent free! I absolutely love my job! (which is also stable!)

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	20
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Diakon Wilderness Center and what do you do there?	Please visit the following link to learn what it is I/we do. http://www.diakon.org/DWC/Challenge_Success.asp
Self-entered Borrower Profile shows $32,760 Gross Income Per M-O-N-T-H (THREE HUNDRED NINETY-THREE THOUSAND AND ONE HUNDRED TWENTY US DOLLARS PER Y-E-A-R) but you need a $5,000 loan to buy a used vehicle?	As you can probably imagine, I meant $32,760 A-N-N-U-A-L income! Sorry about that. That makes a lot more sense why I need a loan for a vehicle, huh? Thanks for pointing this out!
- are you the sole wage earner in your household? If not, how much does your spouse contribute? - what is your monthly budget? Please break out the individual expenses. - how much do you save each money? - how much of your own money will go towards the truck along with the 5k from this loan?	I am indeed the sole wage earner. I will be spending $6K of my own money on the truck and plan to pay back the loan quickly.

Member Payment Dependent Notes Series 556169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
556169	$11,500	$11,500	16.32%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 556169. Member loan 556169 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Texas Health Resources	Debt-to-income ratio:	17.77%
Length of employment:	1 year	Location:	Dallas, TX

Home town:
Current & past employers:	Texas Health Resources
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,242.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is "Texas Health Resources" and what do you do there?	Texas Health Resources is a group of health care facilities in Dallas. It includes a lot of hospitals and doctors offices. I work at Presbyterian Hospital Dallas as a Research Associate for a Pulmonary Physiology group.
Position (Job/What you do) for Texas Health Resources?	Texas Health Resources is a group of hospitals and doctors offices in Dallas. I work at Presbyterian Hospital Dallas as a Research Associate for a pulmonary physiology group.
Researcher, me again, thanks for reply. I am interested to help fund your $11,500 loan. My questions are: [1} Provide three years work, or school, specialized training, PRIOR to current employer Texas Health Resources? [2] Transunion Credit Report shows the $12,242 Revolving Credit Balance. (93 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders absolutely nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.24.201	1) From Aug 2006 to May 2009 I was in graduate school getting my Masters. From Apr 2009 to Aug 2009 I was doing personal training. I started my current job in Aug 2009. 2) The credit balance does not include HELOC. I am currently paying around $550/month on my debt, including credit cards and student loans. 3) I'm hoping lenders will fund my loan because I make my payments on time. The problem is my interest rate on my credit card is so high that I can only make the minimum payment (which is more than the monthly payments will be for this loan). Thats why I'm trying to get this loan so I can pay off the debt within 5 years instead of 15 or more. 4) Right now I'm not planning on paying off the loan early. I do plan on making larger payments as my salary increases, but I have no way of knowing when or by how much that will be. Sorry I can't be more specific. I hope my answers were adequate. Thanks for your interest in helping me.
- are you the sole wage earner in your household?	Yes. I live alone.

Member Payment Dependent Notes Series 557249

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557249	$20,000	$20,000	15.58%	1.00%	September 3, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557249. Member loan 557249 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mauck Zantzinger & Associates	Debt-to-income ratio:	9.60%
Length of employment:	3 years	Location:	Sharpsburg, MD

Home town:
Current & past employers:	Mauck Zantzinger & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,939.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mauck Zantzinger & Associates and what do you do there?	Specialize in Building & Renovating Homes Lead Carpenter
What do you plan on consolidating with this loan?	Rent includes electric/water/heat/trash/cable -$375.00 Cell - $100.00 No Children - No Expenses No Vehicle Payment Health Insurance: $200.00 mo Auto Insurance/Life Insurance: $200.00 mo It will take me several days to get a list of all credit cards, medical bills etc. I'm merely trying to consolidate all bills into one monthy bill and pay everything off within 5 years. I have some high interest rate credit cards. Let me know if this information is necessary since you most likely have pulled a credit report for this loan. Thanks.

Member Payment Dependent Notes Series 557932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
557932	$12,000	$12,000	16.45%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 557932. Member loan 557932 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	county of san bernardino	Debt-to-income ratio:	18.64%
Length of employment:	5 years	Location:	VICTORVILLE, CA

Home town:
Current & past employers:	county of san bernardino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > I am currently seeking funding so that I can consolidate my loans. I owe about $11,600 in loans. My husband was recently let go from his job and it's getting harder to pay the bills. I would like to see the light at the end of the tunnel soon and have them paid off. I feel that by getting this loan I will see that light sooner. I plan on paying this loan off within the next few years. I currently pay over $600 per month in debt alone. I would like to pay these debts off and close the accounts as soon as possible.

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	31
Revolving Credit Balance:	$10,146.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All credit cards will be paid off with this loan. They are all credit cards. name balance apr orchard 290 22.9 kohls 284.38 21.9 capital 1 492.14 24.9 chase 4294.33 29.24 best buy 1565.25 24.24 kays 2502.82 22.9 davids 120.29 22.9 childrens place 119.62 25.9 american airlines 2312.12 26.9
I am interested to help fund your $12,600 loan. My questions are: [1] What is your current position with San Bernardino County? (Job/What you do.) [2] Transunion Credit Report shows the $10,146 Revolving Credit Balance. (a 58 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to help fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.18.2010	1.I am a deputy sheriff 2.$622 3. My husband recently lost his job and we are struggling financially to pay off our debt. I can pay it myself but it would be nice to consolidate it all to one loan. 4.I do intend to pay off this loan early. I have set a goal of about three years at most.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	What is HELOC? The balance is about $177,000 The current values is about $138,000
Hi, There are hundreds of people looking for funding. Help your listing stand out by entering a description. 1) How much do you owe on your home? include Mortgages and HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For example Citi Visa $2000, 23.9% APR, $200 per month. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	1. I owe about $177,000. 2. my home is only worth about $138,000 3. I have listed this in detail on a previous post but to sum it up i owe about $11,600, pay out about $650 a month and my apr's range from 21.9 to 29.24.
- How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific.	Right now I save nothing. My family cannot afford to. We are on a tight budget. I do not plan to be dependent on debt in the future because if I get this loan all of my bills will be paid. I can payoff this loan, and then use the money I would have put toward these debts into savings.
Just to help with your question, a HELOC is a Home Equity Line of Credit.	Oh thank you!

Member Payment Dependent Notes Series 559871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
559871	$2,800	$2,800	7.88%	1.00%	September 3, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 559871. Member loan 559871 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	UC San Diego	Debt-to-income ratio:	2.80%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	UC San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > This loan will help me move and also buy a used car from a friend. It will be easy to pay off, because recently I was lucky enough to get a promotion at work.

A credit bureau reported the following information about this borrower member on August 5, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$188.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 560780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
560780	$17,500	$17,500	7.88%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 560780. Member loan 560780 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Texas Life Insurance	Debt-to-income ratio:	20.04%
Length of employment:	10+ years	Location:	WOODWAY, TX

Home town:
Current & past employers:	Texas Life Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > Trying to payoff Cancer medical debt as well as debt from putting husband through college to become RN. Borrower added on 08/29/10 > Trying to payoff medical debt from Cancer Treatment as well as debt accumulated while putting husband through college to become a RN. Borrower added on 08/30/10 > I have been with my current job for a little over 10 years. Borrower added on 08/30/10 > Husband has graduated from college and passed boards and is working full time as RN.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,211.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Texas Life Insurance?	I'm in IT.
Hello. Your credit history indicates that your revolving credit balance is $23,211. You are requesting $17,500. I have no idea what part of the $23,211 of debt is covered by the $17,500. Could you provide more information about your debts, their interest rates, and whether or not you have a home equity loan? Wishing you and your husband well.	The $17,500 that we are requesting is to mainly pay off one credit card and that balance is 17,070.91. The interest rate on that card is 19% and most of our payment is going to interest. We have 2 other credit card balances and any amount over the 17,070.91 that we receive will go towards those balances. We have stopped using all credit cards in an attempt to pay off all debt and become a debt free household once again. Friend_Indeed, I hope this answered all of your questions.

Member Payment Dependent Notes Series 561236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561236	$2,000	$2,000	7.51%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561236. Member loan 561236 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Joel Sanders Architect	Debt-to-income ratio:	4.13%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Joel Sanders Architect
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > Help me build a better world, one nut and bolt at a time! I'm a young architect, and building machines is my passion. Machines for art, machines for buildings, machines that are beautiful and fantastic. To do this, I need the tools - a 3D printer. It's a lot like a desktop printer, but it prints 3D objects with hot plastic. Help fund my loan, and I'll name my first machine after the highest lender!

A credit bureau reported the following information about this borrower member on August 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,138.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Joel Sanders Architect, and what did you do there?	Thanks for your question! I previously worked for The Living - a small Manhattan office at the forefront of experimentation in architecture - on an exciting project called Amphibious Architecture. Prior to that, I worked in the Urban Design Group at Skidmore Owings and Merrill, New York office, on a large development in Bahrain. Currently at JSA I'm working on lobby renovations for General Services Administration buildings in Washington DC, and an exciting library at a famous university. Please let me know if you have other questions!

Member Payment Dependent Notes Series 561360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561360	$15,000	$15,000	13.23%	1.00%	August 31, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561360. Member loan 561360 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	Cisco Systems	Debt-to-income ratio:	9.40%
Length of employment:	< 1 year	Location:	Broomfield, CO

Home town:
Current & past employers:	Cisco Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Cover moving expenses and housing costs. Borrower added on 08/25/10 > I moved the family across the country to leave a bad area and put my family in a better situation. I have have a steady job at a fortune 500 tech company. I need a loan to help us bridge my gap on moving expenses and housing costs.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	53
Revolving Credit Balance:	$5,185.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, i have a couple of questions. 1) Your application states you have monthly gross income of $7,333/month. Is that amount gross or net of withholding taxes? 2) Do you own a home in either your new location or old location? If so, what is the fair value of the home(s) and how much mortgage debt is on the home(s), both 1st and HELOC/2nd mortgages? 3) How long have you been employed at Cisco Systems, and why are they not covering your moving expenses?	Hello, My annual gross income is $88,000 which is about $7,333 per month, gross. We own a home in the old location, Michigan. We bought it at the beginning of the market collapse and did not expect it to lose nearly as much value as it did. We are in the process of selling that home for $135,000. We have one mortgage on that property and currently owe $175,000 on it. After realtor fees and all the other associated costs of selling a home we are going to have to come up with around $50,000 to buy out the mortgage. I have worked at Cisco System for almost three months. They covered some of the moving expenses. We want to make sure we keep our obligations. Walking away from our mortgage, like many others are doing instead of honoring their responsibilities, just isn't an option for us. If you have any more questions just let me know. Thanks.
do you have the $50k you will need to walk away from your old home?	We are working on getting the money now. So of the loan will help with that. We will not be walking away from the old home.
Is there any financial reason why you will not be foreclosing on the house in Michigan? Not borrowing $50k and taking the credit hit for several years sounds better then borrowing at least that much and leaving you barely better off then you were before. Could you break down your revolving and non-revolving debts (besides the mortgage since you already provided that information)?	Sure, We want to keep our good credit and it's important to us to pay our obligations. I have a car loan ($15,000 left) school loans(combined is about $45,000 left). We are renting an apartment in Colorado right now that is $715 a month. Once the mortgage is paid we will be able to pay back the loan much faster than the bad credit would hurt us. We are bringing most of the money to the table ourselves to pay off the mortgage. If you have any other questions please let me know. Thanks.

Member Payment Dependent Notes Series 561371

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561371	$2,600	$2,600	11.86%	1.00%	September 1, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561371. Member loan 561371 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,081 / month
Current employer:	n/a	Debt-to-income ratio:	24.07%
Length of employment:	n/a	Location:	VAN, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,668.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Can you please detail your employment info for me? I'm interested in funding your loan, but I need to know 1. who you work for? 2. what you do there? 3. how long you've been there? That will help me gauge how able to pay back this loan you will be. Thanks!	Type your answer here. I RETIRED FROM WALMART 4 YEARS AGO AT THE AGE OF 62 . I WAS IN MGMT. WITH THEM FOR 7 YEARS I RECEIVE SOCIAL SECURITY OF $ 1311.00 A MONTH AND VA DISABILITY OF $ 770.00 MO. --I OWN MY ON HOME --MORTGAGE FREE--ALSO MY WIFE IS A COACH AT A MIDDLE SCHOOL FOR THE LAST 5 YEARS--ALSO CHILDRENS PASTOR FOR LAST 2YEARS AT OUR CHURCH --BOTH JOBS-- SHE MAKES OVER $30000.00 A YEAR--THANKS
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here.THERE IS NO MORTGAGE ON MY DOUBLE WIDE MANUFACTURED 1990 REDMAN HOME. I SOLD MY HOME IN MARSHALL TEXAS IN 1997 AND PAID CASH FOR MY PRESENT HOME .I HAVE THE TITLE/DEED IN MY NAME ONLY--NO{ HELOC} --HOUSE WAS COMPLETELY REMODELED INSIDE AND OUT IN THE LAST 2 YEARS . I"VE LIVED IN MY HOME 13 YEARS----THANKS

Member Payment Dependent Notes Series 561605

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
561605	$5,000	$5,000	13.23%	1.00%	August 31, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 561605. Member loan 561605 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,808 / month
Current employer:	CHILDREN'S AID SOCIETY	Debt-to-income ratio:	1.44%
Length of employment:	2 years	Location:	new york, NY

Home town:
Current & past employers:	CHILDREN'S AID SOCIETY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,801.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you planning to purchase?	i am planning to purchase a new computer, pay for school and make a couple of home purchases.
Member 722748 (Dewin), What will you be purchasing? What other debts do you have? Will you be paying in full the $1800 revolving credit balance? I hope to invest in your loan.	I dont have any debts at the moment and what is the $1800.00 credt balance?
What type of "major purchase" are you planning to make?	Im having a little bit of issues understanding the loan process. can i please have a representative contact me after august 30th. thank you.

Member Payment Dependent Notes Series 562569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562569	$20,000	$20,000	13.98%	1.00%	August 31, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562569. Member loan 562569 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	ATT	Debt-to-income ratio:	10.77%
Length of employment:	5 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	ATT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > I plan to use these funds to consolidate my bills. This will allow me to properly budget. I am a good borrow because my credit history speaks for itself. For the last 5 years, Ive paid all of my bills on time. I also was able to reduce a lot of debt over the past 2 years. My monthly budget including rent, this consolidated loan, and personal items will be approximately $1800.00 a month. My job is very stable. Our company is a fortune 500 company that was not affected by the recession. Our company continues to meet or beat wall street estimates. We reported $4 billion dollars in earnings for the second quarter 2010. Layoffs is not an issue for management in our company. Attrition offset layoffs. Borrower added on 08/20/10 > I would like to thank you all for your contributions. This loan would truely help me control my expenses and get out of the debt I am in. Thanks!!!

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	70
Revolving Credit Balance:	$5,890.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at ATT?	I am an Electical Engineer for AT&T.
I am interested to help fund your $20,000 loan. My questions are: [1] What is your current position ATT? (Job/What you do.) [2] Transunion Credit Report shows the $5,890 Revolving Credit Balance. (43 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $20,000 loan; ~ $6,000 is Revolving Credit Balance; ~ $14,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN YEARS answer. ("As soon as possible", or similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.19.2010	Im an Electrical Engineer for ATT. I am an ATT Engineering manager. I am paying approximately $851 a month. This amount includes vehicle payment and credit card payments. Yes, there is approximately $5,000 + in revolving...what is not included is my bill me later account totaling approximately $3800 that i would like to consolidate. My remaining balance on my vehicle is approximately $10,000. I would like to consolidate all of these monies aformentioned. Ive proven that I am a responsible borrower. My credit history states that I've payed on time for the past 5 years. All I would like to do is consolidate my debt to better manage my funds. Yes, I am hopeful that I would be able to pay off the funds within the time allotted. My target is 3 years.
Loan listed 4 days; 13 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.23.2010	Good morning USMC, I've submitted all of the needed documentation Saturday morning via email. I will take your advice and call to make sure this process takes its course. Thanks for your help.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Hello MRTZ...I am supporting myself and my wife..she is currently attending Graduate school at the moment. My monthly Gross with Bonus is $74,000 a year. Yes, if it doesnt fully fund, I will accept. I really appreciate you and all the investors and what you are doing to help. Thanks a lot!

Member Payment Dependent Notes Series 562869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
562869	$17,000	$17,000	11.49%	1.00%	August 31, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 562869. Member loan 562869 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Priority Capital Group	Debt-to-income ratio:	11.29%
Length of employment:	2 years	Location:	San Diego, CA

Home town:
Current & past employers:	Priority Capital Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,218.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance of my mortgage is $220,000. I do not have and second mortgages/HELOC on this property. I have pasted the zillow estimate below: http://www.zillow.com/homes/14145-37th-ave-n--55447_rb/ Mark

Member Payment Dependent Notes Series 564302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564302	$10,000	$10,000	16.82%	1.00%	August 31, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564302. Member loan 564302 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	ERC company	Debt-to-income ratio:	1.80%
Length of employment:	3 years	Location:	jacksonville, FL

Home town:
Current & past employers:	ERC company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > its for manufacturing thanks Borrower added on 08/20/10 > The 1st crossed flags ornament to hang in your car representing union between nations Borrower added on 08/28/10 > Thank you investor!!!

A credit bureau reported the following information about this borrower member on August 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	18
Revolving Credit Balance:	$618.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you break down and itemize your monthly expenses to show that you are capable of paying back this loan?	Hi there Member # 560405 Yes I can, its simple really; Rent is $400 Electric is $150 Water is $30 Cell phone is $150 Food is $200 Gas is $150 Car insurance is $80 No car note, no credit card bills, I'm very capable of repaying back this loan just with my normal job at ERC,

Member Payment Dependent Notes Series 565660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565660	$15,000	$15,000	15.21%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565660. Member loan 565660 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,250 / month
Current employer:	Entergy	Debt-to-income ratio:	7.48%
Length of employment:	5 years	Location:	Highland, NY

Home town:
Current & past employers:	Entergy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > I will use this loan to pay off 3 credit cards. I have no other revolving debt (only a first mortgage & one car payment). I earn over $10,000 per month as a senior nuclear chemistry technician and have been at my job 5 years. My goal is to pay the loan off in less than 3 years. However, I asked for a 5 year loan due to any unforeseen emergencies. My wife, who previously was employed as a State Investigator of Consumer Fraud, will begin working a part time job around my work schedule so that we do not run into financial issues ever again.

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	38
Revolving Credit Balance:	$13,083.00	Public Records On File:	1
Revolving Line Utilization:	82.30%	Months Since Last Record:	30
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	We only have three credit cards with balances and we are paying them off with the loan so that we will have only one monthly bill. Capital One bal - $9200 - apr 17.90; Chase balance $3300 - apr - 12.24; and Amazon Chase $1300 - apr over 19% . The reason the Capital One balance is so high is this year we had to repair our furnace and replace our central a/c. Two major expenses we did not budget for since our home which we bought 2 years ago is only 8 years old.
What is Entergy and what do you do there?	Entergy Corporation is an integrated energy company engaged primarily in electric power production and retail distribution operations. I work for Entergy Nuclear at Indian Point in New York State as a senior nuclear chemistry technician. If you would like to learn more about Entergy, you can visit its website: www.entergy.com or www.entergy-nuclear.com.
Is gross $10,250/month your income alone, or is it the combined income of your household?	It is my income alone. My wife has been home for almost 4 years taking care of our two children. She will begin a part time job this fall when school begins.
Transunion Credit Report shows 1 Public Records on File originating 30 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Tuesday 0.24.2010	The public record was a judgment, which was paid off when we bought our home. Therefore, the judgment was satisfied and discharged of record. We are working with the credit companies (Equifax, Experian, and Trans Union) to have the same reflected.
I am interested to help fund your $X15,000 loan. My questions are: [1} Answer my earier email Subject: Transunion Credit Report shows 1 Public Record on file 30 months ago? [2] What is your current position with Entregy? (Job/What you do.) [3] Transunion Credit Report shows the $13,083 Revolving Credit Balance. (83 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.24.2010	1. I hope you received the answer to the previous question (the public record was a judgment, which was paid off and discharged). 2. I am a Senior Nuclear Chemistry Technician. I was previously in Operations at Indian Point. (I was on a nuclear submarine in the Navy.) 3. We do not have a HELOC, Home Equity Loan or any other type of second mortgage, only a first mortgage on our home. We have one car payment and typical household bills. We pay approximately $500 a month towards our 3 credit cards which we will pay off and close 2 of with this loan (keep 1 for emergencies). 4. I am asking for help as due to the market we are unable to obtain a HELOC. In two years the value of our home dropped $38,000. The debt is not from frivolous spending, but instead home improvements (furnace repairs, new central a/c) and a few medical bills, which were not covered by our insurance. 5. We will try to pay the loan off in less than 3 years, but in case of any unforeseen expenses want the option of 5. Thank you for considering funding our loan.
Thanks for reply. You're a veteran, I'll be investing in your loan. How long did you serve active duty in the U S Navy? (USMC Retired Officer friend son formerly nuclear reactor operator USN "Boomer" subs stationed Hawaii. After 12-years he left Navy and works as nuclear reactor operator at plant in Arkansas.) Lender 505570 USMC-RETIRED Tuesday 08.24.2010	Thank you. I was in the Navy for 6 years. (USS Maryland)
I like your personal finance metrics and will likely be investing in your loan application. However, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	Thank you, I will do so
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We do not have a HELOC, home equity loan or any other type of 2nd mortgage. The balance on our first mortgage is $213,000. We bought our home two years ago for $278,000. According to our tax bill the market value is $254,000.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes. We will pay off the credit cards with the higher interest rates. If any funds are left over, we will put them towards the third credit card with the lower rate. If the loan does not fully fund, our goal is to pay off the third credit card by the end of the year with holiday money/overtime.

Member Payment Dependent Notes Series 565883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565883	$12,000	$12,000	11.86%	1.00%	August 31, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565883. Member loan 565883 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Energy Developments Inc	Debt-to-income ratio:	8.75%
Length of employment:	1 year	Location:	Dahlonega, GA

Home town:
Current & past employers:	Energy Developments Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > My funds will be used to settle some debts incurred while working for a pervious company. The amex was in my name and someone within the company used the card before they went out of business. My job now is very stable, and we are super busy. We build power plants using verious forms of alternative fuels, but unlike the hype involved in this area now, we've been doing it for along time all over the world. It's a very good well financed company and very secure making several new investments in companies and projects in the US currently.

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	58
Revolving Credit Balance:	$10,070.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
based on your income and the amount you are paying off, it would be helpful if you can explain why you need this loan. here is my thinking: assume a tax rate of 30%. this leaves $16,667*(1-30%) = 11667. assuming you spend $5000 a month on stuff, you could pay off $12k in 2 months. why do you need this loan? what does your monthly expense picture look like? or maybe you have lots of other debt that's preventing you from paying this debt? so, if you are willing, please explain.	Finspons, Thank you for your question and it is a very valid one. A year ago I made a large real estate investment and depleted my available cash not anticipating the market would still be where it was, thus my cash position is short and I do not want to risk not being able to make any or all of my obligations on time. or in full. There is a much longer story that has to do with the previous company that I was the President of and credit card expenses that were done without my knowledge using my company credit card that I'm no respsonsible for. That I'm sure will end up in litigation but in the mean time I do not want to jeopordize my credit rating and want to pay it off very quickly. and that is exactly what this loan is for. As you so eleqountly point out there is cash available and I do not anticipate taking the full term to pay off the loan, but I need the cash quick now, and I think that the Lending club is a great forum that I hope to become an investor in due time. Thank you
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Emerald, The total balance of mortgage is $350,000, and the current value is $435,000 and no HELOC. Thank you very much. RJF
Hello, Can you talk about the delinquency and how that was resolved?	I have never had a delinquency, The only thing that shows up on my credit rating I was just informed is a late payment from several years ago. and to the best of my knowledge it was 5 or more years ago. I've never defaulted on a loan, and have only been late a couple of times and that was during the time I was transferred from Wisconsin to Florida and I was holding two house payments for a while. i had rented my house in wisconsin until it sold and the renter moved out unexpectedly and I held both payments until the house finally sold.
IM N GOOD LUCK	Thank you MRTZ.
WHAT WAS DELINQUENCY 58 MONTHS AGO	Please see the response from a previous question

Member Payment Dependent Notes Series 565938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565938	$22,000	$18,650	16.45%	1.00%	August 31, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565938. Member loan 565938 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	accord eng	Debt-to-income ratio:	2.32%
Length of employment:	10+ years	Location:	fallbrook, CA

Home town:
Current & past employers:	accord eng
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > /thank you to all investors!...My family appreciates it very much! Borrower added on 08/25/10 > Fully approved!...Hope to get all funding.. thanks.. Borrower added on 08/28/10 > I am an En. Geologist..Hazmat clean-up for 30 years..very steady job market..looking for this as debt consolidation money..Appreciate it!

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	10
Revolving Credit Balance:	$6,524.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance is 600,000. My home value is 1,000,000. I also have a duplex with a mortgage of 100,000 the value is 275,000. and I have a positive on that property as the mortgage is 600.00 and I receive 1600.00 in rents..hope that helps..
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? - What debts are you trying to consolidate? Credit report only shows 6.5k in debt you're asking for 22k. Thanks!	My wife contributes..and she has some debt in her name for three big unexpected expenses..which we would like to consolidate and pay off..She is self employed her year to date this year is $30,000. Thank you for your consideration..
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 10 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.17.2010	Just pulled my credit on all 3 providers and I didn't find any delinquencies within the last 5 years.. not sure?
I am interested to help fund your $22,000 loan. My questions are: [1} Answer my earlier email Subject: 2 payment delinquencies within last 24-months; most recent was 10 months ago. [2] Brief description of employer Acccord Engineering? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [3] Transunion Credit Report shows the $6,524 Revolving Credit Balance. (a 68 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [4] $22,000 is loan; ~ $7,000 is Revolving Credit Balance; ~ $15,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [5] Briefly, why should lenders commit their limited $ to help fund your loan? [6] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for SIX answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.12.2010	Accord is an environmental clean up company..HazMat etc. I am an environmental geologist. I have been in this line of work for 30 years. Other debts are my wife's..total credit card debt is 20,000. payments are 700.00 per month currently...Not sure about paying it off early depends on my wife's income as she is self employed. We live on my income..her imcome is used for paying for extra things..
I'd like to fund this but a couple of things stand out - Lack of income verification. This requires some paperwork on your part, which I'm confident you can do...but you have to do it quickly. Lendingclub can take a while to process it. - You are asking for so much more than the revolving debt that we see. $22k vs $6k. Can you explain the discrepency? - Your delinquencies 10 months ago -- you should be able to see this on your transunion credit report. Did you get the transunion report? Last thing, could you tell us how projects are going at Accordeng, do you have big ones you are working on now, is business slow during the recession, etc?	I can provide income verification easy. My wife has some debt that is what the additional money is for..Hazard waste clean-up is not affected by the economy..we are busier than ever..I will check my credit reports again...haven't found the issue you are talking about..thanks for your consideration..,
Loan listed 4 days; 30 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 08.20.2010	Thanks for the advice..I sent all required paperwork already..
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes..thank you..
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	2 family incomes..and yes.. thank you..
WHAT IS TOTAL MONTHLY INCOME	$13,000..My wifes' income flucuates as she is self-employed
WHAT IS UR TOTAL MONTHLY INCOME	approx. $13,000.
IM N	What?

Member Payment Dependent Notes Series 565941

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
565941	$16,750	$11,600	11.49%	1.00%	August 31, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 565941. Member loan 565941 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	wdw	Debt-to-income ratio:	22.71%
Length of employment:	7 years	Location:	orlando, FL

Home town:
Current & past employers:	wdw
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,075.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
With 7 days left you don't seem to be doing very well to reach your loan amount. If you verified your income with LC and provided some information about your loan request and occupation, it would probably help to attract lenders.	i make about 45,000 + a year ,waiting tables an the loan woud be for consolidation of credit card an loan, i have a 750 credit score ,and always up to date with my payment,
I meant verify your income through Lending Club. There is a process to do that, and then your stated income gets a big check mark. Many lenders like to see that. Speak to your contact at Lending Club. Your loan is moving very slowly with only 40% and 5 days left.	ok i will

Member Payment Dependent Notes Series 566137

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566137	$20,000	$20,000	16.45%	1.00%	August 31, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566137. Member loan 566137 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Universal Mind	Debt-to-income ratio:	12.17%
Length of employment:	3 years	Location:	Fort Worth, TX

Home town:
Current & past employers:	Universal Mind
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > This loan will be used to consolidate several very high interest rate credit card accounts (the issuers decided to raise my rates dramatically even though I have never missed a payment and was a long time customer - the accounts are now closed). I am following the Dave Ramsey plan to get completely out of debt and hope to have all commercial debt eliminated in the next 2-3 years (including this loan).

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,894.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage is currently at $127,000 with no HELOC or seconds. Market value is around $115,000.
what are the 5 credit inquiries over the last half year?	Two were for car shopping, purchase a Kia Soul. The others were in looking for this loan. No other credit has been issued other than the car loan.
Your credit report shows a Revolving Credit Balance of $9,894.00 what is the remaining $$ for?	The debt that this loan will be used for are not on open accounts. I have two accounts that show as closed but have a balance. Both have a ridiculously high interest rate (which the card company pulled on me after many years of being a loyal customer with not a single late payment). In addition there is another card under my wife's name (from the same company) that I will be using the money for. Here is information on the accounts: CC1 @27.99% 4287.51 $145.00 (Will Pay Off) CC2 @25.99% $8570.85 $275.00 (Will Pay Off) CC3 @ 31.99% $8124.05 $286.00 (Will Pay Off) - wife's card Note: This loan will not totally pay off the first three but I will put in the extra and have them payed off in less than a month. The revolving balances I plan to pay off over the next two years as well, but those cards have lower interest rates than this loan thus no reason to consolidate them.
Hello, Please explain your employer and your duties with them. MG	I work for a digital solutions company (Universal Mind) specializing in rich internet applications and mobile development. I personally work on a product called SpatialKey (www.SpatialKey.com) as a software architect. I am in charge of the server development of this product.
Not a question, just a comment...I have used the same plan that you are using to get out of debt. Lending Club is one of my investment options...it is good to know that we are helping each other! Good luck and God bless! :)	Thank you for the comment and the support! With focus it can be done. Bless you and yours.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	I am the sole wage earner at this time. My wife is a student and will be starting a Phd program soon that will include additional income as well though. Budget information: CC1 @27.99% 4287.51 $145.00 (Will Pay Off) CC2 @25.99% $8570.85 $275.00 (Will Pay Off) CC3 @ 31.99% $8124.05 $286.00 (Will Pay Off) Note: This loan will not totally pay off the first three but I will put in the extra and have them payed off in less than a month. CC4@ 14.99% $4881.36 $63.00 CC5@ 15.24% $4804.77 $100.00 House Payment $1298.00 Car Payment $480.00 Utilities $425.00 Car/Life Insurance $138.35 Food $400.00 Cat Food $120.00 Household Items/Incidentals $200.00 Personal $300.00 Gas/Transportation $190.00 School Loan $100.00 Entertainment $148.62 Note: $1000 in a second bank account for emergencies. Net Monthly Income: $6499.00 Monthly Expenses: $3799.97 Total Left for CC Payoffs and Loan: $2699.43
I have decided to invest in your loan - and want to wish you the best! I would say the best of luck-- however, from my own experience with beating the debt monster, I found it to be about dedication and focus. LC is a unique opportunity for people to help people, and I wanted to help other people as soon as I could. I tend to loan to people who seem to understand this, and who seem focussed and aware of their situation -- such as you. No need to reply unless you wish too, but again - wishing you every success!!	Thank you for the kind words! I know what you mean about focus, it really does take dedication. The wife and I have been at it for some time and know we have a long road ahead... but the reward will be well worth it. After seeing this process first hand with LC it does indeed seem to be a great way for people to help people in a new and unique way. I look forward to when I can contribute to others as well.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Obviously I would prefer for the fully funded loan, but I will accept either way.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Obviously I would prefer for the fully funded loan, but I will accept either way.
$120 for cat food? Do you have 10 cats or are you just feeding one cat prime rib for all its meals? You don't have to answer this, just an observation. I will be funding your loan.	Haha, good question. Not 10, but we do have 4 of them. One has special diet needs so they are all fed Wellness grain free food which is more expensive than standard cat food. The line itself is a little misleading, includes pet insurance, any vet visits through the year, etc. Try to plan ahead in the budget. If the amount is not used it gets put into paying off debt.

Member Payment Dependent Notes Series 566142

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566142	$20,000	$13,850	17.56%	1.00%	August 31, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566142. Member loan 566142 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	CFM	Debt-to-income ratio:	7.03%
Length of employment:	3 years	Location:	San Francisco, CA

Home town:
Current & past employers:	CFM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/17/10 > I have a good credit history. Only reason I need to consolidate is because the banks raised the interest rates on my credit cards without cause. I have very stable employment and am a homeowner. Borrower added on 08/25/10 > LC has verified my income, employment and other pertinent information for this loan.

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	32
Revolving Credit Balance:	$21,849.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is around 1 million dollars. Current market value of my home is 1,485,000 million dollars. It's a duplex in the SF Bay Area.
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field? Also, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	My personal information including employment history has been submitted to Lending Club. Everything I've submitted is verifiable. I've never had a lapse in employment. I worked in the legal field for over 15 years and currently work in financial administration for more than 6 years.
Why do have a need for this loan when you make $10,000 / month? And your Revolving Credit Balance is only $21,849.00. What you submitted to LC is not shown to us investors/lenders. They have approved your loan, but not verified your income.	LC verified my employment, income with my W-2, tax return from the IRS and my paystubs. I don't control what LC reveals to investors/lenders. Please contact LC if you have questions about their loan approval process. Reason I am seeking this loan is to not carry revolving credit card balances that is rated differently than one installment loan.
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOEES NOT FULLY FUND WILL U ACCEPT THE PROCEEDS	I am the sole provider for my family. One income. I am unsure if I will accept the loan if it doesn't get fully funded. It depends on what LC offers in terms of rates/term of other loan. I am simply trying to consolidate 3 credit cards with one installment loan payment.
WOULD LIKE 2 NO IF YOU WILL ACCEPT THE PROCEEDS	I hope to receive the entire funding. I will accept the proceeds.
IM N	Thank you!
IF U DONT RECEIVE FULL FUNDING U CAN REAPPLY IN 30 DAYS FOR BALANCE NOT RECEIVED	I don't think so. I believe I have to wait 6 months to apply for a new loan.

Member Payment Dependent Notes Series 566174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566174	$24,250	$24,250	10.38%	1.00%	September 2, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566174. Member loan 566174 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Radvision	Debt-to-income ratio:	6.18%
Length of employment:	2 years	Location:	GLEN COVE, NY

Home town:
Current & past employers:	Radvision
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$33,215.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage Loans - $410,223.49 Market Value - $389,405
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Mortgage Loans - $410,223.49 Market Value - $389,405

Member Payment Dependent Notes Series 566286

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566286	$10,000	$10,000	13.61%	1.00%	August 31, 2010	August 31, 2015	August 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566286. Member loan 566286 was requested on August 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Nolan Painting	Debt-to-income ratio:	16.39%
Length of employment:	< 1 year	Location:	Collingdale, PA

Home town:
Current & past employers:	Nolan Painting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 >

A credit bureau reported the following information about this borrower member on August 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,283.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 566600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566600	$7,000	$7,000	11.12%	1.00%	September 3, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566600. Member loan 566600 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Shaw Industries	Debt-to-income ratio:	23.44%
Length of employment:	8 years	Location:	DALTON, GA

Home town:
Current & past employers:	Shaw Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > FYI...I have always made payments on time. I have never missed a payment. I will more than likely have this payed off in 2 years instead of 3. Thanks for all of those who are investing with me! Borrower added on 09/01/10 > This loan is going to give me the ability to purchase a GMC Typhoon....if you are a car enthusiast, you will know what this is!! I am helping a friend out who needs to sell his ASAP. The value of the car is around $10,000+. I have a very stable job....currently employed with the same company for 8 years. I recently graduated with my MBA and will be progressing through the corporate ladder. I work for a company owned by Berkshire Hathaway.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	15
Revolving Credit Balance:	$18,418.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to do with the loan? the listing shows revolving debt of $18,400. Your loan heading says "GMC Typhoon Loan. I that where the loan will go rather than to existing debt?	Thank you for the question! Yes, this loan will go towards the purchase of a GMC Typhoon vehicle. The debt I currently have is not high APR debt, so I would not benefit taking out a loan to pay off another loan. The vehicle is too old to be considered for a conventional auto loan at most banks. That's why I came to this community of investors! I look forward to working with you all in the future! Thanks!

Member Payment Dependent Notes Series 566740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566740	$25,000	$15,075	13.98%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566740. Member loan 566740 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	13.70%
Length of employment:	6 years	Location:	marion, AR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > investors: agreed as paid for all 7yrs on credit report nothing late looking for best fixed rate to retire this debt on Credit cards this is a lateral move not to incur added debt

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1981	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,847.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	how do i answer this question without putting public info please reply
Your Borrower Profile shows $16,667 Reported Gross Income Per Month; Length of Employment as 06 years, but Current Employer as "N/A". If self-employed, what is your primary occupation? If business owner, what is your primary business description? If employer is person or firm, then identify your employer? If none of the previous apply, then identify sources of reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? Unemployment Benefits? Advance thanks for appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednesday 08.18.2010	My 2009 Fed tax return show $248,247.00 as income @12,000.00 was my wife's. I will be 49 this September of which since the age of 16 yrs of age have been in the restuarant business. I have move from a busby to a 50% owner. Bonanza Steakhouse WMB inc 25plus years then to Coltons for the last 6.Over a year to build it then opened December 2006. This restuarant was set up with me being key manger and a $2,000,000.00 key man ins. through White River Ins to proctect my family and business.The business is a 2.4 mill investment with a 7yr am. It pays my taxes and the notes $36,500.00 for notes and remaining cash for taxes. I have made one extra payment of 50,000.00 towards principal.My credit score is between 700 and725. Please help me with a fixed note. thank you
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My house appraised for $214,000. The balance is @159000.00 I have no second mortgage or a home line of credit. My credit scores are between 700 and 725. I need a fixed note at your best offer thank you.
We do not know your name, we know you only as Member_729059, so you can list your debts in the format of CC#1: $xxxx. @20%, CC#2: $xxx @15%, etc. Do not include account numbers. Thank you in advance!	acct is now closed 11.24% 8721.83 acct open 13.99% pay 5550.83 acct now closed 3.99% pay 3779.10 act opened 24.99% pay 5100.00 ending The above pay off CC 1200.00 @17.24 cc 836.00@7.24% cc 1545.00 @ 8.99 cc 17000.00 @2.99 cc 1950.00 0% defered cc 1200.00 0% defered cc 13000.00 5.99 &13.90%

Member Payment Dependent Notes Series 566774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566774	$25,000	$25,000	11.86%	1.00%	September 1, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566774. Member loan 566774 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,999 / month
Current employer:	Warren City Schools	Debt-to-income ratio:	9.50%
Length of employment:	10+ years	Location:	Warren, OH

Home town:
Current & past employers:	Warren City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > want to payoff charge card and buy 2-3 years of a state retirement program

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,765.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I will pay off a credit card bal 3795, a car 6145 bal. rest will be used to by 2years of retirement. This will leave only a house payment of 880 with bal of 99000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Typebal of mortgage is 99000. no heloc. market value is 110000.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	A credit card bal of 3795 will be paid off. a car bal of 6100 will be paid off. rest to purchase retirement years. Mortgage bal is 99000 with 5.75% payment of 880 p&i&ins&taxes. I am the manager of information systems work with student information data and programs. I supervise 2 data specialists. We are responsible for state reporting and teaching building personnel.
How long before you retire? Is your retirement a defined benefit or defined contribution plan? Will your monthly benefit be able to pay off the debt?	I have 26 years in and can retire anytime. buying 2-3 years gives me more money. I plan to take a partial lump payment to pay off the loan.Will have no bills other than housing.

Member Payment Dependent Notes Series 566804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566804	$25,000	$15,250	15.21%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566804. Member loan 566804 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	Cooley LLP	Debt-to-income ratio:	18.75%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Cooley LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > Will be used to consolidate debt as I transition back into the practice of law. I'm a former law partner who took a few years out of law to start a construction company, which was hurt by the economy. I'm now practicing law again as an associate with fast advancement opportunity and income increases through raises and bonuses. Job security is very high I believe, and I plan to make partner again at this new firm in a new practice area (Trademark/Copyright law).

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,412.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.(1) Mortgage and HELOC are approximately $650,000; (2) zillow.com provided a "zestimate" on my home of $916,500. Thanks for your interest.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I will either accept the less than fully funded proceeds or I might list it for another two weeks if less than 60%, which I understand is an option as well. I have a question into Customer Service, though, about whether listing for another two weeks means my funded status starts back at $0. If so, then I will not list for another two weeks and will accept the proceeds as of when the first funding period ends tomorrow. Hope that makes sense, and thanks for your interest.

Member Payment Dependent Notes Series 566807

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566807	$24,000	$14,525	16.32%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566807. Member loan 566807 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Direct Brands	Debt-to-income ratio:	7.99%
Length of employment:	6 years	Location:	Mattituck, NY

Home town:
Current & past employers:	Direct Brands
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Hi, I am applying for this loan to consolidate all my outstanding debt into one payment with just enough left over to finish the apartment I am building in my home. Once complete this apartment will bring in an additional $700.00 a month further increasing my financial stability. I have a good credit history and understand the importance of paying ones debt. I never have defaulted on any loan nor neglected any financial obligation. Through the years I have paid off 5 car loans, a home equity loan, 2 student loans etc. I have an excellent work history and am well respected in my field. I’ve been with my current employer for over 6 years and am appreciated so much there, I was recently given a retention bonus by them to insure I stay on with the company. Thanks for you consideration of this loan

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$24,260.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows creditor payment delinquencies within 24-months; the most recent 20 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.18.2010	The only delinquencies on my credit report are those to the NYS Child Support agency. I had my child support deducted directly from my paycheck and sent to the child support agency. However, there was a mix up between my employer and the agency and my for a brief period of time my account was not properly credited. So, although I never missed a payment on my end as it was always properly deducted, my credit report shows a deliquency. I've attempted to clear this up as well as my employer by contacting the agency but to no avail.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total owed on my home is $271,000. With all the recent renovations the value is around $320,000 - $340,000. I am confident that if I had to do a quick sale I could easily get the $320,000.
What's your position (Job/What you do) for Direct Brands? AND In YEARS, how long do you intend to service this loan (keep it active) before payoff? Lender 505570 USMC-RETIRED Sunday 08.22.2010	I am the Senior Art Director which means I manage a group of Graphic Designers. I plan to service this loan for @ 2 years. At that time I will be selling the home and settling this loan.
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U A CCEPT THE PROCEEDS	I am a single person with multiple income steams - my regular job as an Art Director as well as graphic design side work. I will have to evaluate if it make financial sense to accept a lower amount after I know what that amount is.

Member Payment Dependent Notes Series 566883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566883	$12,000	$12,000	15.58%	1.00%	September 3, 2010	September 1, 2013	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566883. Member loan 566883 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Kawerak, Inc	Debt-to-income ratio:	20.67%
Length of employment:	9 years	Location:	Nome, AK

Home town:
Current & past employers:	Kawerak, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	14
Revolving Credit Balance:	$4,600.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I believe it 273,000, and the market value is over 300,000
In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff?	I would hope to get it paid off within 2 years

Member Payment Dependent Notes Series 566895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566895	$25,000	$25,000	17.56%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566895. Member loan 566895 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	CUSTOMS AND BORDER PROTECTION	Debt-to-income ratio:	13.71%
Length of employment:	4 years	Location:	MIAMI, FL

Home town:
Current & past employers:	CUSTOMS AND BORDER PROTECTION
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	40
Revolving Credit Balance:	$20,614.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for CUSTOMS AND BORDER PROTECTION?	I'm a CBPO Customs and Border Protection Officer.Our job is to prevent terrorist and any kind of narcotics from entering the USA.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance is $213,959.70 and I don't have a HELOC. The market price is 210,000
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	My monthly budget is about $4,400.00. I'am not sure about specific balances but I owe in credit cards around $22,000.00 and I'am paying in total close to $900.00 a month. I will be able to reduce my dependence on debt by pay increase that we just got. Going to $73,000.00 a year plus 15% percent night differential and $35,000.00 a year in over time. I'am the sole wage earner
You never answered my earlier email. Most important part was: In Y-E-A-R-S how long do you intend to service (keep active) this loan before final payoff? Lender 505570 USMC-RETIRED Saturday 08.21.2010	I will keep this loan for the five years. Sorry I did not see this email
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. Thanks.	Mortgage is 1,700 car is 450.00 and credit cards 900.00. Phone and internet 140.00 food around 250.00, gym $9.00, Utilities 200.00 and I dont have children
Enter a description for this loan, it might fund more quickly.	Loan consolidation.. This loan is strictly to pay off credit cards
Hi, your application lists monthly gross income of $7,500. Is this amount gross or net of withholding taxes?	The answer is gross.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes I would accept the loan even if is not fully funded

Member Payment Dependent Notes Series 566922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566922	$14,000	$14,000	18.30%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566922. Member loan 566922 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,533 / month
Current employer:	Oakley	Debt-to-income ratio:	22.66%
Length of employment:	10+ years	Location:	Oceanside, CA

Home town:
Current & past employers:	Oakley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > Thank you for your consideration in funding my loan. I have never been late on a payment, including mortgage, auto, credit cards, etc. This is my first loan request through LC and I can assure you that all payments will be on time. I participate in kiva.org where I fund small amounts to international entrepreneurs who are looking to alleviate poverty. LC is similar in a sense. Again, I appreciate your time and for funding my loan. Thank you.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,795.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance on my home is approx. $225k, the current value of my home is approximately $110k as it is located in a county that was one of the hardest hit during the financial crisis in southern California.I turned my home into a rental property about 2 years ago and I intend to keep it as a rental property until it's paid for and can then generate retirement income for me. I live with my boyfriend in his home and he pays his full mortgage.
Hello, I am interested in helping to fund your loan. First please contact Lending Club (support@lendinclub.com) to find out how to submit income verification. Thanks!	I have emailed Lending Club to find out how I submit income verification. However, according to their FAQ, it states... "Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application." From what I can see, my loan is not under review and is in the approved status. My annual income is $91k, along with $950 in monthly rental income for a total of $102,400. This does not include my annual bonus as it depends upon company performance at the end of the year. I'll wait for their response.

Member Payment Dependent Notes Series 566992

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
566992	$25,000	$25,000	18.67%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 566992. Member loan 566992 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Pier Sixty LLC	Debt-to-income ratio:	20.84%
Length of employment:	8 years	Location:	CLIFTON, NJ

Home town:
Current & past employers:	Pier Sixty LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > Thank you in advance for your consideration. I have spent years building great credit but have gotten used to over spending. I have not missed a payment to any of my creditors on over 5 years. I am now seeing that my creditors are raising my APRs and it is harder to make the minimums. I am requesting this loan in order to eradicate my high rate credit card debts and be able to make one simple payment each month. I will then begin to slowly close the paid off accounts so that I will not be tempted to use uneeded credit. I subscribe to myfico.com and Susie Orman which has made me aware of so many blunders some of us experience. I now just need the extra funds to put this plan into action. I am a very responsible sales manager with over eight years at the same job. I have been at the same residence for over four years. Borrower added on 08/18/10 > Dear Investor/Lender, Thank you in advance for your consideration. I will be using this money to pay off credit card debt. I will begin to close out my credit card accounts slowly in order to lower the amount of my available credit to avoid future mistakes of overspending. I am a good borrower as I have not missed any payments on my accounts. I am taking this measure to insure that my credit rating stays positive while allowing me the breathing room to stay ahead of my debt. I am a college graduate and understand that once you receive credit, you are responsible for paying it back. My monthly income is around $8,000.00 before tax. I rent and pay $600.00 a month. I have been at the same job for over 8 years and I am an employee in great standing. I have been promoted three times over the past 8 years. Please do not hesitate to ask me questions as I will check in frequently to provide answers. Thank you again for your time.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	70
Revolving Credit Balance:	$30,904.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Pier Sixty LLC and what do you do there?	Hello Critical Miss, Pier Sixty LLC is a large catering company located within the Chelsea Piers Sports and Entertainment Complex in Manhattan. I am a catering sales manager here. We specialize in higher end galas, non profit events and weddings, bar/bat mitzvahs etc. Our website is www.piersixty.com if you are interested in checking us out. Thanks
Hi, Since this is a debt consolidation loan, please list each debt you have, include the type, interest rate, and amount. Then indicate which debts you will consolidate with this loan. Thank you in advance.	Hello Member _614192 Thank you for this question. Here is the answer: All Credit Card Debt: CC#1 - 9,155.05, 17.24 APR CC#2 - 10,699.23, 19.99 APR CC#3 - 4,434.19, 13.24 APR CC#4 - 655.00, APR 20.15 These four will be consolidated Total Amount to consolidate - $24,943.47 I am spending over $850.00 a month on these. The loan you would be funding will allow me to pay less each month and would be fixed. CC's #1, 2 and 3 also keep lowering the amount of available credit as I pay down the balances which keeps my owed debt to available credit ratio high. My goal is to pay off the highest rate cards first and then the lower rate cards. Hope this helps. Thanks
- What is your monthly budget? - How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute? Thanks for your detailed answers to the others' questions so far.	Hello oletello, Thank you for your in depth question. Here is my in depth answer. On my monthly budget: Credit card debt = 875.00 - 1025.00 a month(variable) Rent = 600.00(fixed) and Utilities = (variable) Car Payment, Car Insurance , Commuter Tolls, Parking in New York City, Gas, Cell Phone, Cable/Land Phone/Internet Package, Clothing, Dry Cleaning, Dining, Misc., = $6,400.00. This leaves me with very little to save! A little more than 100 a week. I do however find a way to invest in my 401K at work. $50.00 a week. I do have a plan to reduce my dependence on future debt. That plan is to not carry more debt than 10% of what is available to me. There was a time when it was cool to charge it and forget it but that time has past and I am a guy that stupidly got caught up in that mentality. Not to be repeated! I am the sole wage earner in my household. I thank you again for your interest in funding me out of this mess! Best, Randall
How long do you intend to service (keep active) this loan before complete payoff?	Hello USMC-RETIRED, Thanks for your question. My goal is to have this loan paid off within 3.5 and 4 years. I wanted to make sure that I did not overextend myself by being too aggressive with the faster payment schedule. My car will also be paid off in two years which will allow more funds to complete the payoff of this loan in a quicker fashion. Thanks
Randall, I'm glad you have figured out that changes need to be made to correctly adjust your finances. Well done! I'm eager as well as pleased to help fund loans for those that can recognize that themselves. I have several questions for you.. First, can you go into more detail on what you did to build up such debt. I understand you mentioned the days of "Swipe it and forget it", but can you tell us more about the lifestyle you are/were living. Also, I'm curious if those were the days in which you bought your vehicle. Do you mind informing us on what kind of vehicle you drive? What I am trying to do is discover a variation it what you "used to do" (which caused an increase in debt obviously), and what you are doing now (which will create a surplus in your budget). This can go as far as where you like to dine out, how often you like to dine out, which clothes you prefer to buy/wear, etc... I used to have some debt myself, but changed some things around, and now I am very well off. Changes like suits from Men's Wearhouse instead of Brooks Brothers, selling my BMW and getting a used, reliable vehicle, cooking myself meals more, even switching my cable from premium (that I never really used) to basic.. All those changes added up to thousands of dollars a month. I believe listing in several of the many changes you can make or already have made, will assist more investors in funding your loan, as it is a key variable that no credit report can show. Thank you and good luck!	Hello 1_75_Ranger, Thank you for the questions: How did I create Debt? 2006, 2007, and most of 2008 were a great time to get credit. Which I did. I also did a lot of traveling and spent a lot on dining and home furnishings, clothes and other silly "status" items. I paid back a little better than the minimums but the debt climbed. It has not been until 2009 and 2010 that all of the Apr's have climbed on the debt and thus now I am paying minimums and not getting very far. What type of car do I drive? BMW 328XI, which I am financing at 1.9%. I am currently trying to sell it. What am I currently doing to change bad credit habits? Most important is the realization that I did this and I can get out of this. Lowering bills like cable plans, cell phone plans. Canceling subscriptions to magazines. Vacationing at home and driving instead of flying. Taking public transportation to work during the week. Have cut dining out by 75%. I can cook well and do so more often. Taking advantage of free or low cost attractions like museums instead of buying expensive tickets to shows. I have already noticed the ability to save more by doing this and also realize that I am not really sacrificing much. I thank all of you who have already funded my loan and hope that this helps belay some of the concerns of those that are considering to do so. I am not asking for anyone to help fund my lifestyle as you can see I have already botched that plan. I just want everyone to know that I am realizing my errors and taking corrective actions with your help.

Member Payment Dependent Notes Series 567000

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567000	$14,500	$14,500	15.58%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567000. Member loan 567000 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,792 / month
Current employer:	Montgomery Regional Hospital	Debt-to-income ratio:	24.84%
Length of employment:	< 1 year	Location:	Blacksburg, VA

Home town:
Current & past employers:	Montgomery Regional Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,716.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Montgomery Regional Hospital and where did you work prior to that?	I am a resident physician. I will be working at this hospital for the next 3 to 4 years while I finish my training. I was attending medical school prior to this.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Other than some student loans which won't start repay for a few years, I only have a car lease payment. I pay 278.00 monthly for the next 33 months. This money will be used to give back money that my father gave me. He has come into some hard times and I would like to give him the money he gave me two years ago. I used the money (16000.00) for moving expenses. I moved to 4 times in 3 years across country for various reasons (medical school, then to help my dying mother). I have been giving my father 400.00 each month since he asked for help in March 2010.
Why do you need this money? As I remember residency I didn't have any time to spend the money I was making. Try to be a little more specific other than "family emergency".	Yes, I am too busy to be spending this amount of money on frivolous things. I had an extraordinary amount of moving expenses during medical school which student loans do not cover. Only one move was not required for school and that one was to help my dying mother. I asked my father to help with my expenses and he gratiously did so. He gave my 16,000.00 a couple years ago. In March 2010 he told me that he was having financial difficulties. I have been giving him 400.00 a month since then and I am going to giving him all the money he gave me. I would like to give him the remaining amount sooner than later. I should have just taken a personal loan out instead of asking him.

Member Payment Dependent Notes Series 567019

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567019	$18,000	$18,000	13.98%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567019. Member loan 567019 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,525 / month
Current employer:	Baylor Health Care System	Debt-to-income ratio:	16.21%
Length of employment:	4 years	Location:	Dallas, TX

Home town:
Current & past employers:	Baylor Health Care System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > I plan to use the funds to consolidate all of my credit cards into one payment. My goal is to be debt free within the next 3 years. I have taken the first steps by reducing my car payment by $300/mo which I plan to use to achieve my goal. My job is very stable. I have worked for my employer for 4+ years and have worked in my profession for 18 years. My monthly budget allows $750/mo to be applied to paying off my consolidation debt. Borrower added on 08/24/10 > I wanted to add that once I consolidate the credit cards, I will not be using the cards any longer. I have no desire to build this debt any higher. I am motivated to achieve my debt free goal within 3 years. I will pick 2 cards to keep as emergency cards (major home repair, medical emergency, etc). Borrower added on 08/27/10 > While it would be ideal to obtain the full loan amount in order to achieve my debt consolidation goal, if the loan should fund for an amount near $12,000, I would still be able to consolidate the high interest credit cards and put myself into a better situation. I would accept the loan for an amount near $12,000. Thanks for everyone's support!

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,509.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Baylor Health Care System?	I am an engineer for the Information Systems department.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) 1st mortgage is $182653 and 2nd is $31761. 2) The current market value of my home is approximately $240,000 (this value was determined by pulling comps through a real estate agent).
You never answered my earlier email. The mopst important part was: In Y-E-A-R-S, how long do you intend to servive (keep active) this loan before final payoff? Lender 505570 USMC-RETIRED Saturday 08.21.2010	My apologies, I did not see this question from earlier. I plan to pay this loan in full in 3 years maximum. I asked for a 5 year term in order to make the payment lower in case something unforeseen happens. My job is very stable and my income continues to increase, so a 3 year goal is not a problem for me.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	The following will be paid in full with this loan: HomeDepot-17.99%-$4876-$171/mo BofA-12.00%-$3466-$84/mo AmerAirlineCiti-29.99%-$2647-$88mo Capital One-17.90%-$2379-$60/mo AmexBlue-10.24%-$740-$15/mo BofALoan-18.99%-$2833-$64/mo Lowes-22.99%-$590-$20/mo The following will be paid with cash: CitiHomeRebate-7.24%-$1193-$20/mo BestBuy-0.00%(until 05/2012)-$3575-$45/mo
R U BA 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS INCOME	1 income. $7,525/mo + rental income of $900/mo.

Member Payment Dependent Notes Series 567062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567062	$4,000	$4,000	6.39%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567062. Member loan 567062 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	SAIC	Debt-to-income ratio:	13.17%
Length of employment:	7 years	Location:	Troy, MI

Home town:
Current & past employers:	SAIC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Partial business startup funds for real estate services corporation in the Metro Detroit area.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,129.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 567088

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567088	$9,600	$9,600	13.61%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567088. Member loan 567088 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	american tug	Debt-to-income ratio:	15.72%
Length of employment:	< 1 year	Location:	MOUNT VERNON, WA

Home town:
Current & past employers:	american tug
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > Weisfield jewelerys credit card $3900.00 @ 22.99% min payment $255.00 chase credit card $2800.00 @ 12.99% min payment $100.00 sears credit card $700.00 @ 20.99% min payment $29.99 macys credit card $1100.00@ 24.99% min payment 39.00 and a dentist bill for 990.00 that my insurance didnt cover. total monthly payments of about $415.00 monthly payment to you if approved $220.00 saving almost $200.00 Borrower added on 08/29/10 > total min monthly payments is about $410.00 if loan is approved my payment will be $220.00 saving almost $200.00.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,991.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is american tug and what do you do there?	American tug is a yacht manufacturer. located in LaConner washington.
please answer the following questions / information requests to the extent you are willing and able to do so: 1. List the balance, interest rate, and required monthly payment for EACH debt 2. What is American Tug and what is your job? 3. How much is your monthly rent? 4. How much is your car payment? 5. If you have children and have tuition payments, how much are these tuition payments?	I am a mechanic at american tug. We build yacht that look like tug boats. my monthly rent payment is $300.00. I dont have a car payment. I have two kids both girls. I dont have any tuition payments.

Member Payment Dependent Notes Series 567116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567116	$15,000	$15,000	15.58%	1.00%	September 7, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567116. Member loan 567116 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	CBS Interactive	Debt-to-income ratio:	14.20%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:
Current & past employers:	CBS Interactive
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > Want to work smarter on our "Debt Emancipation Plan" by consolidating high-rate credit cards to a Lending Club loan. Never late on payments. Stable job. Spouse also has stable job. Borrower added on 08/28/10 > Seeking a Lending Club loan to follow through on our "Credit Card Emancipation Plan". Never late on monthly payments. Stable job. Spouse also has stable job.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	12
Revolving Credit Balance:	$23,740.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is CBS Interactive and what do you do there?	CBS Interactive is the internet/digital media wing of CBS Corporation. I am a Product Manager for one of the websites managed by CBS Interactive. http://www.cbsinteractive.com/
Your narrative statement ..."Never late on monthly payments".. quite contrary to your most recent Transunion Credit Report. That credit report shows 1 creditor payment delinquency within 24-months; that most recent delinquency was 12 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. FYI: Never make public forum statements without first checking the accuracy of those statements because sometimes the unintended results can be embarassing. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 08.28.2010	USMC-RETIRED : Thanks for your question. You are correct. I was remiss in saying 'never'. Yes. I was late on a credit card payment last year. I had a Capitol One credit card which had a zero balance. This card had an annual fee which I had overlooked, and this caused the payment delinquency. I had forgotten about this event. It was certainly not my intention to mislead.
My questions: {1} Answer my earlier email Subject 1 payment delinquency 12-months ago" [2] Position (Job/What you do) for CBS Interactive? {3} All Lending Club loans offer NO loan prepayment $ penalties. You selected the 3-year term repayment. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Thanks. Lender 505570 USMC-RETIRED Saturday 08.28.2010	USMC-RETIRED - Thanks for your additional questions. I am a Product Manager for CBS Interactive. I have worked for CBS Interactive for 5 years. I intend to service this loan for the full 3-year term. Thanks again, and please let me know if you have any other questions.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - How much income does your spouse contribute?	oletello - thanks for your questions. I've copied our household budget below which gives a complete picture of our finances. See also copied the information on debt balances/APRs and monthy payments. Our plan for debt elimination: 1) Consolodate high-interest debt with Lending Club. This loan will be used to consolidate two credit card debts (Credit Card 1, Line of Credit 1). 2) Meet our budget. We have been using online resources (Mint.com + Google Spreadsheets) to closely monitor our spending and goals, and recently revised our budget to more agressively pay down credit card debt. We keep coming back to the need to refinance high debt...one that doesn't have a revolving interest rate, to meet our goals. We project that with a lending club consolidation loan and budget, we will be able to make additional credit card debt payments and be free of that debt in about 40 months. ==== In place budget (monthly): Net Income : $9,449 (My income: $5062 Spouses income: $3587, Other income: $800) Debt Payments : $1,550 (min payments + snowball payment to highest APR debt) Fixed expenses $4,859 (Rent/Childcare/Utilities/Rental property mortgage etc) Other expenses : $2,125 (Groceries/Clothing/Home) Net/Savings: $915 == Current Debt Balances/APR/Payments Credit Card 1 $13,166.99 24.24% ($367 min) (closed acct) Credit Card 2 $10,386.63 12.24% ($245 min) Credit Card 3 $9,741.90 15.99% ($210 min) Credit Card 4 $5,286.80 15.99% ($130 min) Credit Card 5 $3,638.27 3.90% ($50 min) (closed acct) Line of Credit 1 $2,300.00 24.00% ($86 min) Line of Credit 2 $4,898.00 11.00% ($100 min)

Member Payment Dependent Notes Series 567146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567146	$25,000	$25,000	18.30%	1.00%	August 31, 2010	September 1, 2015	September 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567146. Member loan 567146 was requested on August 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Duda Farm Fresh Foods	Debt-to-income ratio:	10.42%
Length of employment:	6 years	Location:	Salinas, CA

Home town:
Current & past employers:	Duda Farm Fresh Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/18/10 > I have a steady job and have had a history of being a good barower. My intention is to pay some bills off and to repay my loan as soon as possible. Borrower added on 08/18/10 > I have a secure position at my company. I plan to use the loan to pay off some immediate bills.

A credit bureau reported the following information about this borrower member on August 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	81
Revolving Credit Balance:	$26,833.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Duda Farm Fresh Foods?	I am the Sales Manager for the Western Division of Duda Farm Fresh Foods. My responsibilities include contract negotiations, service issues, maintaining and building new business, and overseeing any and all daily sales activities. My office services both National and Regional Foodservice and Retail accounts.
Good Morning! I would like to help fund your loan, but first please contact Lending Club to submit income verification. Their email address is support@lendingclub.com. Thanks!	My income info was just sent by email.
Hello, 1) If you lose your job or your income drops for any reason, do you have a back up payment plan such as savings you would use? 2) Please itemize your monthly expenses and include credit card balance and interest rate. Thank you.	1) First of all, we had a record year in Sales and I have projected a 10-15% growth overall for my company in the the coming year and the next 3-4 years. As the architect of our sales plan and the customer we have in place, I believe that my job is secure. If for some reason, things do not work out, I would definitely use my savings/401k to repay any money owed. 2) Regarding my monthly expenses: Rent $2,000 Car $248.00 Credit Card Balance $15,000.00 with interest rates ranging from 18-23%
Thanks. Could you also please explain your delinquency. Thanks!	I have been on vacation and normally do not bring my laptop.
"I plan to use the loan to pay off some immediate bills." Revolving Credit Balance is $26,833.00 and Gross Income is $13,333 / month. Why do you need this loan when your monthly budget is only $2248 a month? I noticed that you do not buy food?	I apologize but my monthly budget is as follows: rent $2,000.00 car $248.00 Groceries $400.00 utilities $100.00 Total $2,748.00 My gross income maybe $13,000 but it is not my net income. After dealing with a very ugly divorce I want to get back on track financially. With the loan, I will be able to consolidate my bills and be on a faster pace of becoming financially secure again.
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Also, please explain your delinquency. Thanks!	I did email my pay stubs. I just sent a copy of my IRS form. I travel alot on business and did not want to respond on my company computer as I do not want my co-workers that I needed help.
R U A 1 OR 2 INCOME FAMILY. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I am a one income family and if the loan does not fully fund, I will re-apply.

Member Payment Dependent Notes Series 567149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567149	$5,000	$5,000	19.41%	1.00%	August 31, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567149. Member loan 567149 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	central parking system	Debt-to-income ratio:	5.07%
Length of employment:	8 years	Location:	bronx, NY

Home town:
Current & past employers:	central parking system
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	10
Revolving Credit Balance:	$3,775.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 10 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.18.2010	i don't understand this
What is central parking system and what do you do there?	is a company, i manage garages
What about a creditor reported you being 30 days late paying a bill that you do not "understand? After 8-years working for Central Parking System, and supposedly being a "manager" your salary is measly $2,667 per month.	no is not i didn't understand,your question wasn't clear
Good Morning! I would like to help fund your loan, but first please contact Lending Club to submit income verification. Their email address is support@lendingclub.com. Thanks!	i had set up an automatic payment every 6 months,and the credit card screw me over it,and i had to fix it

Member Payment Dependent Notes Series 567273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567273	$13,200	$13,200	11.86%	1.00%	August 31, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567273. Member loan 567273 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.07%
Length of employment:	3 years	Location:	Columbus, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/04/10 > My business produces magic instructional products and sells them online and to distributors. We bring in $15000.00 a month. The loan would help to finance new products and buy more equipment. Borrower added on 08/30/10 > Quick note about why the loan was relisted. Lending club requested form 4506T to check my tax return and I quickly submitted it. My loan had been fully funded but then rejected due to the fact that they could not verify my income. When I called them about this I recieved this email "Our apologies. Your 4506T form was lost in the shuffles. If you are still interested. Please call member support at 888-754-4094 to relist your loan." Since then I relisted and the loan was quickly approved. Monthly expenses: 1980 monthly business expenses (mostly web expenses, 1 employee) 1000 rent 550 Utilities 90 insurance 700 food, gas, incidentals 250 credit card payments 250 student loan payment This loan will allow me to fund 3 new projects that are projected to bring in $80,000 over the next year. Thanks for considering funding my loan.

A credit bureau reported the following information about this borrower member on August 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,505.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your self-entered Borrower Profile shows $6,000 Per Month Gross Income, Length of Employment 03 years; but Current Employer shows "N/A". If self-employed, what is your primary occupation? If business owner, what is your primary business description? If employer is person or firm, then identify your employer? If none of the previous apply, then identify sources of reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? State Unemployment Benefits? Advance thanks for appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.18.2010	I own my own video production business. Primarily my company produces magic instructional products but we also do corporate video work and wedding video. We have been in business for 3 years and for the past 12 months have brought in an average of $15,000 a month.
Employer or current source of $6,000 monthly income?	I own my own video production business. More details are available in answers to other questions.
Can you tell us the brand name or website of the magic instructional products that you sell?	My company is called Paper Crane Magic.

Member Payment Dependent Notes Series 567276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567276	$24,000	$24,000	16.45%	1.00%	August 31, 2010	September 2, 2015	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567276. Member loan 567276 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,800 / month
Current employer:	United Township High School	Debt-to-income ratio:	14.58%
Length of employment:	9 years	Location:	Silvis, IL

Home town:
Current & past employers:	United Township High School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,386.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at United Township High School?	Teacher
I am interested to help fund your $24,000 loan. My questions are: [1] What is your current position with United Township High School? (Job/What you do.) [2] Transunion Credit Report shows the $9,386 Revolving Credit Balance. (a 48 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $24,000 loan; ~ $9,000 is Revolving Credit Balance; ~ $15,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate IN Y-E-A-R-S answer. ("As soon as possible", or similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.19.2010	I am a teacher at United Township High School. My wife and I are trying to consolidate credit card debt/loans and lower are monthly payments. Our debt actually totals around $25,000. Not sure what the revolving loan is that you are talking about. We are currently paying over $1,000 in monthly payments and this loan would bring our payments down significantly and we would be completely out of debt other than our house payment in 5 years.
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My wife and I are co-owners on the home. The home is worth around $237,000, I believe we owe around $230,000. Our current mortgage payment is $1481.00
Hi, I am very interested in funding your loan. Teachers with 9 years experience seem like a reliable people. I see 3 credit inquiries in the past 6 months. Can you tell us what they were (they are on your transunion report)? Also, can you tell us what your wife's income is, if any, and how much your total income/expenses are? Thanks	credit inquiry could be because we recently purchased a new home. My wife's salary is $40,600. We are trying to consolidate some credit card debt and payoff a vehicle. This will reduce our monthly expenses significantly. Thank You, please let me know if you have any further questions.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Probably not, I will have to discuss with my wife.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Probably not, I will have to discuss with my wife.

Member Payment Dependent Notes Series 567508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567508	$5,000	$5,000	16.32%	1.00%	September 2, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567508. Member loan 567508 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,560 / month
Current employer:	n/a	Debt-to-income ratio:	16.22%
Length of employment:	n/a	Location:	JACKSON HEIGHTS, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/19/10 > Hello and thank you for looking at my loan request, I am reuqesting this loan because I have two credit cards that I just want to pay off and would like just to make one easy payment on...thank you again.

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	62
Revolving Credit Balance:	$8,034.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
The Borrower Profile does not show either an Employer or a Length of Employment. What are sources reported Gross Income $ per month: Annuity? Federal-State-Municipal Civil Service? Civilian, Military or VA pension? Disability? Investments? Rentals? Social Security? State Unemployment Benefits? If self-employed, your primary occupation? If business owner, your primary business description is? If employer is person or firm, identify your employer? Advance thanks appropriate answers. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 08.20.2010	I WORKED AT A HOTEL IN NEW YORK CITY FOR 19 YEARS AND NOW RETIRED AND I GET FROM MY PENSION AND SOCIAL SECURITY ABOUT 1580 A MONTH.
Your Revolving Credit Balance= $8,034.00 and loan =$5,000. Please list your debts: Type (e.g. Credit Card), Balance; APR; Monthly Payments actually paid. Please also indicate which of these debts will be paid by this loan. Thank you.	YES I WILL BE USING THE 5000 PLUS WHAT I HAVE SAVED UP TO PAY OFF MY DEBT.
Are you still using credit cards?	No Iam not using them I want to get rid of them.

Member Payment Dependent Notes Series 567525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567525	$20,000	$20,000	18.67%	1.00%	August 31, 2010	September 2, 2013	September 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567525. Member loan 567525 was requested on August 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,667 / month
Current employer:	Enersys Inc	Debt-to-income ratio:	3.06%
Length of employment:	3 years	Location:	Wayne, IL

Home town:
Current & past employers:	Enersys Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > This loan will pay off ALL credit card debt for myself and my husband. It will also pay off an IRS debt of $1800. I have medical bills including an Anesthesia bill that is nearly $3000. This loan will pay that off too. If we keep paying minimum payments, our loans will take FOREVER to pay off. By consolidating, the loans will be paid off immediately and the Debt Consolidation Loan from Lending Club will be paid off in 3 years of less. Our goal is to pay this loan off in less than 2 years. The Debt Consolidation payment is LESS than our current minimum monthly payments. We will cancel nearly all of our credit cards once paid off with this loan. I will leave 1 card open since I need to use it for traveling expenses with my job. I get reimburesed for all travel and job-related expenses. I have worked in the same industry for over 20 years and I have a very stable job. I sell back up power solutions to data centers, telecom providers, and utility customers. Thank you Lending Club investors!

A credit bureau reported the following information about this borrower member on August 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	38	Months Since Last Delinquency:	5
Revolving Credit Balance:	$9,337.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Good Morning! I would like to help fund your loan, but first please contact Lending Club to submit income verification. Their email address is support@lendingclub.com. Thanks!	to submitt income verification, do I need to send a copy of my paystub to support@lendingclub.com????
Yes. Also, please explain your delinquencies. Thanks!	Please be more specific, my credit history is lengthy. Which accounts are you concerned about?
Please explain the circumstances of your 2 most recent delinquencies.	My husband lost his job and we could on longer afford the mortgage on our former home. We sold that house and we now live in a more affortable rental.
Is the gross monthly income of $10,667 yours alone, or does it include income from other household members?	$10,667 gross monthly income is mine alone.
WHAT IS UR WIFES INCOME. IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS.	This loan is based on my income alone (Mary), not my husband's income. I may or may not accept the loan, depending on how much is funded.
WHAT NUMBER DO U NEED. TO ACCEPT LOAN	$20,000, I may accept as low as $18,000
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Also, please explain your delinquencies. Thanks!	I sent my most recent pay stubs to the Lending Club over a week ago. My income has been verified. My husband lost his job and we were behind on our mortgage payments. I assume this is the delinquency you are referring to. We sold that house and we now live in a more affordable rental. Thank you for your inquiry!

Member Payment Dependent Notes Series 567893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567893	$17,000	$17,000	11.49%	1.00%	August 31, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567893. Member loan 567893 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	Urban Science Applications	Debt-to-income ratio:	13.19%
Length of employment:	10+ years	Location:	Roseville, MI

Home town:
Current & past employers:	Urban Science Applications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,554.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Urban Science Applications and what do you do there?	Urban Science is a data analysis company that provides customers with solutions to maximize retail and marketing performance. Urban Science has been in business since 1979 and has had recorded increased revenue for 36 years. My title is accounting analyst. A more appropriate title would be revenue specialist. I set up and maintain all of our jobs ensuring revenue and costs are being recorded correctly. I am also responsible for invoicing and maintaining AR.I have worked for Urban Science for 10 years
I am interested to help fund your $17,000 loan. My questions are: [1] Brief description your employer Urban Science Applications? A-N-D How long have you worked there? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $23,554 Revolving Credit Balance. (36 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.20.2010	Urban Science is a data analysis company that provides customers with solutions to maximize retail and marketing performance. Urban Science has been in business since 1979 and has had recorded increased revenue for 36 years. My title is accounting analyst. A more appropriate title would be revenue specialist. I set up and maintain all of our jobs ensuring revenue and costs are being recorded correctly. I am also responsible for invoicing and maintaining AR.I have worked for Urban Science for 10 years. None of my Revolving Balance is HELOC. I have excellent credit, but recently some of the credit card rates have significantly increased. I want to secure a fixed rate and payment that I plan to pay off in 4 to 5 years. I am no longer comfortable using credit cards and because of their varying rates and payments.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I currently owe $93K. Zillow.com says $61,500 but when getting appraisals in the past, these sites have been consistently low as there aren't any homes in my immediate neighborhood that been sold are double story with 4 car garage.to compare them to.
Your numbers look good. But you're 6 days out and only 54% funded. You need to get your income verified with LC asap. You will find the other 46% comes along quickly. Thank You	Thank you for informing me of this. It was my understanding that unless I rec'd an email, I did not need to do anything to verify my income and it not listed in the section of things for me to complete. What would you suggest that I do to do this, provide 2009 W-2's? If so, where would I send them? Thank you.

Member Payment Dependent Notes Series 567976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
567976	$9,000	$9,000	11.86%	1.00%	September 2, 2010	September 3, 2013	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 567976. Member loan 567976 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	United Nations	Debt-to-income ratio:	4.43%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	United Nations
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > I have been working in my current job since 1993.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	16
Revolving Credit Balance:	$15,318.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why was initial listing cancelled and removed?	I have total credit card debt of $10,000; $5000 with UNFCU; (visa) $ 2500 with Chase; (Master card) $2500 with Capital(Master card) The loan will allow me to consolidate my debt repayments. Thanks

Member Payment Dependent Notes Series 568138

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568138	$15,000	$15,000	11.49%	1.00%	August 31, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568138. Member loan 568138 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Kyocera Industrial Ceramics Corp	Debt-to-income ratio:	11.21%
Length of employment:	10+ years	Location:	Pacific Palisades, CA

Home town:
Current & past employers:	Kyocera Industrial Ceramics Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > payoff to Bank of America $5,639.77 and payoff to Discover card $5,800/ current monthly paymenst $500 total, this will bring a savings of $171 monthly

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,887.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Your listed debt comes to $11,440 but you are asking for $15,000. Where is the other $3,560 going to? Regards; Art	I expect by the time any of this processes the DS balance will be about $500 higher and the fee being charged to loan me this money is approx $750. I am hoping to help my 23 yr old move back East where he was raised. He has been on the West coast for a year attending trade school (my cost) and getting his act together. He is ready to return home East and I am ready to send him
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.Bank of America $5639.77 (27%), Discover Card $5,665.82 (30%) (however there are more charges pending, $500, as I just had tooth extractions charged), JCPenneys $178 (18%) and that is the extent of my open balances. I have a college payment for my daughter through Sallie Mae that is a split payment with her father so I do not intend to pay that off. My portion of the payment is $108 per month for 3 more years.
-What is Kyocera Industrial Ceramics Corp and what do you do there? -How much is your rent? Thanks.	Type your answer here.Kyocera Industrial Ceramics is a manufacturing and selling company that sells ceramic components that go into scanners, onstar, difibrulators, medical products and much more. I am an administrative specialist. My rent is $1136

Member Payment Dependent Notes Series 568148

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568148	$16,000	$16,000	16.32%	1.00%	August 31, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568148. Member loan 568148 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	G4S Secure Solutions USA	Debt-to-income ratio:	11.71%
Length of employment:	5 years	Location:	West Deptford, NJ

Home town:
Current & past employers:	G4S Secure Solutions USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	48
Revolving Credit Balance:	$8,963.00	Public Records On File:	1
Revolving Line Utilization:	64.90%	Months Since Last Record:	59
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 Public Records on File originating 59 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Saturday 08.21.2010	It was for a credit card in the amount of $1,036 which was paid in full in 2005. The final disposition was (account paid in full) settled and closed in 2005.I didn't have a good paying job at time and I had run into some financial problems and couldn't pay this debt. Once I got a better job I payed the debt in full and settled with the lender. I was told it would be removed but never bothered to check back.
I am interested to help fund your $16,000 loan. My questions are: [1] Answer earlier email Subject: 1 Public Record on File 59 months ago? [2] Brief description your employer G4 Secure Solutions? A-N-D What is your current position? (Job/What you do.) [3] Transunion Credit Report shows the $8,963 Revolving Credit Balance. (65 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [4] $16,000 loan; ~ $9,000 is Revolving Credit Balance; ~ $7,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [5] Briefly, why should lenders commit their limited $ to fund your loan? [6] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for SIX answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.21.2010	It was for a credit card in the amount of $1,036 which was paid in full in 2005. The final disposition was (account paid in full) settled and closed back in 2005. I didn't have a good paying job at time and I had run into some financial problems and couldn't pay this debt. Once I got a better job I payed the debt in full and settled with the lender. I was told it would be removed but never bothered to check back.2) G4S Secure Solutions is one of the worlds biggest security organizations. I can't divulge to much but I work as an Armed Security Officer for an Elite Security Force at the 2nd largest Nuclear Power Plant in the country. We are a Elite Security Force mainly made up of active or retired military/law enforcement. 3) I pay around $360 a month for credit cards. 4) I also have a loan from Citifinancial that I got after we bought our house which we had to put down a lot more than we planned, which I have never missed a payment on ($242) but the interest is ridiculous as my credit was bad prior to buying our home. I still owe about $5000. Since the purchase of our home I have paid every bill on time and more on some to improve my credit. 5) It took me a lot of hard work to pay off all my old debt from when I was young and irresponsible in order to buy a home for my family. I have made a commitment to pay every bill on time. Now that I am a home owner and a father I understand the importence of keeping a good credit score to maintain balance and structure in my financial future. 6) I always intend to pay of loans early. That is why I try and pay extra every month on my bills. I plan on paying this loan off in 5 years but if possible, yes, I will definately pay it off sooner. Thanks in Advance
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit cards with various APR's ranging from low 20's to high 20's totaling around $9000 and also a high interest loan from CitiFinancial with APR 29.99% which I still owe around $5100. All revolving debt, will be paid so I will have only one bill with a decent APR.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes I will except the proceeds. Every little bit helps. There are two incomes in the household but I applied solely on my income.

Member Payment Dependent Notes Series 568194

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568194	$24,000	$24,000	13.23%	1.00%	September 3, 2010	September 3, 2015	September 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568194. Member loan 568194 was requested on August 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Horst Insurance	Debt-to-income ratio:	21.93%
Length of employment:	7 years	Location:	DOWNINGTOWN, PA

Home town:
Current & past employers:	Horst Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/20/10 > Looking for loan to pay off credit cards, close all but one for emergencies and get out of debt. While I am getting there now, I would like to have one monthly payment instead of a few. I have a very stable job as a Senior Account Manager at a mid-size regional insurance agency and have been there for 7 years. Borrower added on 08/20/10 > Loan would be used to pay off car loan in addition to credit cards.

A credit bureau reported the following information about this borrower member on August 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,847.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $24.000 loan. My questions are: [1] What is your current position with Horst Insurance? (Job/What you do.) [2] Transunion Credit Report shows the $18,847 Revolving Credit Balance. (76 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] $24,000 loan; ~ $19,000 is Revolving Credit Balance; ~ $5,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.21.2010	1. My position is Senior Account Manager - Commercial Lines. I provide all the service to large commercial accounts after the policies are sold by the salesperson. I've been with my current employer 7 years and in the industry 21. 2. None of my debt is HELOC. I do have an unsecured LOC that I would like to pay the balance and close if my loan is funded. Amount $11,000 and APR is 10.99% Monthly payments for the debt I'd like to use this loan to pay off are approx. $900 3. I'm sure it's included in the TOTAL debt on my credit report but not in the revolving credit balance, but I would like to use the difference to pay off my car loan as well. That will give me what I need in order to do that as well. 4. I feel that I am a good risk to lenders. I believe in paying all of my bills on time and do so. This loan will enable me to consolidate debt in to one monthly payment and since the payment amount is less than the total I'm paying now, I will be able to save more for my child's college education. 5. It is my hope to pay the loan off early. While college savings is my main goal to use the money that I'll save each month, I do plan on paying off the loan in closer to 4 years rather than 5. Thanks for your questions. It's my hope that I have answered them to your satisfaction. I look forward to any further questions you may have.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Debts are as follows Car loan - $9,000 - 5.38% Credit Line - $4,000 - 10.99% (limit $11,000) VISA - $5,000 - 14% Mastercard - $8,000 - 23% Store Card - $1,000 - 15% Divorce caused me to have to use credit cards much more than I ever wanted to. I want to pay off as much of this I can with the loan so that I have just one payment and can cancel the cards except one for emergencies. My plan is to pay off the car loan, MC, VISA, and what I can of the LOC. The car loan, MC and VISA have the highest monthly payments. That will reduce my monthly payment so that I can hopefully pay off this loan, if funded, sooner than the 5 years - shooting for 4, and get back to saving money for my child's college education. If you have any other questions, please advise. Thanks for your consideration.
Loan listed 4 days; 07 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.24.2010	Thank you for the reminder. I appreciate it. I did receive the request last evening for the additional documentation needed for the credit review. I wasn't able to get it to them before today, but have emailed the information requested. Again, thank you and please advise if you have further questions.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	Rent - $800; Utilities - $100; Car - $390 (to be paid off if loan funded); Insurance - $130 (auto & tenants combined, life is auto payroll ded so I dont know exact $); Food approx $250; Phone internet cable bundle - $135; Gas - $120. Yes, I am sole wage earner - single parent.
Since the interest rate on this loan is 13.23%, and it is unlikely that your child's college fund will earn more than that, wouldn't it make more sense to pay this loan off early and then start saving for your child's future, especially since the interest rates on student loans are much lower?	That is an excellent point that I hadn't really thought about. I appreciate your bringing it to my attention. I do want to and plan on paying this loan off early - 4 years rather than 5. I can't promise it would be sooner than that but can only say I want to be out of debt as soon as possible and if I can pay off the loan even sooner than 4 years, I will. If you have any other questions, please advise. Thanks very much for this question.

Member Payment Dependent Notes Series 568327

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568327	$8,000	$8,000	16.45%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568327. Member loan 568327 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Imerys	Debt-to-income ratio:	0.25%
Length of employment:	1 year	Location:	ROSWELL, GA

Home town:
Current & past employers:	Imerys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > Previous Employer was Phenom LLC and was working for big clients like US STEEL and Archer Daniel Midlands(Fortune-23 Company). Let me know if you need more details. Borrower added on 08/31/10 > I need the loan to extend my business. I have built a website and need money to take it to next level. Thanks for all the support I am getting here.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	17
Revolving Credit Balance:	$1,374.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 568400

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568400	$21,000	$21,000	16.82%	1.00%	August 31, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568400. Member loan 568400 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	State of Utah	Debt-to-income ratio:	8.10%
Length of employment:	10+ years	Location:	Bountiful, UT

Home town:
Current & past employers:	State of Utah
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > This loan will be used entirely to eliminate credit card and other small loan debt. Once the loan is funded I have no other debt.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,968.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with the State of Utah?	I am a Web architect and manage the egov activities of the state. See www.Utah.gov. I am also responsible for the technical architecture of the state, planning, standards development and ultimately implementation and metrics. I lead state architecture teams in developing future technologies that will improve efficiency and effectiveness and save costs.
I am interested to help fund your $21,000 loan. My questions are: [1] How long have you worked for State of Utah? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $19,968 Revolving Credit Balance. (75 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Saturday 08.21.2010	1 Worked for the state for 11 years. 2. I am the Chief Technical Architect in the dept of technology services 3. I am currently paying about $900 per month on all debts, this loan reduces that substantially 4. I am likely to pay off in 3 years.
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All debts will be paid off with this loan.
- What is your monthly budget? - How much do you save each month? - Are you the sole wage earner in your household? If not, what is the combined total income? - Do you have a plan for reducing your dependence on debt in the future? Please be specific.	Much of the debt was used for low interest loans for investment assets Which I still hold. I use credit on a limited basis for all other expenses. I save about 500 per month, and my ongoing expenses including debt service are well within my income.
Are you the sole wage earner in your household? If not, how much does your spouse contribute?	I am the sole wage earner
Are you the sole wage earner in your household? If not, how much does your spouse contribute?	I am the sole wage earner
Technical Architect, Loan listed 6 days; 44 pct funded. Your application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show "Approved" for issue when 100 pct funded, or minimum 60 pct partially funded. and 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to "Approved"? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Since Home Office closed on weekends, you should call BEFORE Friday afternoon to find out what current status is. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 08.26.2010	All income information has been provided to the credit reviewer including pay stubs and the IRS verification form. I will follow up. Thanks.
Revolving Credit Balance is only $19,968.00 and Gross Income is $8,750 / month. Why do you need this 5 year loan for $21k? And please detail "All debts will be paid off with this loan." with amount, APR and monthly payment made. Thank You	Credit card balances total about 19.5k with average APR of 22.9%. The other loan to be paid off is a term loan of about 2,000.00 Total payments are currently about 950 per month. This loan reduces the monthy outlay by over $400 per month. I would prefer not to disclose all payees and amounts unless it is essential.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. Thanks.	I would prefer not to release this information at that level of detail. Suffice it to say that I live well within my income and that there are no unusual expense patterns. The net benefit of the loan which eliminates debt is a savings in excess of $500 per month from current spending after the loan payment for this loan is considered. That is a big positive, and represents a strong capacity for loan repayment.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Yes, since this loan gets me closer to where I need to be in any event.

Member Payment Dependent Notes Series 568459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568459	$24,000	$24,000	20.53%	1.00%	August 31, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568459. Member loan 568459 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,204 / month
Current employer:	PPG Industries	Debt-to-income ratio:	19.95%
Length of employment:	10+ years	Location:	Dallas, GA

Home town:
Current & past employers:	PPG Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/21/10 > Consolidating all revolving debt to fixed debt and improve my great credit score to A1 status.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,108.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Will be paid with the loan: Chase credit card--$10,600---19.99% HSBC---line of credit---$8,500---19.99% Will not be paid with the loan. BOA Amex--credit card---$4,800---9.9% Wells Fargo--line of credit--$1216---o%12 months then 25.99% if not paid.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance owed on my home is $141,855.22 and per Zillow the zestimated value is 143,500. I have no HELOC.
I am interested to help fund your $24,000 loan. My questions are: [1] How long have you worked for PPG Inndustries? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $29,108 Revolving Credit Balance. (77 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Sunday 08.22.2010	1. 12 years / Technical Service Representative 2. No HELOC 3. Lenders should commit their limited dollars to fund my loan because as indicated by my credit report I repay all debts. 4. 2 to 3 years

Member Payment Dependent Notes Series 568531

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568531	$7,000	$7,000	11.49%	1.00%	August 31, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568531. Member loan 568531 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	Russo Development	Debt-to-income ratio:	3.65%
Length of employment:	2 years	Location:	LYNDHURST, NJ

Home town:
Current & past employers:	Russo Development
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Hello, I am looking for a loan to consolidate my credit cards into one easy monthly payment. I have no problem paying my monthly payments right now, but i am not really getting ahead. The purpose of this loan would be to eliminate all my debt in one easy payment a month. As of now, I am with a great company that is very stable in this economy.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$6,495.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 568623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568623	$20,000	$20,000	16.82%	1.00%	August 31, 2010	September 4, 2015	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568623. Member loan 568623 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,446 / month
Current employer:	First Student	Debt-to-income ratio:	16.97%
Length of employment:	3 years	Location:	Orange, CA

Home town:
Current & past employers:	First Student
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > The reason I'm asking for this loan is so that I can be out of debt in 5 years instead of 20 years. I will be closing these accounts at the time I pay them off. My position as a Dispatch Supervisor is very stable. i work all year long.We transport special need student to and from school. They attend school most of the year. The three weeks their off we our preparing for the next school year. I'm also a certified school bus driver.

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,313.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is First Student, what is your position there, and how stable is your employment? You show $13,313 revolving balance, but you are asking for $20,000, what do you intend to do with the excess? What are the total monthly payments on the debt you intend to pay off with this loan?	First Student transport students to and from school. My position is very stable, I'm Dispatch Supervisor.My debt come to 17898.58. What is left over I need to do some maintance on my 1998 Suzuki. My total monthly payments on my debt right now is about $637.00 and that at paying minimum payment.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Rent - $1000.00 Utilies - $162.00 encludes internet Fuel - $80.00 Phone -$84.00 Food - $140.00 Car Insurance - $73.00 2. Citi - $6582.87 Chase - $5965.66 Chase - $460.00 Chevron - $2008.25 Ave. - $745.65 Fashion Bug - $741.41 Student First - $1652.00 3. Yes
What are your current loan interest rates?	Fashion Bug - 24.99 Chevron - 26.99 Ave. - 24.99 Citi - 11.24 and 19.99 Chase - 14.24 and 19.24 School First - 14.?

Member Payment Dependent Notes Series 568659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568659	$1,600	$1,600	13.98%	1.00%	August 31, 2010	September 4, 2013	September 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568659. Member loan 568659 was requested on August 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Ecolab	Debt-to-income ratio:	8.28%
Length of employment:	< 1 year	Location:	Blaine, MN

Home town:
Current & past employers:	Ecolab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 568700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568700	$15,000	$15,000	13.98%	1.00%	August 31, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568700. Member loan 568700 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Summit Medical Group	Debt-to-income ratio:	15.35%
Length of employment:	10+ years	Location:	Bedminster, NJ

Home town:
Current & past employers:	Summit Medical Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > email verified. Borrower added on 08/24/10 > bank account verified Borrower added on 08/25/10 > Faxed needed information to processing team.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,052.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. $330,000.00 2. The market value is approximately $305,000.00
Would you mind giving us a brief description of your duties, how long you've worked for your current employer, and how long you've worked in your chosen field?	Type your answer here. I'm currently the assistant manager of Imaging/Radiology in a multispecialty physician organization. I assist the Director in managing over 85 employees and the daily operations of the department. I've worked for this organization and have been in the radiology field now for 18 yrs.
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	Type your answer here. I would like to keep this loan active for at least 3 years before payoff.
1) What debts are you paying off? 2)What are the amounts and rates? 3) What are your current monthly payments on these debts? 4) Please itemize your monthly expenses? 5)What steps have you taken and plan to take to keep from accumulating this kind of debt in the future?	Type your answer here. I would like to pay off my high interest rate credit cards. Avg. monthly payments for these credit cards are $110. - $230. The avg. apr for these credit cards are 17%. I am paying these credit cards on time, I would like to pay them off sooner than later, if possible. My goal is to have a limited amount of debt. I've already destroyed these credit cards and would like to close them off permanently.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	Type your answer here. Yes. Any help will be appreciated.

Member Payment Dependent Notes Series 568889

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568889	$9,600	$9,600	11.86%	1.00%	September 1, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568889. Member loan 568889 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	MEDFORD TRUCKING	Debt-to-income ratio:	13.30%
Length of employment:	1 year	Location:	NITRO, WV

Home town:
Current & past employers:	MEDFORD TRUCKING
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > ITS A COMBINATION OF MONEY HELPING FAMILY AND PERSONAL MEDICAL EXPENSES

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	70
Revolving Credit Balance:	$2,769.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I DID OWN MY OWN HOME, BUT I SOLD IT A FEW YEARS AGO DUE TO ME MOVING BACK HOME WITH MY FATHER THAT IM HELPING MY MOTHER TAKE CARE OF MY FATHER DYING OF ALTIZMERS.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I DID OWN MY OWN HOME, WHICH I SOLD AND PAYED MY LOAN OFF ON MY HOME. IM CURRENTLY LIVING WITH MY FATHER AT HIS HOME TAKING CARE OF HIM, HE IS DYING OF ALTIZMERS.
What are your major monthly expenses (housing, car loans, insurance, student loans, child care, credit cards, major medical expenses, food and utilities)?	usually around 1,000 and 1,000 for expenses for the month

Member Payment Dependent Notes Series 568927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568927	$24,000	$24,000	16.45%	1.00%	September 7, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568927. Member loan 568927 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Acorda Therapeutics	Debt-to-income ratio:	7.86%
Length of employment:	4 years	Location:	Bronx, NY

Home town:
Current & past employers:	Acorda Therapeutics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > Hello, the purpose of this loan is to see myself out of debt by 2015. I strongly care about my credit score, I have had numerous credit cards and not a single late payment since ever. My LendingClub monthly payment is going to to be much less than what I've been paying for the past 2 years! I have a very stable IT position on a very successful company. Thanks.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,866.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Excellent question. All my debts are credit lines: I will be paying: $7800 HSBC 25% APR $4000 Citi 20% APR $12000 BOA 19% APR The following will not be paid off (though this loan): $300 AMEX %6 APR $450 Chase %5 APR You may ask, why I'm not paying off the last 2 cards? The fact is that I will be paying them in-full, as I have enough to cover these two cards. Thanks!
I am interested to help fund your $24,000 loan. My questions are: [1} Brief description your employer Acorda Therapeutics? AND What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $18,866,Revolving Credit Balance. (70 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.24.2010	Hello, 1. Acorda is a Biotechnology company. 1.5. I work on the Information Technology department. 2. I have no Home Equity line of credit. 2.5 My current monthly payment is around $740. 3. They should commit because by seeing my credit background it is clear that I do not play with someone elses money when it gets to pay it back. 4. I do not intend to payoff the loan earlier than 5 years but it might be paid-off within 4.5 years as my wife will be contributing on paying "extra." Thanks
- What is your monthly budget? - How much do you save each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - How much income does your spouse contribute?	Hello, My individual monthly budget lies around the 4K and I save 5% on a monthly base. My plan to reduce debt is simple and I've been doing it for some time: Stop using credit cards completely. The problem is that most of this cards have high APR and would take decades for me to pay off, instead of 5-years fixed. Most of my debt is old debt that has been accumulating thoughout years due to increased APRs. Since (recently) I have spoken to my wife to help me achieve my 5-year goal she has contributed $600 per month. Thanks
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	It would depend on couple factors but the short answer is "no."

Member Payment Dependent Notes Series 568940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568940	$24,250	$24,250	17.56%	1.00%	September 7, 2010	September 5, 2015	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568940. Member loan 568940 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	San Manuel Casino	Debt-to-income ratio:	13.60%
Length of employment:	10+ years	Location:	SAN BERNARDINO, CA

Home town:
Current & past employers:	San Manuel Casino
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/22/10 > Money needed to get back in control of my finances. Borrower added on 08/24/10 > I currently hold a Class A gaming license. I have held this license with my current employer for 15 1/2 years. One of the requirements to maintain a Class A license is that upon review I can not have any payments 30 days or more past due. Because of this I must pay all of my creditors or lose my license. That is why I am a good candidate for this loan. Payment is practically guaranteed. If I do not pay I lose my job, home etc....Only exceptions are amounts in dispute. And I must provide proof of the dispute. Borrower added on 08/31/10 > Yak1 I had to submit the information that you are requesting in order to request the loan. I contacted support and was not advised to list that information again here. I will tell you that from my current monthly payments to creditors that I hope to consolidate with this loan if approved is approx. $1185 a month. If the loan is approved that will be reduced to $610 a month. The interest rate on one was 15.49%. All others (approx. 9) were 19.99% to 24.9%. I have no past due amounts with my creditors. All are current and paid as agreed. This is a must because of the job I have. I can not have any payments 30 days or more past due or I will lose my gaming license and my job. I am sorry is this seems evasive to you. And I really hope this doesnt prevent me from getting the loan. But I think it only wise to do as I was advised. I thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	77
Revolving Credit Balance:	$28,432.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $24,250 loan. My questions are: [1} How long have you worked for San Manue Casino? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $28,432 Revolving Credit Balance. (60 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Monday 08.23.2010	Type your answer here. Ive worked and San Manuel for 15 1/2 years I am currently the manager of the count room. None of my revolving creding is home equity line of credit. Checked by credit report recently actual amount of revolving credit currently about $24000 Transunion is a little behing in amounts transunion scores lower the equifax but equifax has most current and correct amounts Asked for 5 years to pay because of monthy amount actually intend to pay off sooner. I receive a year end bonus that as not included in my annual salary. Last years bonus net pay was approx. $9,000. This year may be as much as 4% less do to economy (bonus paid based on casino revenue) plan to make large payment toward loan each dec when bonus received to pay off quicker. As far as why lenders should commit to my loan..I wont try to move you with some sad story of family tragedies. If you look at my credit report you will see that I pay all ceditors as agreed. My cedit score is only down because of the balances at the limit. I do this and am left with approx $400 -$500 a month. I can easily pay the monthy amount required if this loan is funded. The monthly amount of this loan would be less than the amount I currently pay just two of my creditors and my car payment. I currently only owe $582 on my car...so this payment will no longer be necessary. This loan would pay all of my credits and leave me with approx $1000- $1400 a month.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. I have not borrowed any money on my home. I bought my home before the prices dropped. Currently upside down. Zillow has my home valued at $194,000 I owe approx $236,000 no HELOC
Loan listed 4 days; 09 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Wednseday 08.25.2010	Type your answer here. I have submitted requested document to obtain copies of 2008, 2009 tax return for verification. I believe they are in the process of reviewing.
.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Type your answer here. without the loan my monthly expenses are quite extensive, (which is the reasons for the request of the loan) all were listed with balances owed when initially apply for the loan. If the requested loan amount is received. my monthly expenses will be the loan $610, mortage $1935, utilities aprox. $250, car insur. $85, phone internet tv are bundled, $140, ADT $41, I have a cousin currently staying with me who purchases a lot of the phone in lieu of rent. My daughter gives me $400 monthly, No car payment, no gym, no childcare, No other loans, I am not the sole wage earner in my home my daughter works and goes to school. If this information does not suffice I will provide more.
.Please list your loan amounts & interest rates that you will be paying off.	Type your answer here. No of the creditors I will be paying off are loans. My auto loan currently has a balance of $582. There are no other loans. I had to rely heavily on credit cards for a period of time. This is no longer necessary but now balances all near or at limit and I am currenlty paying a great deal of interest on them.
I am asking for the interest rates on your current loans that you are paying off.	Type your answer here. No current loans. Only credit cards debt. No HELOC. only $582 left on auto loan.
What are the interest rates on your credit cards that you plan to pay off?	Type your answer here. The interest rates vary from 15.9% to 24.9 % If you review the previous asked and answered questions you will see that the proposed payment for the loan I am requested will be less the the current payments for just two of my creditors.
Being evasive in your answer is not a good way to get the loans. 1)List the credit cards you will be paying off. 2) The amount owed on each card and the current rate. 3) List the amount you pay each card each month. 4) list your monthly expenses itemized please. Thank You	Type your answer here. Not trying to be evasive. All of this information was given previously I thought the investors had access to this info. Obviously not. Will list again. Currently at work don't have all info with me here will list later.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY INCOME. IF LOAN DOES NOT FULLY FUND WILL U ACCEPT THE PROCEEDS	Type your answer here. My daughter lives with me, works and goes to school. She pays rent ($400) a month. she has held her current job for 5 years. My net pay is approx. $4100 monthly. Yes. I will accept even if not fully funded. However, will repay loan sooner.
Borrower, Partially funded loan exceeding 60 pct is eligible for issue. An option is to accept partially funded loan or cancel. Another option is re-list same loan or modified version another 14-days time. After 13 days listed, loan 70 pct funded. 1 day remains before 14-days expires. Good news is funding pace always quickens closer loan approaches 14-days expiration. Question: Will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for consideration and possible lender funding. In interim, borrower can advantageously use loan's net proceeds and partially payoff higher pct existing Credit Card Revolving Credit Balance debts. Advance thanks for your answer to question accepting a partially funded loan. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 09.04.2010	Type your answer here. I will accept the partially funded loan. I will not be applying for a second loan. However, I really appreciate the information. Thank you so very much.

Member Payment Dependent Notes Series 568950

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
568950	$5,000	$5,000	7.88%	1.00%	September 7, 2010	September 5, 2013	September 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 568950. Member loan 568950 was requested on August 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Publix Supermarkets Inc.	Debt-to-income ratio:	12.91%
Length of employment:	5 years	Location:	Lakeland, FL

Home town:
Current & past employers:	Publix Supermarkets Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	60
Revolving Credit Balance:	$33,946.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What will this loan be used for? What is a screen enclosure? Thanks.	A screen enclosure surrounds a pool. This is typical in florida for home owners with pools. The screen keeps the bugs, snakes, and leaves out of your pool.

Member Payment Dependent Notes Series 569186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569186	$25,000	$25,000	20.90%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569186. Member loan 569186 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	Triple A Containers Inc.	Debt-to-income ratio:	17.45%
Length of employment:	10+ years	Location:	Corona , CA

Home town:
Current & past employers:	Triple A Containers Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,276.00	Public Records On File:	1
Revolving Line Utilization:	57.40%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Triple A Containers Inc. and what do you do there?	Manufacturing Company ,
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) Yes, i do 2) 220000 3) 390000
Transunion Credit Report Public Records remain for 7-years (84-months) before negative items are automatically removed. Civil actions, collection accounts, creditor payment delinquencies, foreclosures, Chapter 13 Wage-earner Plan Bankruptcies 7-years (84-months) retention start the date of their filings. Delinquent income tax liens retention start the date liens were paid. Chapter 7, Chapter 11, Asset Liquidation Bankruptcies retention start the date of their filings; and remain for 10-years (120-months) before negative items are automatically removed Your Transunion Credit Report shows 1 Public Record filed 100 months ago. What was reason for this Chapter 7 or Chapter 11 Asset Lquidation Bankruptcy filing? Lender 505570 USMC-RETIRED Monday 08.23.2010	yes, my wife get siriesly ill (MS-multipul schlerosis) , have to do drastick adjustment in my life
Hello, I am interested in helping to fund your loan. First please contact Lending Club (support@lendinclub.com) to find out how to submit income verification. Also, how is your wife's health now? Thanks!	will do, unfotunetly she is on wheelchair
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Thanks!	I did send all info last week

Member Payment Dependent Notes Series 569252

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569252	$12,000	$12,000	18.30%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569252. Member loan 569252 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Verizon	Debt-to-income ratio:	16.91%
Length of employment:	10+ years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > This is strictly a debt consolidation replacement loan, to fully pay off my debts. Borrower added on 08/26/10 > Thank you so much so far to all investors.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	39
Revolving Credit Balance:	$10,355.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit card 1, 4000 balance @ 19% Credit card 2, 3000 balance @ 15% Credit card 3, 2800 balance @ 15% I intend on using the remainder to put towards a car trade in, which i am upside down on. I will then get a cheaper car. I only drive 4000 miles a year and dont need a 400 a month car payment.
I am interested to help fund your $12,000 loan. My questions are: [1} How long have you worked for Verizon A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows the $10,335 Revolving Credit Balance. (61 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] Briefly, why should lenders commit their limited $ to fund your loan? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) FYI: You're correct; no one who drives 4K miles per year needs $400 PM car payment sitting idlely in driveway consuming personal property taxes, required insurance coverage, et al. Good low-mileage 6 to 10 years old used Honda/Toyota does just great! Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Wednesday 08.25.2010	I am employed as an administrative assisstant with Verizon for 11 years. I am currently paying roughly 400 a month on those credit cards. 400 a month on my car so 800 a month total. I intend on complying to my obligations as to pay my loan back on time every month for the duration of the loan. As I did for my entire adult life. I would love to pay off the loan early, in the 3 to 4 year period. I will do this by making an extra payment when I can, everytime I can. I will need a car for the necessary food shopping and other errands. I am interested in a very modest American sedan. Please feel free to ask any questions you feel. Thank you.
are you the sole wage earner in your household? If not, how much does your spouse contribute?	I am not married. I am the sole wage earner.
the interest rate on this loan is higher (18.3%) than two of your cards (15%) why get the loan instead of just paying those cards down?	Great question. Either way you slice it my debt "in total" exceeds the monthly payment. I will be sure to pay most money towards those 15% cards another words leaving $500 or so balance will not kill me. Remember the loan is also to return my car while keeping my credit in tact. The car alone exceeds the monthly payment on this loan.
-Your credit history indicates a delinquency 39 months ago, could you please explain this. -How much is your rent? Thanks.	I cannot recall the incident 39 months ago, so as a result I can't defend it. However I do recall missing a payment here and there throughout my life and being extremely upset about it. I lose sleep over having bad credit. I pay 1000 a month rent, with no rent increase in the forseeable future. Real stable living conditions, great relationship with my landlord. Very nice people. Hope I was able to answer the delinquency question.

Member Payment Dependent Notes Series 569265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569265	$10,000	$10,000	13.98%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569265. Member loan 569265 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Mid Continent Paper Co.	Debt-to-income ratio:	14.86%
Length of employment:	4 years	Location:	Saint Charles, MO

Home town:
Current & past employers:	Mid Continent Paper Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,188.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for? Loan description?	I am planning on purchasing a vehical. Right now my primary driver is a 1996 Chevy Blaxer with 230000 miles. I feel it is time for a better vehical.
Greetings - What do you plan to use this loan for? Loan description? Art	Planning on purchasing a better primary vehical. Right now driving a 1996 Chevy Blazer with 230000 miles. I feel it is time for a better vehical.
What is Mid Continent Paper Co. and what do you do there?	It is a disposable packaging distrubutor for meat prossesing plants, grocery chains. and bakery plants. Mid Continent Paper Co. has been in buisness for over fifty years. I am a route driver that includes driving a truck to various customers in various states delivering are products.
Specifically, what are the loan proceeds to be used for?	I want a better primary vehical. My current daily driver is a1996 Chevy Blazer with 230000 miles. I am ready for a better vehical.

Member Payment Dependent Notes Series 569294

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569294	$25,000	$25,000	17.19%	1.00%	August 31, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569294. Member loan 569294 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,250 / month
Current employer:	Ally Financial Services	Debt-to-income ratio:	8.75%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Ally Financial Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/23/10 > The said loan will go toward refinancing credit card debt. While I am requesting a 36 month term, it is probable that the loan will be repaid in advance of the term. In addition to my stated annual salary I am also paid an annual incentive compensation (paid every February). This incentive amount over the last 5 years has ranged from the low end $35,000 to the higher end of $100,000. This is in addition to my base salary stated above and I can fully document this compensation. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	33
Revolving Credit Balance:	$23,062.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Ally Financial Services and what do you do there?	Ally is what used to be referred to as GMAC Financial until recently (a finance company primarily for auto lending, though I don't work on the auto side of the business). I currently work in loan syndications for middle market corporate lending (primarily corporate loans for acquisition financing). I have been in this line of work for approximately a decade (2.5 years at GMAC and previously at Merrill Lynch).
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Most importantly, do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	I have tried to answer this question many times-in different ways and it always comes up as "invalid question" when I submit it (not sure if I am providing too much detailed personal info or what the issue is). I think all of your questions are more than reasonable, but it seems as though it will not accept it. Sorry.
How is business this year? Are you guys lending more/less/same?	Business has certainly picked up on a year over year basis and we are seeing a lot more activity (we have done many more loans this year). It's not like 2006 level business, but it's a heck of a lot busier than 2008 and 2009.
.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Thanks Desk8149. I just answered your question I believe from a different member, let me know if it is detailed enough. And yes I am the sole wage earner.
Hi, I'm interested in funding your loan. Could you list the debts you plan to pay off and the interest rate of each? Thanks in advance!	My outstanding revolving debts are essentially equal to the amount of the loan request (though the balance will likely be lower by roughly $3,000 by the time this loan funds) and the APR weighted average is approximately 5-6 percentage points higher than the rate I am seeking through this loan (the minimum payment(s) total around $800 per month). Without going into too much personal detail the reason my revolving credit is relatively high is because over the last year I had helped a close family member with a financial situation and a lot of my monthly excess cash flow was going toward helping my sister (though I did remain current on obligations I was increasing my debt levels). That family situation is the only reason I have the current debt levels that I do. This situation of helping my family is now finally over (as of July) and now I am focused on reducing my unsecured debt obligations and getting back to where I was a year ago. My sister has also begun to pay me back, but I have certainly not included that in my monthly income totals below in order to offer Lending Club members the most conservative view of my monthly cash flow.
Also, it would be great if you could give us a basic picture of your monthly expenses so we can see how much this $893/mo will dent your income/mo.	Thanks for question. I believe I have ample cash flow to cover this loan obligation without straining in the least. My intent is to make the monthly loan payments to Lending Club on time every month until February of next year at which time I receive my annual incentive compensation. At this time I plan to pay off a significant if not all of the amount I will still owe to Lending Club. I intend to use any left over cash at the end of each month to pay down the debt, so I doubt I will be saving significant sums of money between now and February so that I can pay off the high interest rate obligation from Lending Club (I will likely put back a few hundred a month for emergency funds, but not much more as it would not make sense to have the high rate outstanding balances and not prepay early). My monthly proforma fixed costs (proforma as it includes the budgeted payment to Lending tree) will be roughly $3,400.00 (this includes housing $1,600, utilities and cable $200, Food and Essentials $600, Sallie Mae student loan $110, and a $900 Lending Club payment). After giving effect to these expenses and loan payments (again including Lending Club payment) I still will have roughly $2,500 of excess cash per month as a cushion or as early debt repayment (this does not take into account any incentive income, only my base salary- in 2009 my total income base plus incentive was roughly $215,000 in total). I own no car (I walk to work so zero transportation cost or insurance). I hope that this is detailed enough for you but I am happy to provide more specifics and honest answers to the extent you need them. Thank you for the thoughtful questions.

Member Payment Dependent Notes Series 569486

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569486	$4,000	$4,000	7.88%	1.00%	August 31, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569486. Member loan 569486 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	holler honda	Debt-to-income ratio:	20.08%
Length of employment:	4 years	Location:	orlando, FL

Home town:
Current & past employers:	holler honda
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,652.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at holler honda?	Sell Vehicles.

Member Payment Dependent Notes Series 569498

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569498	$25,000	$25,000	11.12%	1.00%	August 31, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569498. Member loan 569498 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Wells Fargo Bank	Debt-to-income ratio:	20.21%
Length of employment:	8 years	Location:	Phoenix, AZ

Home town:
Current & past employers:	Wells Fargo Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1975	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$98,839.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Wells Fargo Bank?	I manage a group of Business Systems Analysts supporting technology projects

Member Payment Dependent Notes Series 569535

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569535	$17,600	$17,600	16.82%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569535. Member loan 569535 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Van Devere, Inc.	Debt-to-income ratio:	17.67%
Length of employment:	3 years	Location:	Akron, OH

Home town:
Current & past employers:	Van Devere, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > We plan to use this loan to pay off several higher interest rate credit cards. We pay our bills on time, but are not paying the debt off fast enough due to high credit card interest rates. We are looking to move in the future and are hoping to have all debts paid off. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,057.00	Public Records On File:	1
Revolving Line Utilization:	95.50%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	1. Type: Credit Card Balance: $7,724.25 APR: 20.24 Will be paid with the loan 2. Type: Credit Card Balance: $4,983.47 APR: 22.90 Will be paid with the loan 3. Type: Credit Card Balance: $1,802.58 APR: 22.15 Will be paid with the loan 4. Type: Credit Card Balance: $2,705.34 APR: 22.99 Will be paid with the loan 5. Type: Credit Card Balance: $3,287.12 APR: 0 as of now Will Not be paid with the loan
What is Van Devere, Inc. and what do you do there?	It is an Automotive Dealer group. I am the Service Manager.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance is $104,000. The market value is $108,000.
How much are you currently paying each month on the debts you plan to pay off with this loan?	We are currently paying $611.00 each month.
R U A 1 OR 2 INCOME FAMILY. WHAT IS UR MONTHLY GROSS INCOME. IF LOAN DOES NOT FULLY FUND WILL U ACCEPT THE PROCEEDS	We are a one income family. Our monthly gross income is 6,000. It will all depend on the amount that funds.

Member Payment Dependent Notes Series 569545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569545	$7,000	$7,000	20.90%	1.00%	August 31, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569545. Member loan 569545 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,550 / month
Current employer:	Tech Data Corporation	Debt-to-income ratio:	11.89%
Length of employment:	4 years	Location:	TAMPA, FL

Home town:
Current & past employers:	Tech Data Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > This is for wedding expenses for my fiance and me. We are paying for our wedding ourselves. Any helo you could provide would be a tremendous help! Thank you! Borrower added on 08/26/10 > Also a side note. I know it has my monthly income as ~$2600 and looks bad compared to the loan request and considered high risk. I am assuring you that my future wife and I will be repaying this loan. Between the both of us, our monthy income exceeds $5200. She has been at her job just short of 5 years as well. Thanks again! Borrower added on 08/26/10 > Also a side note. I know it has my monthly gross income as $3550, which looks bad compared to loan request and considered high risk. I am assuring you that both my future wife and myself will be repaying this loan. Her gross income excees $3500 and has been at her job just short of 5 years as well.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	7
Revolving Credit Balance:	$760.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Tech Data Corporation and what do you do there?	Hello, Thank you for asking about Tech Data. Tech Data is the worlds largest distributor of Information Technology products. We do business with customers who buy IT products and the resell them to end consumers. We house inventory for most of the worlds leading IT product manufacturers. Best Buy is a customer we do business with, so that Sony TV in your house you bought from there, there is a good chance it was sold by one of our sales reps and came out of warehouse to Best Buy. Currently I am a Senior Product Manager at Tech Data. I manage the relationship of the manufacturer within Tech Data. I market their products to current and new customers as well as our sales reps. Also responsible for knowing the ins-and-outs of their business to grow their sales. I have QRTly goals that exceed $40M. If you would like to know more, please let me know and THANK YOU again!!
- What is your monthly budget? - How much do you save each month? - Are you the sole wage earner in your household (or will you be after the wedding)? If not, how much income does your spouse contribute?	Thank you for giving me the chance to answer your questions. If I am unclear in any of them, please let me know if I need clarification. 1. Together our monthly budget is: $2570 2. Together we each save $200 per paycheck ($800/mo) 3. I am not the sole wage earner. My future wife has a very stable job which she has been at for 5 years. The income she is going to contribute is $40,500 per year I am including "together" in my answers as we are both going to be contributing the paying back of this loan. Thank you!!
The credit report shows 2 delinquencies in the last years in paying bills. Please explain how they happened and what steps you've taken to ensure they don't happen again (i.e. employer automatic direct paycheck deposit into an account that is automatically billed each month, having separate savings accounts for monthly bill expenses and for savings/non-required expenses, etc)	Hello again, Yes, unfortunately I did have 2 late payments regarding my undergrad school loans. I started to go back to school to get my MBA and received a letter that my loans were deferred. I did not realize I had to contact my loan and approve it. Miscommunication on my part. Steps I have taken to ensure this doesn't happen again is saving $400 a month in extra money by not going out to dinner every Friday and Saturday. Since doing this, I have not been delinquent in payments. Please let me know if you need any clarification. Thank you!!
The credit report shows 2 delinquencies in the last years in paying bills. Please explain how they happened and what steps you've taken to ensure they don't happen again (i.e. employer automatic direct paycheck deposit into an account that is automatically billed each month, having separate savings accounts for monthly bill expenses and for savings/non-required expenses, etc)	Please see the above. Looks like same question came over twice. Thanks!!
Transunion Credit Report shows 2 creditor payment delinquencies within 24-months; the most recent 07 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Friday 08.27.2010	Good morning USMC, Yes, those deliquesces do stand out. Those were caused by a miscommunication on my part with my undergrad student loans. I have decided to go back to school to get my MBA, which resulted in my undergrad loans to be deferred. I assumed it was done automatically. Found out that I needed to approve. This resulted in 2 months of considered late payments. I have since corrected the issue and will have no problems with delinquencies going forward. Please let me know if you have any questions. Thank you!!!
Received reply. Read all QA exchanges. Am interested in helping to fund your loan. My last question: In Y-E-A-R-S how long do you intend to service loan (keep it active) before final payoff. Hint: Maximum loan term is 5 years (60-months) and NOT 6 years, 7 years, or loanger, as some borrowers initially mistakenly think. Lender 505570 USMC-RETIRED Friday 08.27.2010	Hello again USMC, Thank you for considering funding my loan. We are intending to keep the loan open for 4 years. We asked for 5, but are going to close it before that 5 year mark. We intend to use the money we make from the wedding to assist us paying a large chuck of this loan off as well. Please let me know if you have any questions! Thank you again!
Please explain your 6 (!!) nquiries in Last 6 Months. Did any of them result in new lines of credit? Thank you.	Hello Serious, Near the beginning of the year we were trying to purchase our first house. But in doing so, I also worked with a credit advisor to clean my report up. That required him to do 2 hard inquires on my credit. Also the bank in which we would receive a mortgage through ran a hard inquiry. Lending tree checked my credit. We did not purchase a home nor plan on doing so in the near future (greater than a year). None of those inquires resulted in extending a line of credit. If you need anymore information please let me know. Thank you for looking!!

Member Payment Dependent Notes Series 569592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569592	$14,400	$14,400	11.49%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569592. Member loan 569592 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Patterson Dental	Debt-to-income ratio:	21.20%
Length of employment:	8 years	Location:	Richmond, VA

Home town:
Current & past employers:	Patterson Dental
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,232.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Thank you for your interest in funding my loan. The debts I want to pay off are Bank of America CC with a balance of $7900 and APR of 29.99%, Citibank CC w/ balance of $1800 and APR of 19.99% and then a loan to my parents for $4100 that I have had for a long time and I want to get them paid off. My plan is to pay off the credit cards and close the accounts and only use my debit card so I stick to the new me, if I don't have the money, I can't buy it. I have been listening to Dave Ramsey for 2 years and he really has me on board to get out of debt. Everything will be paid off with this loan. I hope this answered your questions. Thank you, Dave
What is Patterson Dental and what do you do there?	Patterson Dental is a nationwide and going international company that Services and installs dental equipment and supplies dental offices with supplies. I am a service technician/installer

Member Payment Dependent Notes Series 569597

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569597	$15,250	$15,250	11.86%	1.00%	August 31, 2010	September 6, 2015	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569597. Member loan 569597 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	montgomery assembly of god	Debt-to-income ratio:	24.66%
Length of employment:	10+ years	Location:	cincinnati, OH

Home town:
Current & past employers:	montgomery assembly of god
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here.5/3 visa 8000.00. key bank 5300.00. Thats all my Debt.
What is your job at montgomery assembly of god?	Type your answer here. I have many duties but my main job is the building.
Why don't these debts show up on your credit report, which lists "0" revolving debt?	Type your answer here.I do not know!! Have not looked at my credit report in a while. Thanks.
Not a question, just an fyi - the credit bureau report information that we see here is from Transunion. Not all debts are reported to each and every one of the credit bureaus.	Type your answer here.o.k.

Member Payment Dependent Notes Series 569678

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569678	$25,000	$25,000	13.61%	1.00%	September 1, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569678. Member loan 569678 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	J.Crew	Debt-to-income ratio:	14.55%
Length of employment:	5 years	Location:	HARRISON, NJ

Home town:
Current & past employers:	J.Crew
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,202.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit Card #1 - $18K/23.99%APR/balance will be paid off with loan Credit Card #2 - $13K/18.99% APR/balance of loan will go towards this card
Your position with J Crew? A-N-D In years, How long do you intend to service (keep active) this loan before final payoff? Lender 505570 USMC-RETIIRED Thursday 08.26.2010	Allocation Manager in charge of inventory management of NonApparel for all Retail Stores. With extra payments, two years at most.
505570 is really annoying with this A-N-D stuff in all of his questions. People can read, type normally. Borrower, could you give us a picture of your monthly expenses?	Starting September, I will be living at home with my parents. The only obligations at that time will be cell phone bill and paying off this loan and remaining credit card debt.
How long to you plan to live with your parents?	Undetermined amount of time, a year, maybe two.
How do you plan to avoid additional debt while paying this loan off? Thanks	Changed habits, determination...I have a different mindset with the intention of buying a home. Pay off debts and then start saving.

Member Payment Dependent Notes Series 569731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569731	$15,000	$15,000	17.93%	1.00%	August 31, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569731. Member loan 569731 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Hawaii Pacific Health	Debt-to-income ratio:	8.06%
Length of employment:	7 years	Location:	Waimanalo, HI

Home town:
Current & past employers:	Hawaii Pacific Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Pay off insane high interest credit cards!

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,296.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 569734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569734	$15,000	$15,000	11.86%	1.00%	August 31, 2010	September 6, 2013	September 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569734. Member loan 569734 was requested on August 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,250 / month
Current employer:	n/a	Debt-to-income ratio:	12.53%
Length of employment:	3 years	Location:	Baden, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > I have a great home on a wonderful piece of property that I really like. Unfortunately I have been so busy working out-of-town for more than 2 years that my family and I have only been able to enjoy it for about a couple of months during that time period. Where I am currently working, there is at least another 2 years of work on the current project. After that there is more work on the horizon in my field. The prospect of us enjoying this house is not looking good. My family and I feel it is too nice of a property not to be enjoyed by someone everyday. We have come to the conclusion that the best thing to do is put the house on the market to sell. The housing market has not really bottomed out in our area. Houses are still selling. The loan would be used to make some improvements before listing the home. The majority of the money would be used to convert from a septic tank system to a sewer connection. Our sewer tap is about a hundred yards from the house. (That is not your typical sewer connection.) The remainder of the loan would be used to spruce up the kitchen, bathrooms and family room. We know from watching those home improvement shows that a small investment in improvement can return a larger reward when selling. We have already made some home improvements such as a new roof, concrete work, outdoor painting, landscaping and electrical work. If by some outside chance the home does not sell, that's ok. We'll keep it. We love this house and property. It will be even better due to this home improvement loan. We just won't be able to enjoy it as much as we would like. Thanks for your interest in the loan. For those of you who are funding our loan, we especially want to thank you.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,833.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Currently employed by Absolute Consulting
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your interest in the loan. Here are the answers to your questions. 1. The mortgage balance is slightly over $171K. There are no HELOC owed on the home. 2. I used realestate.com to find several comparable homes in the neighborhood. These ranged in median value estimate from $206K to $264K. My guess is that our home is in the middle of that range.
Why did you enter "n/a" in the "current employer" field? Are you self-employed?	I am not self-employed. I am a consultant or contractor. When I chose "Contractor" while filling out the application, it took that response and asked me another question regarding years. No further questions were asked regarding employment. It must have put n/a in the current employer field at this point. If this is not how the application is designed to work, I hope the Lending Club IT Department reads this response and fixes the problem. I responded to a question from CriticalMiss regarding employment. Please see my response to that question for further information regarding my employment. Thanks for your interest in the loan.
What is Absolute Consulting, and what do you do there?	Absolute Consulting is a technical consulting company that currently pays my salary. You can Google them to find out more. I have a Bachelor of Science degree in Electrical Engineering from a well known university. For about half my life I have worked in the electric utility industry. Thanks for your interest in the loan.

Member Payment Dependent Notes Series 569876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569876	$14,400	$14,400	10.75%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569876. Member loan 569876 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Archbishop Molloy High School	Debt-to-income ratio:	4.54%
Length of employment:	6 years	Location:	Whitestone, NY

Home town:
Current & past employers:	Archbishop Molloy High School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,553.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please describe the debt you want to consolidate (credit cards, student loans, car loans, etc?)? Also, what does 'school' refer to in the loan title? Art	Two credit card bills and graduate school tuition. Thanks!
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Paying off all debts other than my mortgage with this loan. It covers my two credit card bills and the tuition bill for graduate school. Thanks!
Please enter a description for this loan. What do ou do at Archbishop Molloy High School?	I am a tenured math teacher
I am interested in funding your loan but would like to know what you plans are for the requested $14,400, a list of debts you plan to pay off and the current interest rates you pay for each, and what your school expenses are, and if schooling will affect your current job status -- thanks.	My two credit card bills will be paid in full, while ALL of my graduate school expenses (tuition, books, parking, etc..) will be paid. THANKS
Please detail purpose of loan. Also, please list value of home and amount owed on mortgage. I'm very interested in this loan, thanks in advance for answering.	Lending Club will not allow me to post these details. Please contact me for further information. My apologies!

Member Payment Dependent Notes Series 569877

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569877	$10,000	$10,000	10.75%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569877. Member loan 569877 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,792 / month
Current employer:	Shelter Management	Debt-to-income ratio:	9.52%
Length of employment:	< 1 year	Location:	Keizer, OR

Home town:
Current & past employers:	Shelter Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > Thank you for looking at my loan request. I am requesting this loan to consolidate a few credit cards with higher rates. My loan application does not include my wife's income which is an additional $2300 monthly. This loan will not be problem for us and will help us get rid of ugly credit card debt. I forsee us paying off this loan early with the help of holiday bonuses and extra income here and there. Additionally, we do not have a car payment (two cars paid off), and mostly live a fairly frugal lifestyle as we are concentrating on saving for a house downpayment. Thank you for looking at my request, I appreciate the help :)

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,953.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Shelter Management and what do you do there? Where did you work prior to that?	Shelter Management is a property management company. I am a property manager responsible for several residential units. Prior to working for them I was a property manager for a company called Legacy Partners, where I worked for 2 years. Prior to that I worked for a real estate development company called Pacifica Group, where I was Assistant Project Manager.
Please explain the following conflicting information from your application to the extent you are able and willing to do so: (a)*"I am requesting this loan to consolidate a few credit cards with higher rates." (b) revolving credit balance: $3953 - this is as reported by Transunion on 8/24/2010 (c) amount requested: $10,000 Note: credit card debt is a form of revolving credit. Note: $10,000 >> $3,953	Thanks for the question. My wife has two credit cards that I would like to pay off with this loan as well. One is a retail store card with a balance just under $1000. The other is standard credit card with a balance of about $4900. Just looking to combine this debt into one easy automatic payment.
Once your credit cards are paid down to zero, will you be continuing to use them for purchases?	No.

Member Payment Dependent Notes Series 569897

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569897	$13,750	$13,750	17.19%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569897. Member loan 569897 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Microsoft	Debt-to-income ratio:	13.59%
Length of employment:	2 years	Location:	LYNNWOOD, WA

Home town:
Current & past employers:	Microsoft
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,869.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested to help fund your $13,750 loan. My questions are: [1} What is your current position with Microsoft Corp? (Job/What you do.) [2] Transunion Credit Report shows the $12,869 Revolving Credit Balance. (69 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [3] Brief description intended home improvements are? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Tuesday 08.24.2010	Answers: 1. I am presently working as Hardware Engineer for Microsoft; I am working with the product development team. 2. Yes I have $12869 revolving credit, those are all credit cards, and wish is now paid down to less than $9000 that should reflect in my next credit report. 3. I bought a house in 2009 with unfinished basement, and I hope to turn the basement to a one bedroom mother-in-law suite. Cost of the project is around $15000, from estimates from contractors. The basement will rent for at least $650 with all utilities inclusive. 4. I hope to pay off the loan early, because the rental income from the basement will be devoted to paying off this loan; so the loan will be paid off in less than three years.
What do you do at Microsoft, and where did you work prior to that?	Prior to my employment with Microsoft, I was working as teaching assistant for central Washington university during my grad school. swer here.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1.I own $272000 on my house presently, and I do not have any HELOC loan. 2.My house is over 2220 sq.ft, and valued at over $340,000 presently.
If you are unable to rent the apartment quickly, will that impact your ability to make your loan payments?	I have somebody ready that wants to rent the apartment. He will move in next month to share the main house with me until the basement is completed.
PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget without any income from a renter. Renters cannot always be relied upon.	Monthly Income: $4000 Mortgage: $1760 Credit Cards: $200, paid most of it down. Utilities: $100 Internet: $35 Student Loan: $309 Cell phone: $60 Food: $300 Lending Club loan payment: $400 I am single, and don't have a car; I use company's bus pass. Without rental income, i am well able to make this payments.

Member Payment Dependent Notes Series 569905

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
569905	$9,000	$9,000	13.98%	1.00%	September 3, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 569905. Member loan 569905 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,675 / month
Current employer:	St. John Properties Inc.	Debt-to-income ratio:	14.70%
Length of employment:	2 years	Location:	NOTTINGHAM, MD

Home town:
Current & past employers:	St. John Properties Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > This loan is to consolidate credit cards. Borrower added on 08/27/10 > I have a very stable job and I'm always on-time with Bills.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,352.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. 205k, no HELOC owed 2. 225k Thank you for your consideration.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	$4200 - Credit Card - 19.99% $2600 - Credit Card - 24.99% $1900 - Home Improvement Loan - 16.9% All Three will be paid off with this loan.

Member Payment Dependent Notes Series 570024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570024	$5,100	$5,100	11.12%	1.00%	September 2, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570024. Member loan 570024 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Genzyme Genetics	Debt-to-income ratio:	4.94%
Length of employment:	n/a	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Genzyme Genetics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	41
Revolving Credit Balance:	$4,287.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Genzyme Genetics?	Technician
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home is owned in title by my parents, whom allow me to live there rent free. The home has been paid in full with no balance left on the mortgage. The value is currently at $317, 000.

Member Payment Dependent Notes Series 570102

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570102	$13,750	$13,750	16.45%	1.00%	August 31, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570102. Member loan 570102 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,220 / month
Current employer:	ymca	Debt-to-income ratio:	18.60%
Length of employment:	10+ years	Location:	bradenton, FL

Home town:
Current & past employers:	ymca
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,477.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the ymca?	My title is Maintenance Director I do all the maintenance for the building. Including maintain the pool,and ac, exhaust fan, electrical, plummung, strip and wax floors, shampoo carpets, paint. maintain fitness equipment, just about anything nessary for the building.
What type of home improvement project are you planning?	I need window ,a/c unit,and rugs
What will you do with this loan?	I need window,a/c unit and rugs
In YEARS, how long do you intend to service (keep active) this loan before final payoff?	This is a stupid question. I was told it ws a three year loan. Thats what I plan to do.
Received your reply. My question was not, as you state ..."a stupid question"... Lending Club Management (which lenders are not a part) borrower registration process offers borrowers choice between two repayment term options, either 3-years or 5-years. ALL Lending Club loans offer borrower NO loan $ prepayment penalties. Many borrowers advantageously use that feature and instead payoff their loans early to save interest $ expenses; example, payoff 3-year loan in 1 to 2 years, in 2 to 3 years etc. I replied in dignified manner not resembling your assinine answer to me. I choose not to help fund your loan. Lender 505570 USMC-RETIRED Saturday 08.28.2010	I was not aware that I could go 5 years or that it could be paid off early. My understanding was that it was a 3 year loan no other options. Did not mean to insult you, I was not aware of these other options.

Member Payment Dependent Notes Series 570116

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570116	$12,000	$12,000	13.98%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570116. Member loan 570116 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	The Valley Hospital	Debt-to-income ratio:	12.46%
Length of employment:	10+ years	Location:	Paterson, NJ

Home town:
Current & past employers:	The Valley Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	49
Revolving Credit Balance:	$5,393.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at The Valley Hospital?	Type your answer here. i am a Registered Nurse at the Valley Hospital
Specifically, what are the loan proceeds to be used for? At what stage are you in your education?	Type your answer here.I am currently looking into pursuing my career to studying to become a Nurse Anesthetist.
Loan purpose indicates "medical expenses" - are these expenses for you or for someone else?	Type your answer here.Hello and hope all is well but the loan will take care of bills for me and my daughter who suffers with keratoconus and eye disorder and my current insurance will not cover the special glass lenses that's needed neither all of the treatments she has to follow up with, It's a rare eye disorder and she was just diagnosed with it and she definitely needs the lenses in order to even see. she has been complaining of her vision and we went threw numerous pairs of glasses until the doctor (specialist finally figured out her problem.
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	Type your answer here. Hello, to answer your question i plan to pay this loan off pretty quickly and agree to the terms that is related to this loan.
Can you contact lendingclub and see about verifying your income? You'd send in paystubs or something like that. If you do that I am pretty sure your loan will fund completely, it makes lenders feel more confident that their loans will be repaid.	Type your answer here.Hello, To answer your question I have no problem verifying my income but to the lenders i am a Registered Nurse and have been at my job for 16years.
OK, call lendingclub customer support and see if you can send in your paystubs. If you do I have no doubt this will fund completely.	Type your answer here.Sure have no problem with that will do..Thanks
You are a RN but seem to have difficulty communicating in the written English language?	Type your answer here.I'm sorry can you come again? what do you mean that i seem to have difficulty communicating in the english language? What exactly are you trying to say?

Member Payment Dependent Notes Series 570265

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570265	$13,750	$13,750	16.82%	1.00%	August 31, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570265. Member loan 570265 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,900 / month
Current employer:	Wayne J. Griffin Electric Inc.	Debt-to-income ratio:	22.33%
Length of employment:	< 1 year	Location:	Covington, GA

Home town:
Current & past employers:	Wayne J. Griffin Electric Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > Paying off 3 credit cards with high inerest rate. Never been late on a payment. I changed jobs 3 months ago for a sufficient pay increase. I was with my last company for 5 years. $46800 annual salary

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,752.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wayne J. Griffin Electric Inc. and where did you work prior to that?	I'm an electrician. I worked at another commercial electrical company here in atlanta.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The 3 credit cards total around $14300
Hello, I think you did not answer the right questions with regard to the mortgage and home value. Can you please do it again: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	mortgage is $87,300. Zillow estimate is $123,000. No HELOC.
What are the interest rates you're currently paying on the 3 cards? Thanks	28.9 % on the first 24.9 % on the other 2

Member Payment Dependent Notes Series 570275

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570275	$9,000	$9,000	7.88%	1.00%	August 31, 2010	September 7, 2013	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570275. Member loan 570275 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Alliance for Downtown New York	Debt-to-income ratio:	19.68%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Alliance for Downtown New York
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/24/10 > Hi there! I work as a planner in city government. My job is financed by city tax assessments, and is therefore very stable (there have been no layoffs in my company's recent history). I'm excited to finally pay off my American Express card, with the help of this debt consolidation loan. No more finance charges to AmEx! Thanks for reading, and have a nice day!

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	17
Revolving Credit Balance:	$4,231.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Alliance for Downtown New York?	I have worked in real estate finance and in affordable housing. Prior to my current job, I worked at a national non-profit organization that provides assistance and funding to community development organizations. I was there about 18 months, including some time while I was in graduate school.
Can you provide some details on the delinquency?	I had a zero-dollar balance on a credit card but missed the monthly member fee. I realized this after I received notice of the delinquency, and paid the fee ($7 or so) and ended up closing the account because I didn't want to pay the fee on a zero-balance card. I hope this answers your question. Thanks!
What was the delinquency 17 months ago?	I had a zero-dollar balance on a credit card but missed the monthly member fee. I realized this after I received notice of the delinquency, and paid the fee ($7 or so) and ended up closing the account because I didn't want to pay the fee on a zero-balance card. I hope this answers your question. Thanks!

Member Payment Dependent Notes Series 570333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570333	$25,000	$25,000	17.93%	1.00%	September 7, 2010	September 7, 2015	September 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570333. Member loan 570333 was requested on August 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Temple University Hospital	Debt-to-income ratio:	9.41%
Length of employment:	3 years	Location:	Hainesport, NJ

Home town:
Current & past employers:	Temple University Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > I plan to use the funds to consolidate and payoff (2) of my high interest credit cards. I am a very responsible person that has a proven record of paying my bills on time. My monthly budget allows me approximately 1,200 of savings on a monthly basis, so I will be able to adequately pay this loan each and every month on time. I am in a stable work environment as I have been employed at my current employer for close to four years.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	74
Revolving Credit Balance:	$28,762.00	Public Records On File:	0
Revolving Line Utilization:	64.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Temple University Hospital?	Director of Contracts & Supplier Services
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Amex - 9994 bal - pay 350 monthly Citibank - 5100 bal - pay 210 monthly Sharonview FCU 14,400 bal - pay off 6500 - pay 300 monthly Chase - 4900 bal - pay off 2000 - pay 120 monthly In summary I will be paying off my highest interest rate cards and reducing my monthly payment on my additional 2
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Unfortunately the market has not been good to most. I have all ready explored that channel. Total bal of Mortgage Loans is 502K. Market value of homes in my neighborhood range from 375K to 450K
In YEARS, how long do you intend to service (keep active) this loan before final payoff?	Most likely the full term of 5 years
I'm interested in helping you and investing in your loan. Please take a few mins to answer the following questions: [1] How long have you worked for your employer, and what is your current position? [2] What SPECIFIC debts of yours that are not included in Transunion Credit Report total debts? [3] How do you plan to pay back this loan? With your own salary only, or other sources (e.g. spouse's income) as well? [4] What is your monthly budget? How much do you save each month? [5] Have you tried other methods/places (e.g. prosper, banks, etc) to acquire a loan? Why here? Your answers will help me and ALL lenders to decide how much to invest in your loan.	1.) I have worked for Temple University Hospital for 4 years as of November. My current postion is Director of Contracts & Supplier Services. 2.) Specific debt that is not included on the Transunion Credit Report would be my children's private school tuition (9K a year). 3.) I will pay this loan back with my own salary. 4.) Monthly Budget is approximately $4,800. Save approximately $1200 a month. 5.) Honestly I stumbled across peer to peer lending on the internet. Thought it to be a good model and applied.
IF LOAN DOESNT FULLY FUND WILL U ACCEPT THE PROCEEDS	I would have to re-evaluate if that should happen as I did my analysis based on what I applied for. To answer your question I am not sure.
Borrower, Partially funded loan exceeding 60 pct is eligible for issue. An option is to accept partially funded loan or cancel. Another option is re-list same loan or modified version another 14-days time. After 11 days listed, loan 55 pct funded. 3 day remains before 14-days expires. Good news is funding pace always quickens closer loan approaches 14-days expiration. Question: Will you accept a partially funded loan? Or do you intend to cancel loan and to re-list? Following loan information could be beneficial to you. FYI: Simultaneous Loans Lending Club Help, Borrower Information, How It Works, Can I Apply for Multiple Loans? "You may be able to apply for a second loan after 6 months of current payments in an existing loan. You can only have maximum of 2 loans in active repayment status on Lending Club. Borrower Membership Agreement, Section 3, "Loan Requests", Sentence 2 "You may not post more than one loan request on the site at a time and you may not have more than two loans outstanding at any given time". Summary: After initial loan issued and borrower payments are current for 6 months, subject to borrower credit review requirement, borrower can list their second loan for consideration and possible lender funding. In interim, borrower can advantageously use loan's net proceeds and partially payoff higher pct existing Credit Card Revolving Credit Balance debts. Advance thanks for your answer to question accepting a partially funded loan. Lender 505570 USMC-RETIRED Virginia Bch, VA Saturday 09.04.2010	I will accept the partially funded loan this will help me consolidate and payoff my 2 highest credit cards.
What are the interest rates of your debts you are going to consolidate with this loan?	27.24%, 24.99% are the two I plan to pay off and consolidate with this loan

Member Payment Dependent Notes Series 570344

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570344	$3,000	$3,000	13.23%	1.00%	September 1, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570344. Member loan 570344 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,958 / month
Current employer:	High Plains Pizza Inc	Debt-to-income ratio:	19.35%
Length of employment:	4 years	Location:	Missoula, MT

Home town:
Current & past employers:	High Plains Pizza Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > My wife and I are asking for this loan to provide a safety net in addition to the capital we have already raised toward moving expenses. Both of us have perfect payment histories on all debts.

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,752.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 570482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570482	$10,000	$10,000	11.86%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570482. Member loan 570482 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	wachovia	Debt-to-income ratio:	17.77%
Length of employment:	2 years	Location:	margate, FL

Home town:
Current & past employers:	wachovia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > debt consolidation Borrower added on 08/31/10 > I have been in the banking industry for over 10years and I need these funds to pay off high interest personal loan which I have been paying on time for the last 4 years. I have very deligently worked on building my credit and will continue to build on it. My job is very stable and therefore will have no problems paying of this loan.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,833.00	Public Records On File:	1
Revolving Line Utilization:	42.30%	Months Since Last Record:	107
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	debt i want to payoff is cit balance around 5000.00 and i am on the title of the house but the mortgage is not in my name.. therefore i do not have the debt....
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	yes i own the title of the house with my husband and the mortgage is in his name alone...
Most Transunion Credit Report Public Records remain 7-years (84-months) before negative items automatically removed. Civil actions, collection accounts, payment delinquencies, property foreclosures, Chapter 13 Wage-earner Plan Bankruptcies retention start date their filings. Delinquent income tax liens retention start date liens paid. Chapter 7, Chapter 11, Asset Liquidation Bankruptcies retention start date their filings; remain 10-years (120-months) before negative items automatically removed. Your Transunion Credit Report shows 1 Public Record filed 107 months ago. Chapter 7, or Chapter 11, Asset Lquidation Bankruptcy filing reason? Lender 505570 USMC-RETIRED Wednesday 08.25.2010	yes 10 years ago i filed for bankruptcy since i was moving out of the country(2001).. however since then i have been back in 2002 and build my credit ever since..
I also asked how much you are currently paying each month on the citi balance. Why are you seeking $10,000 to pay off a $5,000 debt?	I am currently paying $350 per month. I am seeking $10,000 to pay off the $5,000 CIT debt and have some cash on reserve.

Member Payment Dependent Notes Series 570582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570582	$6,000	$6,000	7.88%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570582. Member loan 570582 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Tectonic Engineering	Debt-to-income ratio:	2.09%
Length of employment:	2 years	Location:	Bridgewater, NJ

Home town:
Current & past employers:	Tectonic Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > This money will be use to pay expenses for our trip to the Atlantis in The Bahamas.

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,089.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, a couple questions. You say "our trip" - how long have you been together? Are you married? Not moral questions, just wondering about financial stability. How much equity to you have in your home? Thanks, and good luck.	Our trip, me my wife and our two kids 15 and 13 yrs old,boys. Yes we are married...15 yrs ..

Member Payment Dependent Notes Series 570609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570609	$15,000	$15,000	7.51%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570609. Member loan 570609 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	Bank of America	Debt-to-income ratio:	6.79%
Length of employment:	10+ years	Location:	CLIFTON PARK, NY

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,556.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What debts do you plan to consolidate with this loan? Also, can you please comment on the delinquency 17 months ago? Thanks.	Consolidating some higher interest credit card debt into one lower interest one. Not sure about the delinquency other than something that just was a one time mistaken oversight while out of town. I have always paid my debts and this will be no different.
What is your position and duties with BOA? How long have you been there?	12 yrs

Member Payment Dependent Notes Series 570617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570617	$25,000	$25,000	15.21%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570617. Member loan 570617 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	AT$T	Debt-to-income ratio:	19.99%
Length of employment:	10+ years	Location:	frisco, TX

Home town:
Current & past employers:	AT$T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > To prospective lenders: The loan I am requesting is to payoff some debt that I have accumulated, help my mom with some medical bills as well as to help start a wildlife habitat for my daughter. I am a very reliable, conscious and respected person in my community and have never been late on any payments in my life for my home mortgages or personal bills. My job as a professional corporate pilot is very stable with a highly respected company that pays me a very good income. My monthly budget with all my bills is about $4500 and would be a little lower with this loan , paying off the debt that I want. Thank you for your anticipated help with my request.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,687.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at your job with AT$T?	I am a corporate pilot for the company based out of Dallas, TX. I was working for Bellsouth's Corporate flight department in Atlanta, Ga and AT&T bought Bellsouth in 2007. We merged flight departments and had to move to Dallas. I was able to keep my seniority. I now have over 13 years with the companies. Thanks, AL
Position (Job/What you do) for ATT? A-N-D In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Wednesday 08.25.2010	I was wanting at least 8 years on the terms, but Lending Club says 5 years is the max, I believe. AL
Hi, I am interested in funding your loan. Can you please list the credit cards that you have and each amount owed? And do you have any personal loan debt? Thanks, Ron	Bank of America ..$11,500 American Suzuki( car Lease) ..$2200 left on lease cash for Home remodeling Thanks, AL
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	$336,000 balance..Value is about 370k to 390k. No HELOC..Not looking for a HELOC..AL
My Questions: (1) In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Saturday 08.28.2010	Although I was requesting 8 years, Lending club has it set up for 5 years..AL
what are the 4 credit inquires in the last 6 months?	Citi Andrews credit union Omni Wells Fargo.. These were for trying to attempt to obtain a loan for consolidation / personal ..
Receive reply, thanks. L C maximum loan term offered is 5-years (60-months). 5 year loan at 15.21 pct APR still better than APR pct BofA charges. Lebder 505570 USMC-RETIRED Saturday 08.28.2010.	Yes,15% is still high, but the trade off to free yourself in 5 years is probably worth it. AL

Member Payment Dependent Notes Series 570623

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570623	$4,800	$4,800	16.82%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570623. Member loan 570623 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,100 / month
Current employer:	FLORIDA DENTAL AND DENTURE CENTER	Debt-to-income ratio:	14.05%
Length of employment:	< 1 year	Location:	BOYNTON BEACH, FL

Home town:
Current & past employers:	FLORIDA DENTAL AND DENTURE CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > i have a very good credit, a good job , and no big debts, just a couple of credit cards>>> macy's card , and jc penney... thanks

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,490.00	Public Records On File:	0
Revolving Line Utilization:	72.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at FLORIDA DENTAL AND DENTURE CENTER?	IM A DENTAL ASSISTANT

Member Payment Dependent Notes Series 570756

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570756	$22,000	$22,000	11.49%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570756. Member loan 570756 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	State of NJ	Debt-to-income ratio:	16.50%
Length of employment:	10+ years	Location:	Lincoln Park, NJ

Home town:
Current & past employers:	State of NJ
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Just planning to pay off all my credit cards and only have to deal with one payment each month. Have never had a problem with my credit - always pay everything timely, have a stable job for the past 11 years and make a decent income.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,824.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of NJ?	Quality Control Investigator
In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Wednesday 08.25.2010	5 years
Can you list your debts/interest rates? Why are you requesting $22k? I only see about $13k in credit card debt.	I have about 5 credit cards - one alone is over $12,000 with a high interest rate (probably around 18%. I also have one in which I purchased new furniture totaling $4500 (the furniture I had was from college!!). The others I have come to another $6000 or so. I believe the lowest interest rate I have is 12%. This is why I just want to have one payment per month and a good interest rate. I plan to pay off the loan a little sooner than 5 years if possible.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	rent is $1975 per month, no car payment, only pay electric so not a big expense. This loan will be paying off all of my credit card bills
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2..Are you the sole wage earner? Thanks.	I am not the sole wage earner.
So is there is someone else in the household paying all the other utilities? What about car insurance, food, other expenses?	All the other utlilites are paid by the landlord. I pay car insurance (forgot about that one), food of course, and other expenses as well.

Member Payment Dependent Notes Series 570780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570780	$8,000	$8,000	7.51%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570780. Member loan 570780 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	Olsen Associates, Inc.	Debt-to-income ratio:	19.24%
Length of employment:	10+ years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Olsen Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > I'm using this loan to refinance my credit card balance. I have worked as an engineer for the same company for over 10 years and my wife as a registered nurse for the same amount of time. We both have excellent credit histories and always pay our bills on time.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,777.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current rate owed and intrest rate on the card you wish to refinance?	13.24%

Member Payment Dependent Notes Series 570819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570819	$2,100	$2,100	14.35%	1.00%	September 1, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570819. Member loan 570819 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	UPMC Passavant	Debt-to-income ratio:	23.49%
Length of employment:	6 years	Location:	ZELIENOPLE, PA

Home town:
Current & past employers:	UPMC Passavant
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Home Heating Oil Loan for Winter 2010-11

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	32	Months Since Last Delinquency:	13
Revolving Credit Balance:	$5,705.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to purchase with this loan? Art	Home heating oil to heat my home
What is the major purchase? Please explain the 2 delinquencies in the last 2 years (last one 13 months ago). Thank you.	I will be using it to buy heating oil for my home. The delinquincies occurred because my husband was out of work and money was tight.
What is the major purchase? Please explain the 2 delinquencies in the last 2 years (last one 13 months ago). Thank you.	The major purchase is so that we can heat our house with heating oil over the winter. The delinquincies are because my husband was out of work at the time. Now we are in a position where paying this loan back will not be a problem because we are both working.
It sounds like your budget is very tight. I wonder how a one-time loan to pay for expenses would help in the long run? Have you taken steps to increase income or reduce expenses? Can you please provide your budget for houshold net income(s) and individual expenses. Thank you.	We have taken steps to increase income.

Member Payment Dependent Notes Series 570836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570836	$2,500	$2,500	15.21%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570836. Member loan 570836 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	yorkville physical therapy	Debt-to-income ratio:	5.80%
Length of employment:	4 years	Location:	floral park, NY

Home town:
Current & past employers:	yorkville physical therapy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > I want to consolidate 2 high balances from two credit cards. My goal is to pay this loan off in less than 3 years.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	6
Revolving Credit Balance:	$2,886.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have an american express bill and a capital one bill that total's the amount I have requested. I will be paying both of these cards off as soon as I receive the loan. the APR on the capital one is now up to 23% the american express is at 18%
Hello there, I am interested in financing your loan. But I need you to answer these questions first please: 1. Do you own the title to your home on *own name*? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not own my the home I live in.

Member Payment Dependent Notes Series 570867

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570867	$7,500	$7,500	11.86%	1.00%	September 7, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570867. Member loan 570867 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Derrels Mini Storage	Debt-to-income ratio:	3.12%
Length of employment:	10+ years	Location:	Bakersfield, CA

Home town:
Current & past employers:	Derrels Mini Storage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Fixing recently purchased rental property. I have a renter waiting to move in. I need the money to pay a contractor to fix the house. If I didn't have the renter waiting to move in I would just take a couple of months to have the repairs done.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,400.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe the purpose of the loan -- to acquire a rental property, or upgrade an existing rental, etc..	Rental property. I have a customer who wants to rent it. I am a live on-site manager at a mini storage company.
This request is missing a detailed loan description. I only lend on requests with lots of good details.	I purchased a rental property with cash. I am receiving title for the property next week. I want to use the money from the loan to pay a contractor to fix some minor issues to move my renter in october 1st.

Member Payment Dependent Notes Series 570927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
570927	$13,750	$13,750	18.67%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 570927. Member loan 570927 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Yuma Regional Medial Center	Debt-to-income ratio:	18.14%
Length of employment:	10+ years	Location:	Yuma, AZ

Home town:
Current & past employers:	Yuma Regional Medial Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$808.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello; Thank you for your time. My current debts are for revolving credit card accounts. They add up to approximately just under $11,000. I closed all of the accounts with the exception of my capital one mastercard which has a credit limit of 650 and my valero gas card which has a credit limit of 400. I canceled the other cards because of the fact that they all wanted to boost my interest rates to approximately over 28 percent because of the economy even though my credit score is good and I have never missed a payment. My current rates with them were around 14 percent and all together I was paying over 370 a month in payments to them which is more than the loan payment would be. I have no intention of opening new card accounts as I find their practices somewhat unethical. I will keep my gas card because they have always treated me fairly and the one credit card to use for traveling etc. and I intend to keep the balances of those cards paid competely every month. In ten years I have paid off a home mortgage, a car loan, two personal loans. I hope this information is helpful. Thanks again for your time, Christian
I am interested to help fund your $13,750 loan. My questions are: [1} How long have you worked for Yuma RMC? A-N-D What is your current position? (Job/What you do.) [2] Transunion Credit Report shows $808 Revolving Credit Balance. (81 pct usage.) $13,750 loan; ~ $1,000 Revolving Credit Balance; ~ $12,750 is extra cash that you will receive (less a loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Briefly, why should lenders commit their limited $ to fund your loan? [5] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FIVE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.26.2010	Hello, Thank you for your time. I have worked and YRMC for almost 11 years. I am a clinical associate. My job is recession proof. My actual debts for all my cards is just under $11,000. The other accounts are closed in good standing. I closed them because they wanted to boost my interest from apprx 14% to 28%. I kept the one card open because it has a limit of $650 and wanted to use it for reservations etc. and intend to keep the balence paid off. I also am keeping my gas card because they have treated me well and have not upped my interest. It has a limit of apprx $400. At this time I do not intend an early pay off especially since the origination fee is large. I am currently paying apprx $25 to $50 more a month to pay off the cards than I would have to pay on the loan. I have a good credit rating and have never missed a payment to any creditor. I have paid off a home mortgage, a car loan and two personal loans in the last ten years. I hope this information is helpful and thanks again for your time, Christian
your debt is only $808 so what will you be doing with the remainder?	Hello, Thank you for your time. My actual revolving debt is just under $11,000. I closed all but two of the accounts in good standing this year because they wanted to boost my interest levels apprx 10 points or more because of the economy though i have a good credit score and have never missed a payment. The amount i would have to pay a month for my personal loan is less than I would have to pay on the cards every month and much easier to deal with because it would be just one payment instead of several. I have no intention of opening any other credit card accounts as I don't care for what seems to me a lack of ethics involved with their practices. In other words I have learned my lesson in dealing with them. I hope this information is helpful. Thanks again for your time, Christian
what is a "clinical associate"? is it a doctor? what type?	A clinical associate at YRMC is the equivalent of a patient care tech. We have CNA Liscensure as well as certification in phlebotomy and EKG diagnostics.
Received reply, thanks. I'll be investing in your loan. One item needs clarification. You sid..."I have worked and YRMC for almost 11 years. I am a clinical associate"... Is "clinical associate" a RN? Or LPN? Medical Assistant? Specialized Laboratory-X-ray-Ultra-sound-Pharmacy tech? Receptionsit? Or exactly what? Lender 505570 USMC-RETIRED thursday 08.26.2010	A clinical associate is like a patient care tech. I have a CNA license as well as certification in phlebotomy and EKG diganostics. Thanks, Christian
Loan listed 4 days; 42 pct funded. Application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Sunday 08.29.2010	Hello, Thanks for the information. I have received no requests regarding this issue. And their site does not give me a way to do the varification. I will call the company tomorrow and find out what else needs to be done at this time or in the future when a certain criteria is reached. I appreciate the help. Thanks again, Christian
Received your reply. Contrary to L C Credit Review folks standard mantra they are "on top of everything" indisputable facts are in typical loan 14-day funding cycle they shuffle (NO typo, I said SHUFFLE) 900 to 1,000 loan appllcations. In all shuffling, juggling acts sometimes balls are dropped. Follow up with Member Spuuport Department tomorrow; either email or call them. If income verification required, you should be able to fax to them 2 most recent employer pay stubs and provide contact point for telephone verification of your employmnet. Anything else they may need they will tell you in an email. Lender 505570 USMC-RETIRED Sunday 08.29.2010	I have sent an email inquiring about the status of my account. Thanks for the advice. Christian
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Thanks!	Hello, I have already tried to do this and the link to do so takes me to a page that tells me they will contact me if they need further income varification. I also sent Lending Club an email Monday. They called me on the phone and I was told that they had all the information they needed at this time. I am happy and willing to varify my income. To be able to do that they have to send me an email with instructions on how to do so. My suggestion would be to contact them requesting that they do so regarding my account or post it that such has been done. Thanks for your time and interest, Christian

Member Payment Dependent Notes Series 571066

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571066	$12,000	$12,000	13.61%	1.00%	September 2, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571066. Member loan 571066 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	new york sports club	Debt-to-income ratio:	6.63%
Length of employment:	2 years	Location:	new york, NY

Home town:
Current & past employers:	new york sports club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > I was promoted to for a second time in a year and 9 months and moved into a new apartment. I now have the opportunity to purchase all new furniture for my new apartment and would like to do so. Everything form a mattress, 2 couches, 2 tv's, fish tank, end tables, dressers, lamps, file cabinets, dishes, and pots and pans and would like to furnish my new apartment now while I have the opportunity too.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,997.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at new york sports club?	I am the general manager of one of the bigger clubs in the manhattan area. I am responsible for all the day to day operations, finances, and scheduling for the club. I over see a staff of 35 and run the sales, training, front desk, group exercise and cleaning team staff. I also handle over 14 different corporate accounts. I have been promoted twice in a year and 9 month span since I have been with the company.
How much do you currently pay each month on your revolving debt? How much are your monthly living expenses (rent, utilities, food, clothing, entertainment, etc.?)	My total living expenses runs about $2230 a month, give or take depending on utilities. I pay 1300 a month for rent, 75 for utilities, 75 for cable, 80 for phone, 400 for food, 300 for entertainment, and only buy clothing sporadically. I also put 50 dollars a month into a savings account. I pay about 200 dollars a month off my debt but now only have about 1800 on debt with no interest for another 5 months. I receive a bonus quarterly and use at least 50-75 percent of it to pay off my entire debt in addition to my monthly payments. I just paid off my 2000 dollar debt for a new computer, tv, and phone. My current plan is to pay this entire loan off in an 18-24 month period. I am trying to get myself out of all my debt within a two year period, so I can start to really focus on building my savings up. I also have a credit rating of 719 which is just under excellent credit. I bring in roughly 4000 a month, give or take depending on weekly sales commissions, after taxes.
You say you have only $1800 in debt, but your credit report shows $20,997. Am I missing something?	According to experian credit file from free credit report. Com I have a credit rating on 719 and have revolving debt of $1995.00. I'm not exactly sure what credit report has me as 20,997 in debt but I think it's incorrect. I have ordered the other two credit reports to double check. The only thing I could possibly think of is maybe its an old report when I was attached to my parents credit card but I haven't been linked to them in about a year, credit wise.
The report to which I am referring is the one which is part of your Lending Club profile as reported by the credit bureau on 7/26/10. It shows five open lines of credit and three inquiries within the past three months. Can you explain the inquiries? Unless these issues are resolved, I will not feel comfortable participating in your loan.	Sure the open accounts are as follows, 2 credit cards, 1 retail best buy card, and 2 checking accounts and 1 savings account. The amex is recently opened to help build my credit, the other is wachovia credit card. The three inquiries are as follows, amex, chase bank, and capital one. I just opened a chase bank because it is very accessible in new york, more so than wachovia. I was debating between the capital one and amex cards but went with the amex. That's why there are the recent inquiries.

Member Payment Dependent Notes Series 571077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571077	$16,000	$16,000	16.45%	1.00%	August 31, 2010	September 8, 2015	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571077. Member loan 571077 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Winntech Digital Systems	Debt-to-income ratio:	16.66%
Length of employment:	9 years	Location:	KANSAS CITY, MO

Home town:
Current & past employers:	Winntech Digital Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/25/10 > This load will allow me to payoff my wife's 05 van, my 89 truck, and both of my credit cards. It will allow me to get the credit card bills that the majority of we used to pay hospital bills for my daughter. The good thing is that the rate will be much lower than that of one of my CCs that jumped from 11% to over 22% when the new laws took effect. I have always thought that having the CCs was a security blanket, but I know now that I need to pay cash for things instead. I plan to use this loan to replace $930 / mo of payments with the $395ish / mo for this load, which will allow me to make at least double payments which will help me get this loan paid off even faster - saving us even more money. Borrower added on 08/25/10 > I also wanted to add that my job is very secure to the point that we have a lot of business on the books now for production, and a lot more that is potentially to be contracted in a very short time (including large projects for a certain Bentonville, AR company and the largest electronics store in the country). I say this because a lot of people are worried about their careers, but that's not a concern for me. The owner of the company has also been paying for me to go to a doctor supervised weight reduction plan, for which I have truly been blessed. He wanted me to lose weight for two reasons - one was that he wanted to make sure that I was around for my two girls for a long time, and that he really wants to make sure that I am with him for the long run - which will be 10 years in October. This week I have been on the plan for 15 weeks and have lost 102 lbs. This is something that I have commited to. I say this to help show that once I commit to something I stick with it. If anyone has any questions, let me know and the answers will be forthcoming quickly. Thank you to all potential investors for investing in my financial life clean up.

A credit bureau reported the following information about this borrower member on August 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,842.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	WELLS FARGO DLRSVC/WACHO $4,898.47 / 14.0%- Will be paid off immediately. $425/mo CAPITAL ONE AUTO FINANCE $6,509.65 / 8.4% - Will be paid off immediately. $265/mo CAPITAL ONE BANK USA NA $5,138.00 / 24.9% - Will be paid off immediately with other funds added. $130/mo Ass you can see - total payments to be paid off with load is $820/mo that will be paid immediately. The loan payments are $395ish /mo. UMB BANK NA $1,704.00 - Will not be paid off by loan. Will be paid off within four months of others using extra monthly funds. Once paid off, those extra monthly funds will then go back to paying off this Lending Club loan. These four loans / credit cards (2/2) are the only outstanding debts other than my mortgage. My mortgage: US BANK HOME MORTGAGE $100,725.00 / $839.00/mo / 4.75% - Will continue paying till such time as Lending Tree loan is paid off, then excess will be paid on this mortgage to payoff more quickly.
I am interested to help fund your $16,000 loan. My questions are: [1} Brief description your employer WinnTech Digital? A-N-D What is your current position? (Job/What you do.) [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for 5 answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Thursday 08.26.2010	1) Winntech Digital Systems. Winntech is a retailer display, store fixture, and retail integration company. We have our own design, wood shop, electronics, and graphics departments. Recently we have brought a new technology to the retail display arena ??? that of wireless update abilities to allow clients to constantly update graphics and content to their displays wherever they are without the need to send a tech or representative to a particular store location. In larger clients, such as Best Buy and Walmart, this saves the client considerable amount of time and money with instant gratification. I run the estimating department, which all jobs must go through prior to final sales and contracting. I mostly work from renderings and some finalized drawings and have to break the project down to the individual parts and pieces ??? even down to the fastener components. It is an very exacting job. 2) Why should lenders commit their funding? I believe that in my previous posts that I have shown a well thought out plan to combining and paying off my total of debts. My wife and have gone through the Dave Ramsey ???Total Money Make Over??? course and we have adopted that way of thinking. The only problem I had with his plan was the fact that he says to put off some debts to pay others faster which makes you stall payments to those entities that you owe money to. I don???t believe that is acceptable. I borrowed or charged the debt, I believe that all those creditors deserve to be paid as originally agreed upon. I believe that if a person commits their funds to my loan, they will realize their expected returns. I believe that my need is just, but life will go on if I am not fully funded due to the fact that I have backup plans and I ???have not bought off more than I could chew???. I don???t believe in handouts, but a hand up is appropriate for most. I think I fall in that category. 3) Do you intend loan early payoff? I do intend to try and pay the loan off early. As I have said, I plan to move all monies that are saved in monthly payments from the other sources that are paid off with this loan ??? to repay this loan. Except for the payoff of the UMB CC that I mentioned in the last post ??? I plan to make the payments as much and as fast as possible. I expect that I should be able to have this loan completely paid off within two years, possibly three. I cannot guarantee that will be the case, but I will guarantee with the lower monthly payment ??? the loan will be paid as expected and much quicker as planned.
Received reply, thanks. I'll be investing in your loan. My problem with Ramsey Plan is first pay off smallest debts doctrine. Better option is "debt snowball". Initially pay as much $ as possible toward credit card with HIGHEST APR pct interest rate; only pay minimum payments on other cards. When highest APR pct interest rate card is paid off, then pay everything you can toward credit card with next highest rate. This is known as debt snowballing. It saves you most $ amount of interest; helps pay down debt faster. Example: Paying $1,000/month on three credit cards. Card 1 $4,250 balance at 15.99 APR pct. Minimum payment 2% of $4,250 balance. Pay $85/month on this debt. Card 2 $4,750 balance at 17.99 APR pct. Minimum payment 2% of $4,750 balance. Pay $95/month on this card. Card 3 $10,000 balance at 19.99 APR pct. Pay $820 on this debt ($1,000 minus $95 and minus $85). When highest APR pct interest rate card paid off, apply same $820, slightly more by time card balance paid off, PLUS $95 minimum you were paying to card with next highest APR pct interest rate. Apply $915/month to that card until card paidoff. When card paid off, apply $915/month PLUS $85 minimum you wre paying to card with lowest APR pct balance. Apply $1,000 to that card until paidoff. When last card paidoff, you are FREE of CC debts. Important; Do NOT payoff credit cards that have interest rate LOWER than interest rate of this loan. Lender 505570 USMC-RETIRED Virginia Beach, Va 08.26.2010	That is the reason I am saving the UMB CC till last of all, since it is the lowest of the rates of all debt (other than my mortgage). The whole idea behind this loan, for me at least is to A) payoff the CC that jacked up the rate due to the federal new rules, and 2) to pay off the debts that will be the large payment reducers. Allowing further and quicker debt payoff on last CC and mortgage.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) Total actual mortgage balance is $97,429.88. 1st Mortgage Only. No second mortgage or HELOCs. 2) Current Value of Home @ Zillow is: # Zestimate $118,000 # My estimate: $125,315 (w Home Improvements)

Member Payment Dependent Notes Series 571103

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571103	$6,900	$6,900	17.56%	1.00%	September 2, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571103. Member loan 571103 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	United States Air Force	Debt-to-income ratio:	3.42%
Length of employment:	2 years	Location:	AVONDALE, AZ

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > My jobs is stable as im in the Air Force i have three years left. I plan to pay my credit cards off and pay my lawyer with these funds. I have a monthly budget. Im a good borrowe because i plan to pay my loan off in 11 months or sooner Borrower added on 08/27/10 > I now do not plan to pay my loan off until full term as it will make my transition easier.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,882.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Re: Your loan application. Employing Service Branch: U S A F My questions are:: (1) If Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 02 years. Future intentions are to: Extend enlistment? Reenlist? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. FYI: Intending to pay off a loan soon (less than 1 year) doesn't attract most lenders because short term loans don't net lenders much actual interest earned and actually PAID to lenders.) Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Friday 08.27.2010	Senior Airman, E-4. My ETOS is 14 Mar 2014. I have no plans as what to do i want to pcs before choosing to re-enlist.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific.	my budget is 2000 dollars. I have 3900 dollars in debt and i sae by not doing anything. I plan on not getting future debt by putting my cards away and not using them
How much of the loan is going to credit cards and how much to your lawyer? Thanks.	3000 to lawyer 3900 to credit cards

Member Payment Dependent Notes Series 571128

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571128	$8,400	$8,400	16.32%	1.00%	August 31, 2010	September 8, 2013	September 8, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571128. Member loan 571128 was requested on August 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,920 / month
Current employer:	HEB IND. SCHOOL DISTRICT	Debt-to-income ratio:	7.03%
Length of employment:	6 years	Location:	BEDFORD, TX

Home town:
Current & past employers:	HEB IND. SCHOOL DISTRICT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	64
Revolving Credit Balance:	$463.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have a hospital bill of $3212 that I want to pay off that was from emergency surgery (appendicitis) not covered by my insurance and a credit card balance of $696. I want to put the remaining proceeds from the loan in a savings account for an "emergency" fund.
What do you do for the HEB IND. SCHOOL DISTRICT?	I'm a teacher.
What is you current position (Job/What you do) for employer?HEB ISD A-N-D In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Thursday 08.26.2010	I'm a teacher and hope to have this loan paid off in a year.

Member Payment Dependent Notes Series 571131

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571131	$7,000	$7,000	13.61%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571131. Member loan 571131 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	George Washington University	Debt-to-income ratio:	13.23%
Length of employment:	8 years	Location:	Arlington, WV

Home town:
Current & past employers:	George Washington University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > I’m looking for funds to pay of my credit cards with high APRs (above 21%). I am paying monthly more than $400 for credit cards and if I borrow money from you, I could pay off all my credit cards for the same time period with significantly lover rate (~ $230/mo) I will pay back this loan with my salary, just recently increased from $81k to $95k / year. The salary increase will be effective from September 1, 2010. I have a stable job position at university where I work for more than 8 years.

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	34
Revolving Credit Balance:	$5,047.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at George Washington University?	I am leading a group of scientists working on vaccine mfr. process development for the 1st phase clinical testing. This project (HHVI) is founded with Bill&Melinda Gates Foundation through SABIN Vaccine Institute. See link below: http://www.sabin.org/vaccine-development/vaccines/hookworm/history I am also working on two other projects, Malaria and Schistosomiasis Vaccine Development founded with PATH Malaria Vaccine Initiative (MVI) and Blavatnik Charitable Foundation respectively.
My questions are: {1} Current positon with GWU? (Job/What you do) [2] All Lending Club loans feature NO early payoff prepayment penalty. You selected 36-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	1) I am leading a group of scientists working on vaccine mfr. process development for the 1st phase clinical testing. This project (HHVI) is founded with Bill&Melinda Gates Foundation through SABIN Vaccine Institute. See link below: http://www.sabin.org/vaccine-development/vaccines/hookworm/history I am also working on two other projects, Malaria and Schistosomiasis Vaccine Development founded with PATH Malaria Vaccine Initiative (MVI) and Blavatnik Charitable Foundation respectively. 2) two years
r u tenured?	I am not.

Member Payment Dependent Notes Series 571416

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571416	$14,500	$14,500	11.86%	1.00%	August 31, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571416. Member loan 571416 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,792 / month
Current employer:	Chase Bank	Debt-to-income ratio:	24.98%
Length of employment:	10+ years	Location:	Bronx, NY

Home town:
Current & past employers:	Chase Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,612.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Chase Bank?	Type your answer here. operations
Position (Job/What you do) for Chase Bank?	Type your answer here. operations
My Questions: (1) In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Saturday 08.28.2010	Type your answer here.five

Member Payment Dependent Notes Series 571438

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571438	$18,000	$18,000	11.49%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571438. Member loan 571438 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Metropolitan State Hospital	Debt-to-income ratio:	10.54%
Length of employment:	1 year	Location:	Norwalk, CA

Home town:
Current & past employers:	Metropolitan State Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Consolidating ALL my debt into a payment that is going to be less than half of what I currently pay!! This will allow me to not have to work as much overtime and I can spend some quality time with my family! Borrower added on 08/26/10 > This loan will assist me to move closer to my current position and consolidate ALL my bills. I have worked for the state of California for over 11 years in the departments of mental health and corrections. Due to state budget issues, as a state employee it has taken a great toll on me and my family. This loan will allow me to be an active participant in my family's life instead of a workaholic as the payment is less than half of what I currently pay and would be easy to maintain.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	23
Revolving Credit Balance:	$4,136.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Metropolitan State Hospital?	I work with the mentally ill whom are unable to care for themselves and/or are too dangerous to be in regular society. I aid the individual's with their daily routines and provide a supportive secure environment to facilitate their recovery. This can include medication administration, first aid care, counseling and management of assaultive behaviors. It's a tough yet rewarding job.
Position (Job) description with Metro State Hosp? ( RN? LPN? Med Asst? Orderly? Or what?)	LPT (Licensed Psychiatric Technician)
My Questions: (1) In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Saturday 08.28.2010	Honestly I think I would keep the loan for it's full 3 year term as the interest is more than reasonable and part of the purpose of this loan is to give me some time with my family.
Could you please list all of your debt balances, interest rates and the end date of these loans (if they aren't revolving). If possible, have you done a cost comparison between staying in your current housing vs. moving closer to your employer? If so, what is the difference, positive or negative? You say you have been working in the same field for 11 years but you list having working at Metro State Hospital for 1 year. Please explain the discrepancy.	Well, this is gonna be long.. I have worked for the state for 11+ years, however I have only been at metro for a year as I transferred from another facility (Patton State Hospital) where I was also a psychiatric technician for 10 years. I transferred away from patton due to an assault and my desire to work with less volatile individuals. (Patton is a medium security facility surrounded by corrections witch houses serious criminal offenders and metro is a minimum security facility which houses non violent offenders). The travel distance is an hour one way. With the price of gas and vehicle maintenance along with the losst time sitting in southern california traffic the move would be extremely worthwhile. The cost of living between both cities is comparable the main positive as stated earlier would be the commute expenses which can add up. As far as my debt balances at this time, my vehicle loan balance is approximately 14,000.00 with an interest of 14% ( I intend to pay this off completely along with my moving expenses which with first and last rent plus rental truck fees comes out to approximately 3150.00). It seems like my budget will be tight but I am determined to make it work. I hope I answered your questions, if anything furthur please feel free to contact me again. Thank you~

Member Payment Dependent Notes Series 571473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571473	$8,000	$8,000	13.61%	1.00%	September 7, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571473. Member loan 571473 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	metropolitan elevator service	Debt-to-income ratio:	10.82%
Length of employment:	2 years	Location:	MASPETH, NY

Home town:
Current & past employers:	metropolitan elevator service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > JUST GOT TO PAY OFF OUTSTANDING CREDIT CARD BALANCES

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,004.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 571515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571515	$13,000	$13,000	13.98%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571515. Member loan 571515 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,625 / month
Current employer:	Investor Analytics	Debt-to-income ratio:	5.96%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Investor Analytics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Hello. I am trying to pay off my last semester of graduate school the (stupidly) decided to pay for using credit cards. I am applying for this loan to consolidate the debt (it was spread across 3 cards) with a lower interest rate (one of my cards is charging me 25.6%!). I have been employed as financial engineer for the last year at a Manhattan based firm. Since I have been employed I paid off nearly 1/3 of the credit card debt. My spending last month was $2,616.45 on my income of about $3700/month. I'm trying to cut back my expenses so that I can pay off my debt. Borrower added on 08/27/10 > I am trying to pay off the credit card debt that I accumulated while getting my graduate degree. I have been employed as a financial engineering for a Manhattan based firmed for the last year and a half. Since then I have paid off nearly 1/3 of my total debt.I have applied for this loan since the interest being charged on my credit card accounts are exorbitantly high (25.6% on one). I hope that by consolidating the debt into one place with a significantly lower APR I will be able to pay off it even faster.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,900.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 571525

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571525	$6,400	$6,400	13.23%	1.00%	September 7, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571525. Member loan 571525 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	6.53%
Length of employment:	4 years	Location:	Venice, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,229.00	Public Records On File:	0
Revolving Line Utilization:	96.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Graphic Designer. Employed since 2006 by Animazing Gallery, a successful, 26 year-old art gallery located in NYC & France.
Is the purpose of the loan to pay taxes? If not, what is the purpose of the loan?	Thank you for your inquiry. Yes, the purpose is to pay unexpected Estimated Taxes.

Member Payment Dependent Notes Series 571548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571548	$10,000	$10,000	15.58%	1.00%	September 7, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571548. Member loan 571548 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	White Mountain Country Club	Debt-to-income ratio:	11.76%
Length of employment:	7 years	Location:	Pinetop, AZ

Home town:
Current & past employers:	White Mountain Country Club
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,586.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at White Mountain Country Club?	I work in the office. My official title is Acct. Rec. Clerk but I also work on the webpage and other duties
My questions: {1} Position (Job/What you do) for White Mountain CC? {2} All Lending Club loans offer NO loan prepayment $ penalties. You selected the 5-year term repayment. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Thanks. Lender 505570 USMC-RETIRED Saturday 08.28.2010	Sorry I missed the other part of your question. I hope to pay the loan off before the 5 year limit. I want to pay it off in 3 to 4 years.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	The amount I want to borrow will bring my balances to zero on all my credit card accts. I have 4 cards and I only want to keep 2 (both with the lowest rate). During the summer I pay approx. $450 per month on my debts, during the winter that drops to minimum payments on each. I do not have a spouse so I am the sole wage earner.
Loan listed 6 days; 35 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	I faxed my last two pay stubs this morning. I find it hard for me to complete to do personal things during working hours. During lunch today I will call Lending Club and verifiy they received everything.
Why are you asking for $10,000 when your revolving credit is about $6,500? Why can you pay more during the summer than the winter?	Besides my credit cards I also have a doctor bill of over $1300 and other debts on listed on my report. I work at a country club which is open 7 months of year. I work 10 months full time and 2 months part time.

Member Payment Dependent Notes Series 571566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571566	$16,000	$16,000	13.98%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571566. Member loan 571566 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Comprehensive Nursing Services , Inc.	Debt-to-income ratio:	22.58%
Length of employment:	10+ years	Location:	Owings Mills, MD

Home town:
Current & past employers:	Comprehensive Nursing Services , Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/26/10 > Consolidate bills , have dental work done Borrower added on 08/26/10 > consolidate bills, have dental work done

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,096.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for Comprehensive Nursing Services?	I am a pediatric homecare nurse/visiting nurse. I take care of sick infants/children in the home. Administering medications, treatments, feedings, etc.. monitor their status throughout the shift. I also administer immunizations to the military before deployment. In addition to these many cares I also do home visits when a patient is released from the hospital and still requires follow up care at home...
What do you do at Comprehensive Nursing Services, Inc.?	I am a pediatric homecare/visiting nurse. I take care of chronically /terminally ill children in their home. I administer medications, treatments, feedings. Monitor status of patient throughout the day and report to Drs./family and needed. I do multiple tasks to care for these children at home so that their parents can go to work. I also do home visits which are for patients that are just released from the hospital but still require some follow up at home. In addition to these many duties I administer immunizations to the deploying military...
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I do not have any mortgage loans. I live with my partner and she owns the home. I contribute to the mortgage monthly. We are planning to buy a home together in 2 yrs.
Thanks for reply. I am interested to help fund your $16,000 loan. My questions are: [1} Transunion Credit Report shows the $32,096 Revolving Credit Balance. (69 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for THREE answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.27.2010	Yes same qualifications. I worked hospital for several years and now work homecare. It is just as challenging and rewarding but a much more flexible schedule
All L C loans offer NO prepayment penalty for early payoff. You selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	My plans are to pay this loan off within 24 months.

Member Payment Dependent Notes Series 571577

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571577	$17,500	$17,500	17.93%	1.00%	September 7, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571577. Member loan 571577 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,692 / month
Current employer:	PartsSource Inc	Debt-to-income ratio:	20.06%
Length of employment:	6 years	Location:	Akron, OH

Home town:
Current & past employers:	PartsSource Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I intend to use this loan to pay off several high interest credit cards by consolidating them into one payment. I am a credit worthy candidate (714 credit score last time I checked) with a stable full time job. I have an excellent payment history, and am planning on paying this loan off within 24 months instead of the 36 month term listed. I am currently paying more than $1150.00 per month to the combined credit card companies, but with the payments being distributed out, excessive interest is accruing. I am simply looking for a way to consolidate my high interest debt into one payment without going through a debt management program. I am a firm believer in paying ones debts, and do not wish to participate in one of these programs. If you need any further information, please ask. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	57
Revolving Credit Balance:	$23,783.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Position (Job/What you do) for Parts Source?	I am an Operations Manager for PartsSource. I manage a group of 17 buyers.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Care One - Bal: $2180.00/$70.00 Min HH Gregg - Bal: $3800.00/$125.00 Min Chase - Bal: $2460.00/$90.00 Min Providan - Bal: $7265.00/$229.00 Min H Depot - Bal: $3300.00/$89.00 Min Amerifirst - Bal: $2670.00/$88.00 Min I have been paying more than the minimums every month, but making so many individual payments is killing the principal payments. While I am on track to have them paid off in 36 months, I know I can have them paid off in much less by consolodating and making additional payments on one loan. Monthly I have been paying over $1000.00 among all of these accounts even though the minimums are only $691.00.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance on my home is $115,169.73 and the current Zillow Estimate is $120,500.00. I do not have any HELOC on my residence.
Received reply, thanks. I am interested to help fund your $21,675 loan. My questions are: [1} Transunion Credit Report shows the $23,783 Revolving Credit Balance. (75 pct usage.) Is any Home Equity Line of Credit? (HELOC) If yes, what is $ amount a-n-d APR pct? A-N-D How much $ are you now paying per month on your total credit card/other debts? [2] Briefly, why should lenders commit their limited $ to fund your loan? [3] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for 3 answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.27.2010	1. I do not have any HELOC on my residence. The difference in what I am asking for and what TransUnion is stating is due to a loan through AIG that will be paid off in 3 years with only minimum payments. (I still pay more than the minimum every month). The minimum on my CC debt is $706.00, but I am currently paying at least $1150.00 to try to pay off this high interest debt. 2. I believe that I am a good candidate for a loan because I have the means and drive to resolve the debt I have accrued. My credit score is good, and my accounts are all in good standing due to my payment history. I am simply looking for a way to lessen the amount of interest charged to me while I pay this off, and consolidating into one payment would speed up this process exponentially. I take my debts seriously and do not believe that anyone should be able to simply not repay them, or even negotiate a lesser amount to try to get out of them (which is why I am trying to go this route). I understand that being credit worthy is something everyone should stive for, and intend to pay my debt off without doing anything that would negatively imapcting my score. 3. I do intend to pay off this loan earlier than the 36 months (3 years) that is listed, and am planning on at least having the loan paid in full within 24 months (although I am hoping to pay it even earlier than that). I hope that my answers have answered your questions satisfactorily, however if you would like more information please let me know.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Monthly Budget for this loan is at least $1150.00 per month, as this is what I have been paying on the combined debt thus far. The APRs on the individual accounts range from 18.99% up to 28.99%. All of the creditors, balances, and minimum payments are listed in a previous answer, This debt was racked up for a number of reasons, for instance: I had to use all of my savings to pay for the funeral of one of my grandmothers in 2008, my father suffered a disabling stroke in 2009 which left mounting medical bills that I assisted with, and I was stuck paying 2 mortgages while trying to renovate one house during this all thanks to our booming housing market. I plan on cutting up my credit cards and keeping only one for emergencies in the future, hopefully from my earlier comments you can understand that I am not someone just out charging aimlessly. I am not married, but do share a house with my girlfriend. She and I are co-borrowers on our house, and she contributes $600.00 per month towards the mortgage.
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Also, please explain your delinquency. Thanks!	Good Morning. Lending Club was given my Paystubs (Sunday), Employment Verification (Monday), and Past Tax Returns (Monday). I am not sure what you are referring to about any delinquency. Can you please explain? Thank you.
Loan listed 5 days; 21 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Tuesday 08.31.2010	I verified last night that they recieved everything they asked for (Pay stubs, Tax returns, and Employment Verification) via phone, spoke with Eric. The tax returns, and employment verification were sent in yesterday and the paystubs were sent in on Sunday. I think I will still call in today and ask about it though, I was getting a little worried. Thanks for the advice.
Received your reply. Best advice I can provide is: "Take nothing for granted". Follow-up on everything you provided to Credit Review because they "shuffle" 900 to 1,000 loan ap[plications duringloan typical 14-days listing cycle. Sometimes documents become misplaced or lost for days at a time. Lender 505570 USMC-RETIRED Tuesday 08.31.2010	Thanks again.
FYI unless requested by Lending Club, documents directed at verifying income will be ignored.	This debt was racked up for a number of reasons, for instance: I had to use all of my savings to pay for the funeral of one of my grandmothers in 2008, my father suffered a disabling stroke in 2009 which left mounting medical bills that I assisted with, and I was stuck paying 2 mortgages while trying to renovate one house during this all thanks to our booming housing market.
How did you acquire the debt?	This debt was racked up for a number of reasons, for instance: I had to use all of my savings to pay for the funeral of one of my grandmothers in 2008, my father suffered a disabling stroke in 2009 which left mounting medical bills that I assisted with, and I was stuck paying 2 mortgages while trying to renovate one house during this all thanks to our booming housing market.
Please pay your loan off faithfully. I am a single mother and my small part of this loan is precious to me and represents my college hopes for my two small children. Thank you.	I always pay my bills, you have nothing to worry about there.

Member Payment Dependent Notes Series 571603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571603	$12,000	$12,000	15.21%	1.00%	August 31, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571603. Member loan 571603 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	verizon	Debt-to-income ratio:	2.63%
Length of employment:	10+ years	Location:	midlothian, VA

Home town:
Current & past employers:	verizon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,897.00	Public Records On File:	1
Revolving Line Utilization:	25.50%	Months Since Last Record:	30
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide details (lender, outstanding balance, interest rate and minimum monthly payment) of debts to be consolidated.	Connects Federal Credit Union-Visa: balance $4,884.32 monthly payment $147.00 American Express Credit Card balance $1,652.52 monthly payment $33.00 Home Depot Credit Card balance $945.18 monthly payment $10.00 American Eagle Credit Card balance $304.83 monthly payment $13.00
Transunion Credit Report shows 1 Public Records on File originating 30 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Friday 08.27.2010	1) The public record was a civil law suit against me by another private individual 2) The final disposition was the suit was rewarded in their favor and I had to pay $2,500.00
Position (Job/What you do) for Verizon?	Cable Splicing Technician/Fiber Optics Technician
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Connects Federal Credit Union-Visa: balance $4,884.32 monthly payment $147.00 American Express Credit Card balance $1,652.52 monthly payment $33.00 Home Depot Credit Card balance $945.18 monthly payment $10.00 American Eagle Credit Card balance $304.83 monthly payment $13.00.
I am interested to help fund your $12,000 loan. My questions are: [1} Answer my earlier email Subject: 1 Public Record on File from 30-months ago? a-n-d What was final disposition of Public Record? [2] Transunion Credit Report shows the $6,897 Revolving Credit Balance. (26 pct usage.) How much $ are you now paying per month on your total credit card/other debts? [3] $12,000 loan; ~ $7,000 is Revolving Credit Balance; ~ $5,000 is the extra cash that you will receive (less loan origination fee) that is consolidating, or is refinancing, what SPECIFIC debts that are not included in Transunion Credit Report total debts? [4] Do you intend loan early payoff? < 1-yr? 1 to 2-yrs? 2 to 3-yrs? 3 to 4-yrs? 4 to 5-yrs? Provide an appropriate in Y-E-A-R-S answer. ("As soon as possible", similar generic answers, tell participating lenders nothing useful.) Advance thanks for FOUR answers that will help ALL lenders to make their informed decision. Lender 505570 U S Marine Corps RETIRED, Virginia Bch, VA Friday 08.277.2010	Connects Federal Credit Union-Visa: balance $4,884.32 monthly payment $147.00 American Express Credit Card balance $1,652.52 monthly payment $33.00 Home Depot Credit Card balance $945.18 monthly payment $10.00 American Eagle Credit Card balance $304.83 monthly payment $13.00 I plan on using the extra cash to pay up my car insurance..etc for the rest of the year. I'm having back surgery on October 11th and am trying to consolidate everything into one payment that can be pulled directly from my checking account as I will be out of commission for a couple of months and don't want to worrying about writing checks and such. My intentions are to pay off the loan in 2-3 years but the 60 month low payment makes me feel safer should I fall on a couple of hard months. As for the $6,897.00 Revolving Credit Balance, I have already disputed this with Virginia Credit Union and they are suppose to be having it removed. It is my Ex-Wife's credit card and she works for that financial institution, also the balance that is being reported is incorrect as well, but that is for her to deal with. They suppose to be having it removed from my report and sending me a letter stating as such.
Excited about funding this loan What's your public record from 30 months ago, and what were your 2 credit inquiries in the last 6 months?	The public record was a law suit against me from another private individual that resulted in them being awarded $2,500.00. The sum has been paid and all parties satisfied.
What was the public record on file 2 1/2 yrs ago?	The public record was a law suit against me from another private individual that resulted in them being awarded $2,500.00. The sum has been paid and all parties satisfied.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	Connects Federal Credit Union-Visa: balance $4,884.32 monthly payment $147.00 American Express Credit Card balance $1,652.52 monthly payment $33.00 Home Depot Credit Card balance $945.18 monthly payment $10.00 American Eagle Credit Card balance $304.83 monthly payment $13.00 My plan for reducing debt in the future is to consolidate the bills listed above, have one easy monthly payment and have this payed off in 2-3 years. I have a roommate that pays half of rent and half of the utilities and such.
What was the 1 Public Record on File for?	The public record was a law suit against me from another private individual that resulted in them being awarded $2,500.00. The sum has been paid and all parties satisfied.
What is the public record on file from 30 months ago?	The public record was a law suit against me from another private individual that resulted in them being awarded $2,500.00. The sum has been paid and all parties satisfied..
What is the public record on file?	The public record was a law suit against me from another private individual that resulted in them being awarded $2,500.00. The sum has been paid and all parties satisfied.
My questions are: All Lending Club loans feature NO early payoff prepayment penalty. You selected 60-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	My hopes are to have it settled in 2-3 years.
To enable investors to make an informed decision, please provide the details (lender, outstanding principle, interest rate and minimum monthly payment) of the debts you intend to consolidate with this loan.	Connects Federal Credit Union-Visa: balance $4,884.32 monthly payment $147.00 American Express Credit Card balance $1,652.52 monthly payment $33.00 Home Depot Credit Card balance $945.18 monthly payment $10.00 American Eagle Credit Card balance $304.83 monthly payment $13.00
You list under $8,000 in debts you plan to pay off, but are requesting a $12,000 loan. What do you plan to do with the rest?	I am having back surgery on Oct 11th, with the rest I plan to pay up (for the rest of the year) my car insurance...etc. hoping to have just the one payment coming directly from my checking versus worrying about writing out bills during my recovery time.
wow, some repetitive questions here. can you explain why the other person sued you?	I called them a liar in an email. I was sued for slander, I was unable to prove they lied in a Court of Law. It was when I was President of a Neighborhood Pool and Recreation Association. Which I am no longer affiliated with.

Member Payment Dependent Notes Series 571653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571653	$10,000	$10,000	16.45%	1.00%	August 31, 2010	September 9, 2013	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571653. Member loan 571653 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	El dorado disposal	Debt-to-income ratio:	15.24%
Length of employment:	5 years	Location:	pollock pines, CA

Home town:
Current & past employers:	El dorado disposal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,661.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts you will pay with this loan and the interest you are currently paying? Thanks	worlds foremost (cabelas visa),6,000.00,15.3%,the rest of loan will go to medical bills.thx
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	worlds foremost (cabelas visa),6,000.00,paying about 300.00 a month right now.The rest will go to medical bills.thx
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	165,000.00,175,000.00.thx

Member Payment Dependent Notes Series 571706

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571706	$7,200	$7,200	11.12%	1.00%	August 31, 2010	September 9, 2015	September 9, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571706. Member loan 571706 was requested on August 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Missouri Department of Corrections	Debt-to-income ratio:	18.53%
Length of employment:	10+ years	Location:	Boonville, MO

Home town:
Current & past employers:	Missouri Department of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	3
Revolving Credit Balance:	$1,540.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you tell us what you're training will be? What specifically you will use this loan for? Thanks	The training will teach me how to use e-bay, facebook, pay per click and search engines to drive traffic to my web sites in order to increase my chances of succeeding in the internet world.
Poisition (Job/What you do) for MO DOC?	I am an investigations supervisor,
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total mortgage owed is 114,000. The market value of the home is 136,000.
Hi What is your position with the dept of corrections? What are you going to study with this money? Thanks!	I am an investigations supervisor and the money will be used to get training in the use of e-bay, facebook, pay per click and search engines to increase traffic to my web sites and increase my chances of succeeding in the internet world.
All LC loans offer NO prepayment penalty. You selected 5-years (60-month) term. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff?	I intend to repay the loan in about 3 1/2 years.
Please explain your delinquency from three months ago.	I am going to take training to help me better understand how to use e Bay, facebook, pay per click and search engines to make money from my internet websites. I am not trying one of those make a million dollar schemes, I am looking at proven methods that other successful people have used. On the late payment, I am a co-signer on a car note my daughter has. She got behind and I had to catch it up.

Member Payment Dependent Notes Series 571715

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571715	$5,600	$5,600	16.45%	1.00%	August 31, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571715. Member loan 571715 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	6.65%
Length of employment:	10+ years	Location:	Smithville, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I am wanting to use the money to consolidate my credit card debt. I am going back to school, and I have twins in preschool. It would really help me out to get all my payments rolled into one to help free up a little extra cash each month. I completely intend to pay more than the minimum payment each month and get the loan paid back faster. I have been a limited partner in a real estate development group for about ten years. I also substitute teach on the days I don't have class. I thank you for your interest in helping me try to get out of debt.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	16
Revolving Credit Balance:	$5,560.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The mortgage payoff is around 179,000. The market value of the home is around 205,000.
- What is your monthly budget? - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	I make around 2300.00 a month. I am not able to save anything at this point which is why I am anxious to get rid of my credit card debt. My APRs range from 16 to 25%. Between my four cards I pay around 350 a month. The total balance of the four cards is 5300.00. My plan for reducing debt is to get rid of my credit cards once they are paid off and only pay for things when I can pay cash. I have one year of school left before getting my B.S. so once that is done and I can work full time it will be a lot easier. My husband does work. He pays most of our expenses. I am responsible for my car note, the utilities, the twins preschool, and pretty much anything else to do with the kids and their school.

Member Payment Dependent Notes Series 571728

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571728	$20,000	$20,000	14.84%	1.00%	September 7, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571728. Member loan 571728 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Netbase	Debt-to-income ratio:	16.67%
Length of employment:	3 years	Location:	San Jose, CA

Home town:
Current & past employers:	Netbase
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Purpose of loan: This loan will be used to pay off accumulated wedding debt and other credit card debt My financial situation: I am now looking to consolidate some of the wedding and credit card debt my wife and I accumulated so we can remove debt from our lives for good. Monthly net income: $5,550 (me) + $3,800 (wife) = $9,350 Monthly expenses: $5770 Housing: $3,000 Insurance: $130 Car expenses: $690 Utilities: $150 Phone, cable, internet: $100 Food, entertainment: $300 Clothing, household expenses $200 Credit cards and other loans: $800 Other expenses: $400 (Life Insurance) Combined income - Monthly Expenses $9,350 - 5,770 = $3,580 Which leaves my wife and I with plenty of money left over to pay this loan. Thank you for the consideration.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	51
Revolving Credit Balance:	$9,069.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
POSITION (JOB/WHAT YOU DO) FOR EMPLOYER NETBASE? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTEND TO SERVICE THIS LOAN (KEEP IT ACTIVE) BEFORE PAYOFF? LENDER 505570 USMC-RETIRED FRIDAY 08.27.2010	I am a Quality Assurance Engineer for Netbase. I intend to pay this loan off as soon as possible hence I opted for the 36-month option instead of the 60-month.
Received your reply. Thanks. but .."as soon as possible" does NOT exist in my vocabulary. Qustion was .."In Years, how long do you intend to service loan before payoff?"... i.e. Choice among < 1-year? 1 to 2 years? 2 to 3 years? Lender 505570 USMC-RETIRED Friday 08.27.2010	2-3 years.
Hi Couple of questions: 1.) Please list all the debt with the type of debts, balances, APR and months you had the debt and please highlight the ones which intend to pay off with this loan ? 2.) Do you have any tax liens, alimony, baby/ kid expenses or other expenses ? 3.) In the next 3-4 yrs what is your plan/s for increasing your income ?	Hi Lender, I answered #1 on a previous question. #2 - None. daycare is provided by my in-laws and by my parents for free. #3 my salary increased from 53k annually to 75k annually from 2007 to 2008. 75k to 82k annually from 2008 to 2009. 82k to 95k from 2009 to present. I believe I am following a good trend and I am still considered relatively junior to my profession.
God this 505570 guy is such a tool. Borrower, could you list the debts that you intend to pay off with this $20,000 and the interest rates of each? Would give us a clearer picture of how the money will be allocated and help us make a better decision. Thanks in advance!	Thanks Member 646001 for the consideration. Here you go: wells fargo mc - 16.74% - $8,500. I have had his account open since 1999. macy's credit card - 24.50% - $1,500. Account was used for wedding jewelry (for the macys discounts) and active for 1 year. wife's capitol one - 18.9% - $10,000. This credit card was used for bridal party and wedding reception expenses. This account has been open since 2002. Just in case, my wife has a FICO of 760. Thanks in advance!
borrower... i will invest in your loan... - just writing to apologize about the rude member 505570. Good luck	Thank you haddis. Very much appreciated.
No kidding... some one needs to extend his vocabulary. Enjoy the loan and best of luck on your loan.	thank you. =)

Member Payment Dependent Notes Series 571729

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571729	$9,800	$9,800	16.32%	1.00%	August 31, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571729. Member loan 571729 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Poly America	Debt-to-income ratio:	6.02%
Length of employment:	10+ years	Location:	DALLAS, TX

Home town:
Current & past employers:	Poly America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,703.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Poly America and what do you do there?	Poly America is a trash bag manufacturer. I am a manager. http://www.polyamerica.com
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	$6000 credit card 23.99% to pay off $4000 credit card 22.99% to pay off
How much are you currently paying each month on the debts you plan to pay off with this loan?	I pay $400 total every month.
Why did you opt for a 60-month loan vs. 36-month?	To have lower payments
- are you the sole wage earner in your household? if not, how much do you and your spouse contribute individually? - which debts won't be paid off and why?	I am the sole wage earner. I don't have other debts to pay off.
My questions are: All Lending Club loans offer NO prepayment $ penalties. You selected 5-year loan term. In YEARS, how long do you intend to service (keep active) this loan? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	I selected the 5 years to have lower payments. However, if I can pay it off in 3-4 years, I will.

Member Payment Dependent Notes Series 571753

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571753	$10,000	$10,000	7.51%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571753. Member loan 571753 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	JPMorgan Securities LLC	Debt-to-income ratio:	5.95%
Length of employment:	4 years	Location:	New York, NY

Home town:
Current & past employers:	JPMorgan Securities LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > This is a loan that will be used to pay down 2 credit cards. My monthly payment requirement is $311 although I plan to set up the automatic bill pay to withdraw $500 per month in an effort to pay the loan down quickly. I also plan to pay down the full balance of the loan in Feb 2011 when I recieve my bonus at work. The duration of this loan is actually 6 months to 1 year based on my pre-payment plan which is attractive to an investor that is concerned with interest rates rising during that time.

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,528.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at JPMorgan Securities LLC?	I work as an Investment Associate in the Private Bank.
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have about 5k with Citibank and about 5k with Chase, they will both be paid off using this loan. I don't have any other credit card debt.

Member Payment Dependent Notes Series 571768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571768	$19,000	$19,000	11.12%	1.00%	August 31, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571768. Member loan 571768 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,835 / month
Current employer:	Illinois Army National Guard	Debt-to-income ratio:	1.75%
Length of employment:	10+ years	Location:	Tinley Park, IL

Home town:
Current & past employers:	Illinois Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,411.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 222K on the house, which is upsidedown in loan terms with the horrible ecomomy. According to Zillow, the house is worth 202.5K. I dont have a HELOC but a LOC at 5K balance, est. time of payoff on this is 3mos.
Re: Your loan application. Employing Service Branch: Illinois US Army NG. My questions are:: (1) If Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 10 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, USMC-RETIRED Lender 505570 Virginia Bch, VA Friday 08.27.2010	My rank is Sergeant First Class and pay grade is E-7. ETS is 20140424 and plan on the 20 year and more if possible at that time. Currently have 14 yrs in. I plan on taking direct commission very soon if the GS career in Homeland Security goes as planned. As a contingency I will remain enlisted and take an E-8 spot on reserve until something secure comes down. I work in JFHQ for the J-3, 5, and 7.

Member Payment Dependent Notes Series 571780

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571780	$25,000	$25,000	11.12%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571780. Member loan 571780 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,307 / month
Current employer:	U.S. Army Corps of Engineers	Debt-to-income ratio:	10.05%
Length of employment:	10+ years	Location:	Tulsa, OK

Home town:
Current & past employers:	U.S. Army Corps of Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,369.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Current balance of mortgage: $108,529.18, no HELOC. 2. Property Value: $113,000.00.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Revolving 1: $5,771.67 - 14.99% Will pay off all with loan; Revolving 2: $7,601.35 - 19.99% Will pay off all with loan; Revolving 3: $2,659.61 - 10.99% Will not pay off; Revolving 4: $10,342.33 - 14.99% Will pay off all with loan; Revolving 5: $1,316.70 - 14.99% Will pay off $222.00 with loan.
What do you do in the Army? What is your revolving debt of $23,369.00 for?	I am an accountant. Please see earlier response to CriticalMiss for exact nature of revolving debt.

Member Payment Dependent Notes Series 571796

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571796	$6,000	$6,000	7.88%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571796. Member loan 571796 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	FlexDigital	Debt-to-income ratio:	21.11%
Length of employment:	2 years	Location:	Birmingham, AL

Home town:
Current & past employers:	FlexDigital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > Monies to be used to get new applinace for home + pay down some exiting CC balance.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,653.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is FlexDigital and what do you do there?	FlexDigital is the one of the largest Marketing and Mail-Houses in Alabama. On an average year, upwards of 70 million peices of mail will be processed in our facility. I am a Project Manager which means that I work directly w/ Ad Agencies on getting their clients' Direct Mail projects out the door. We also are currently doing Statement Processing for several Credit Unions in the state. I handle 2 of those Plus 3 Ad Agencies. For a better overview, visit our website at www.flexdigital.com. Thanks for your consideration.

Member Payment Dependent Notes Series 571823

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571823	$25,000	$25,000	15.95%	1.00%	September 2, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571823. Member loan 571823 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,239 / month
Current employer:	Department of Commerce/ITA	Debt-to-income ratio:	13.66%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	Department of Commerce/ITA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I would like to consolidated my credit card debt. My husband lost his job in January and we had to use credit cards for 6 months to pay for groceries, etc. My husband now has a job and I'm expecting another raise by December. I play to pay off most of my credit cards with this loan, as well as an outstanding medical bill.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,535.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
POSITION (JOB/WHAT YOU DO) FOR EMPLOYER U S DEPT OF COMMERCE/ITA? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTEND TO SERVICE THIS LOAN (KEEP IT ACTIVE) BEFORE PAYOFF? LENDER 505570 USMC-RETIRED FRIDAY 08.27.2010	Management Analyst for 2 years. Federal employee for 7 years. I plan to pay it off within the 2-3 years.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Macy's Visa $13k Macy's Store Card $2,500 Capital One Mastercard $5k Citibank Mastercard $2,300 Bank of America Visa $5,500 (will pay partially toward this one)
Borrower, The loan application shows Income Verification completed (check-marked). But the Credit Review Status shows "In Review". Borrower Credit Review process only ONE-HALF way completed. The Credit Review Status needs to be completed AND upgraded to "APPROVED" for a promissory note to be issued later and after loan funds net $ proceeds can be deposited into your bank account. You need to FOLLOW-UP on this with Home Office Credit Reviewers. Member Support Department open Mon-Fri 8AM-5 PM (support@lendingclub.com 866-754-4094). Home Office is closed Sat, Sun, CA, US Holidays for live telephone calls; but answering machine available 24/7. Emails are answered 24/7. After Credit Status is "APPROVED" your loan will attract many more lenders and their funding $ amount will increase. You need to act on this. Lender 505570 USMC-RETIRED Virginia Beach, TUESDAY 08.31.2010	I contacted Lending Club today and as you can see, my loan is now "Approved."
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	1. Currently, I pay: Rent - 1671/month Car loan - 200/month Utilities - 75/month Cell Phone - 122/month Internet/Cable - 75/month Student loan - 200/month Groceries - About 300/month Gas - 30/month Credit Card Bills - Over $1k/month 2. I'll be paying off: Macy's Visa - $13k (25.9%) Macy's Store - $2500 (25.9%) Capital One Mastercard - $5k (25%) Citibank Mastercard - $2,300 (29.9%) Medical bill - $323.10 Bank of America Visa - $5,500 (18%) (partially- if anything is left) 3. No, I'm not the sole wage earner. My husband recently got a job (in July) and probably makes about $30k/year. I make $75k/year

Member Payment Dependent Notes Series 571840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571840	$4,000	$4,000	7.14%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571840. Member loan 571840 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Imagine One Technology	Debt-to-income ratio:	8.72%
Length of employment:	< 1 year	Location:	bristow, VA

Home town:
Current & past employers:	Imagine One Technology
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,634.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 571861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571861	$25,000	$25,000	14.84%	1.00%	September 3, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571861. Member loan 571861 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Levi Strauss & Co.	Debt-to-income ratio:	12.00%
Length of employment:	10+ years	Location:	Benicia, CA

Home town:
Current & past employers:	Levi Strauss & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I'm trying to consolidate two credit cards @27%- (18K) & 22%-(6K) into a lower interest rate.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	36
Revolving Credit Balance:	$86,229.00	Public Records On File:	0
Revolving Line Utilization:	69.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
POSITION (JOB/WHAT YOU DO) FOR LEVI STRAUS AND CO? A-N-D IN Y-E-A-R-S, HOW LONG DO YOU INTEND TO SERVICE THIS LOAN (KEEP IT ACTIVE) BEFORE PAYOFF? LENDER 505570 USMC-RETIRED FRIDAY 08.27.2010	I'm in IT dept. I work with really big databases. I plan to keep loan active for at least 6 months
What is your job at Levi Strauss & Co.?	I'm in IT dept. I work with really big databases
I am interested in funding your loan. Since this is a debt refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Two Chase Cards. 1. Has an 18,000 balance at 27% 2. Has a 6,000 balance at 22%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	According to Zillow Primary Residence - Zestimate - 488,000 Only a first position mortgage of 324,000. Rental#1 - Zestimate 117,000 Only a first position mortgage of 53,000 Rental#2 - Zestimate 190,000 Only a first position HELOC of 48,900.
Your loan seems to be moving very quickly. But it would likely move even faster if you verified your income with LC.	Thanks, I think I did this step yesterday morning. Sending in W2 and stubs. Not sure how long it takes LC to verify....
Your listing shows a revolving balance of $86,000. Is that correct? If so, could you break it down for us?	48,900 of it is a 1st position HELOC on a rental property. It is rather annoying that this shows up as a revolving credit, since it is secured by the property, but that's the bulk of it. The finance charge on that monthly is $289.00 That leaves a total of 37k in real revolving credit. 18K on Chase 6K on Chase (Formally Bank One) These two will be addressed with this loan. That leaves 13K The breakdown for the rest is: Sears Card 2,500 Discover card 7,800 Yet another Chase Card (Probably another bankcard orignally, but I can't remember who) 3000
Thanks for your prompt and detailed answers. As soon as income is verified I will be a lender.	Thanks.

Member Payment Dependent Notes Series 571874

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571874	$8,000	$8,000	11.12%	1.00%	August 31, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571874. Member loan 571874 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,667 / month
Current employer:	The New York Times	Debt-to-income ratio:	16.92%
Length of employment:	8 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	The New York Times
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	34
Revolving Credit Balance:	$502.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with The New York Times?	I work in the Human Resources Department as a Senior Internal Consultant. My title is a little misleading, but I am a full-time regular employee and I have been with the Times for 8 years.
What do you intend to use the loan for?	I have a few bills that I want to eliminate so that I can free up some additional cash for myself.
Do you have a spouse/partner who works and if so how much does he/she earn each month? What are your major monthly expenses (rent, car/parking/subway, student loans, child care, credit card, etc.)?	No, I am single at this time and I have no children. My major monthly expenses are rent, car note, student loan and credit cards which total around $3,500 per month. The credit card expenses are what I am going to eliminate with this loan.
Thanks for your response. One last question -- your revolving credit balance shows a balance of only $500 so I'm confused about your credit card bills. Can you explain the types of bills that you're paying off, including balances, interest rates and minimum payments?	Absolutely. I consolidated my credit card bills and I am paying @$2000 a month to cover the debt. I have been doing this for about 3 years and with this loan, I will be able to significantly decrease the remaining balances on my outstanding debt and be done in the next few months instead of another year. Achieving this goal will put me back on track -- for good.
What bills are you trying to pay off? I don't see much credit card stuff here.	I consolidated my credit card bills and I am paying @$2000 a month to cover the debt. This loan will allow me to reduce the amount of money that I have left to pay on those bills and get me out of this debt in a few months instead of another year.

Member Payment Dependent Notes Series 571883

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571883	$8,500	$8,500	15.58%	1.00%	September 7, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571883. Member loan 571883 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Tishman Construction	Debt-to-income ratio:	20.18%
Length of employment:	10+ years	Location:	Egg Harbor City, NJ

Home town:
Current & past employers:	Tishman Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > My wife and I both have steady jobs and have been employed with our current employers for 10+(her) and 15+(me) years. We are simply looking to consolidate some odds and ends debt so we can become debt free sooner.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,361.00	Public Records On File:	1
Revolving Line Utilization:	84.60%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with Tishman Construction?	I am a project superintendent, running the day to day activities in the field on any given job site.
Can you explain the public record on file? Was this a bankruptcy or failed payment. It was about 8 years ago.	Through my divorce from my first wife, at the time it was unfortunately the best thing for the situation that we declared bankruptcy. Since then, I have reestablished my credit and have never missed a payment. I know that it may not look the best to have something like that still left on my report through at least one of the agencies, but I have also spent a lot of time reestablishing my credit and taking the proper actions to do so.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We do not have a HELOC on our home. We have owned our home for almost 2 years in December and owe 282,000 on it. The zillow estimate is 259,000 but that is NOT a correct assessment of the value. When we bought it, it was assessed at 330,000 but since then we have gutted the house and redid the entire thing. I know the market has fluctuated but even at the time we bought it, the market was way down. It is not like it was assessed 5 years ago and we are going off of a super inflated number. The reason why the zillow number is not a good match to the potential assessed value is that we own a very large chunk of land connected to the house that is quite rare around our area. Even though it does not add actual value because it is undeveloped property in the eyes of a computer program, it adds value because of its rarity and potential interest it generates. Comparable homes with this amount of acreage in this and bordering counties are for sale for more than $75,000 more than we owe on the home.

Member Payment Dependent Notes Series 571906

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571906	$10,000	$10,000	14.84%	1.00%	September 7, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571906. Member loan 571906 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Cote de France Inc	Debt-to-income ratio:	8.40%
Length of employment:	10+ years	Location:	WOODSIDE, NY

Home town:
Current & past employers:	Cote de France Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	17
Revolving Credit Balance:	$17,816.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Cote de France Inc and what do you do there?	Cote de France is a mens apparel manufacturer. I work there as an account executive in the sales department.
My questions: {1} Answer my earlier email 1 payment delinquency 17-months ago? {2}Position (Job/What you do) for Cote de France? {3} All Lending Club loans offer NO loan prepayment $ penalties. You selected the 3-year term repayment. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Thanks. Lender 505570 USMC-RETIRED Saturday 08.28.2010	Hello. I need to look into report from 17 months ago. I work as an account executive in sales for an apparel manufacturer in New York--have worked there 10+ years. I intend to repay loan in full within 2 to 3 years. Thank you.

Member Payment Dependent Notes Series 571927

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571927	$7,200	$7,200	7.14%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571927. Member loan 571927 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,833 / month
Current employer:	Murphy's Mountain Jewelers	Debt-to-income ratio:	13.09%
Length of employment:	10+ years	Location:	Laramie, WY

Home town:
Current & past employers:	Murphy's Mountain Jewelers
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,214.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Murphy's Mountain Jewelers?	Owner, Manager,Goldsmith,Watchmaker,Janitor,Salesman etc.

Member Payment Dependent Notes Series 571951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571951	$8,400	$8,400	16.32%	1.00%	August 31, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571951. Member loan 571951 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,517 / month
Current employer:	Novellus Systems Inc	Debt-to-income ratio:	18.52%
Length of employment:	10+ years	Location:	San Jose, CA

Home town:
Current & past employers:	Novellus Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/27/10 > I am looking for a loan to help fund my brothers wedding. I have good personal finance and have balanced my budget to allow for $1800 extra each month. I have been employed for 10 years at the same company.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	78
Revolving Credit Balance:	$10,990.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Novellus Systems Inc?	I am Product Support Engineer and Novellus makes equipment used to make microchips. I spend most time training other engineers in the maintenance and repair of our equipment. I also assist design engineers during new product development to ensure equipment is robust and servicable.
Hi, What is Novellus Systems and what is your position there? Thanks	Novellus Systems is a equipment supplier for semiconductor manufacturers. I am Product Support Engineer and work with training engineers, assisting in fixing machines, and new product development.
Why are you paying for your brother's wedding? Is it a loan or a gift?	I am actually assisting our father to pay for the wedding. He had promised this to my brother and I am picking up the slack. It is a loan but to be paid back over the next 4 years.

Member Payment Dependent Notes Series 571995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
571995	$15,000	$15,000	10.38%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 571995. Member loan 571995 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Bureau of Land Management	Debt-to-income ratio:	21.07%
Length of employment:	1 year	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	Bureau of Land Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,491.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572077	$2,400	$2,400	14.72%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572077. Member loan 572077 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	osram sylvania	Debt-to-income ratio:	16.05%
Length of employment:	2 years	Location:	brogue, PA

Home town:
Current & past employers:	osram sylvania
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,407.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is osram sylvania and what do you do there?	Osram-Sylvania is the world's largest residential and commercial lighting company. Sylvania light bulbs?? The York division makes all the incandescent and flourescent metal bases for the world and a lot of automoptive lighting components. I am the General Foreman for the Metal Base department.

Member Payment Dependent Notes Series 572082

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572082	$1,800	$1,800	11.12%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572082. Member loan 572082 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,024 / month
Current employer:	birch family	Debt-to-income ratio:	1.17%
Length of employment:	5 years	Location:	new york city, NY

Home town:
Current & past employers:	birch family
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	4
Revolving Credit Balance:	$2,838.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 - Gross Income: $14,024 / month - AND you need to borrow??? 2 - Explain the 2 delinquencies in the last four months.	Type your answer here.delinquencies is i was sending the minimum but, they chose to put its as late payments.
Hello! I have a few questions. Thank you for taking the time to answer them. 1-What exactly is the Birch Familiy? 2-Can you explain the delinquencies? 3-Your stated income to debt ratio is large and i wonder why you would need such a small loan with that type of income. Can you please tell us?	Type your answer here. birch family services is preschool for children with disabilities. I love working with the children, but we have not got raise in 3years.

Member Payment Dependent Notes Series 572120

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572120	$4,000	$4,000	16.82%	1.00%	September 2, 2010	September 10, 2015	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572120. Member loan 572120 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,570 / month
Current employer:	Liberty Property Trust	Debt-to-income ratio:	6.75%
Length of employment:	3 years	Location:	Norristown, PA

Home town:
Current & past employers:	Liberty Property Trust
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,115.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
School and program involved? Thanks.	I am getting an MBA at a top 40 University in Pennsylvania.

Member Payment Dependent Notes Series 572126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572126	$5,000	$5,000	14.84%	1.00%	September 2, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572126. Member loan 572126 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Darden Restaurants	Debt-to-income ratio:	8.64%
Length of employment:	< 1 year	Location:	ORLANDO, FL

Home town:
Current & past employers:	Darden Restaurants
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,358.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	All of my current debts will be paid off with this loan. $2000 - My parents. I was recently in college and my parents lent me this money to help me move to Florida. No APR as they are my parents. $2000 - Credit Card 14.9% APR Moving expenses; truck rental, furniture, bed, etc. The remaining money will be kept in the bank in case anything urgent comes up. If you have any other questions I would be happy to answer them. -Dan
- What is your monthly budget? Please list your expenditures. - How much do you save each month? - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	Monthly Budget: Income - $3000 Rent - $600 Utilities - $125 Car Payment - $0 Insurance - $150 Health - Covered by employer Food - $500 Entertainment - $350 Gas - $200 Car Maintenance - $100 Total - $2025 Remaining - $975 Savings - $400 Remainder being distributed currently to pay moving debts. As to being the sole wage earner in the household. I rent the house that I live in with a roommate who also holds a full time job. And as for my budget these numbers are all maximum amounts. I drive a 2007 civic which has yet to require any major maintenance, so my maintenance cost as listed in the budget isn't a true reflection of money spent. Hope this answers your question, if you need any further info I would be happy to help.

Member Payment Dependent Notes Series 572138

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572138	$5,000	$5,000	13.61%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572138. Member loan 572138 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	washington heights opticians	Debt-to-income ratio:	11.20%
Length of employment:	10+ years	Location:	Hanover, PA

Home town:
Current & past employers:	washington heights opticians
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,464.00	Public Records On File:	0
Revolving Line Utilization:	91.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Our last appraisal was in June 2007, and came in as $285,000. We have no HELOC on this property. We recently did a FHA streamline refinance to lower our interest rates. We did not borrow additional funds. That loan was for $270,000.

Member Payment Dependent Notes Series 572143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572143	$9,000	$9,000	7.51%	1.00%	August 31, 2010	September 10, 2013	September 10, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572143. Member loan 572143 was requested on August 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Traco MFG	Debt-to-income ratio:	8.80%
Length of employment:	4 years	Location:	batavia, NY

Home town:
Current & past employers:	Traco MFG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,079.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you intend to use the loan for? Loan description? Art	we had some unexpected expenses come up. water damage, need for fence, odds and ends around the house that went wrong..
Am sorry to hear about your losses. Were any portions of your loss covered under home owners insurance policy, and this loan is for items not covered? Would you consider these home improvements rather than 'learning and training' expenses?	Homeowners no, we have an addition that the previous owners added on and the roof has such little pitch that it doesn't drain as well as it should (well, as well as we would like would be the more appropriate phase). Considering it's pitch, it drains well because we clean out the gutter into which it feeds. The damage is in a bedroom around the windows and around our recessed light fixtures because what happens is moisture gets wicked up underneath the rolled roofing and saturates the plywood underneath. Basically it comes down to bad design in architecture. Therefore no coverage. Long term, the design would be something we plan on taking care of. But by being aware of this problem we can help to prevent it (by using heat coil, maintaining routine ice clearing of the roof and gutter in the winter months) until we have the funds to pursue major architectural alterations. I felt foolish typing ''unexpected expenses", but we feel like that is all this home has been. We were first time home buyers when we purchased and we have a laundry list of items to look for in the future when we go through the process again. Thank you for your inquiry.

Member Payment Dependent Notes Series 572171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572171	$9,600	$9,600	10.75%	1.00%	August 31, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572171. Member loan 572171 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	South Jersey Healthcare	Debt-to-income ratio:	13.75%
Length of employment:	10+ years	Location:	Salem, NJ

Home town:
Current & past employers:	South Jersey Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > Just want to be able to reduce high interest rates and close out cards. Have a very stable and secure job. I will probably not need the whole term. (will pay off early) Thank you all for your help.

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,970.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, emerald401k, I owe approx. $126,000 of home est. approx. at $135,000 Purchased home off of my father, lived in it all of my life Thank you for your interest.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi CriticalMiss I have a capital one mc with a $2500 balance 26% that i wish to pay off and close. A sears card with $400 to pay off and close and a Wells fargo visa with $4400 17% the rest of the loan will pay off a plumbing loan hope this helps. thank you for your interest

Member Payment Dependent Notes Series 572179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572179	$4,500	$4,500	13.23%	1.00%	September 2, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572179. Member loan 572179 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,083 / month
Current employer:	Callahan Tile	Debt-to-income ratio:	19.10%
Length of employment:	7 years	Location:	OAKLAND, CA

Home town:
Current & past employers:	Callahan Tile
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > Investors! I'm using this money to pay off a credit card that closed and its still open due to it wasn't paid off. I didn't know it would effect my credit score. I have a steady job which i been there for 8yrs now. This loan is a piece of cake compare to a car payment.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$783.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572190	$8,000	$8,000	11.49%	1.00%	September 2, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572190. Member loan 572190 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	3.45%
Length of employment:	3 years	Location:	Hanover, MD

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,497.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
$8K is lot for vacation expenses? Why so much $?	It is to cover an extensive vacation I had been planning for quite sometime. Over the course of the last few months I have had my brother run into some very hard times with health problems and I have helped him out considerably and depleted alot of my discretionary money set aside for this. I would still like to be able to completely and comfortably finance this (it is a family cruise) so I thought I would try this route.

Member Payment Dependent Notes Series 572224

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572224	$13,000	$13,000	11.86%	1.00%	September 3, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572224. Member loan 572224 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Wells Fargo Bank	Debt-to-income ratio:	11.89%
Length of employment:	7 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Wells Fargo Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > The loan will be used to payoff existing credit cards and consolidate debt. Borrower added on 08/28/10 > The loan will be used to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,750.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wells Fargo Bank?	Investment Management and Equity Research
My questions: {1} Position (Job/What you do) for Wells Fargo Bank (WFC)? {2} All Lending Club loans offer NO loan prepayment $ penalties. You selected the 5-year term repayment. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Thanks. Lender 505570 USMC-RETIRED Saturday 08.28.2010	I work in a group that manages investment portfolios for individual and institutional clients and provides buy side equity research.
Received reply, thanks. But you only answered first of my two questions. Lets try last question again: (2} All Lending Club loans offer NO loan prepayment $ penalties. You selected the 5-year term repayment. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Thanks. Lender 505570 USMC-RETIRED Sunday 08.29.2010	I apologize...the incomplete response was unintentional. My intention is to keep the loan for five years, but it could possibly be paid off in year four. I appreciate you consideration.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total balance of my mortgage is approximately $127,000 and there are no additional loans on the home. My last appraisal valued the home at $182,000 in 2008, but due current real estate climate it's now closer to $150,000. When I bought the home, I put just under 25% down.

Member Payment Dependent Notes Series 572226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572226	$22,000	$22,000	7.88%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572226. Member loan 572226 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,660 / month
Current employer:	Yale University	Debt-to-income ratio:	14.08%
Length of employment:	9 years	Location:	WATERBURY, CT

Home town:
Current & past employers:	Yale University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,298.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts do you plan to consolidate with this loan? Thanks.	Hi, American Express Blue Card, a Cabela's card and a Citi. I can handle all of the payments, but thought it would me easier to consolidate all of them into one. Thank you, Debra
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello, They are an American Express Blue Card, $13,363. and an APR of 10%, A Cabela's Visa Card, $2,500 with an interest rate of 15.34% and then a Citi Credit card, with a zero interest rate. I can handle all of the payments but am thinking it would be easier to have just one bill. Thank you for your consideration. Debra
What is your job at Yale? What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to these 2 Qs.	I am the residency coordinator for the department of pathology. It will be ten years in May that I worked for Yale. Our mortgage is $1129.57 a month, we have no car loans, utilities are CL&P $240.00 on average, phone bill is approximately $250.00 as well (this includes phone, cell and internet service), there are no CC debt/loans, home and car insurance each month is $203.00, food generally 60-75 per week, gym is $21.95 a month, no children, no tuition costs either.
Do you plan on paying this loan off early?	Yes, I am hoping too. Thank you, Debra
Debra, is the income listed just you individually? If so, could you give a description of your other's job and income? I appreciate the help.	Hello, I listed both my husband and my salaries. He is an assistant manager at True Value of Bethlehem. Thank you, Debra
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, The balance on our mortgage is $123,828 and we do not have any home equity loans. The current market value of our home is $163,500. Thank you, Debra

Member Payment Dependent Notes Series 572227

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572227	$6,000	$6,000	7.88%	1.00%	August 31, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572227. Member loan 572227 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Polk County School Board	Debt-to-income ratio:	1.08%
Length of employment:	7 years	Location:	Bartow, FL

Home town:
Current & past employers:	Polk County School Board
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,170.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Polk County School Board?	5000 is going toward paying off debt and only 1000 for vacation.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have one credit card balance with Citibank that willbe paid off which is 4000. It is the only credit card balance I have that is high. I have another credit card bill that is 1000 and that will be paid off also. I will have no other balances on credit cards remaining. The extra 1000 is for vacation purposes. I am a service manager with the school board and have been there a long time.
Hi. Just a few questions. What is your position at Polk County School Board and what do you do? Would you list the debts (and their respective interest rate) that you will be using this loan to consolidate? Thanks and good luck.	Service Manager over 20 employees, credit card debt is 4000 on citibank and 1000 on another credit card, they will all be paid off with this loan and 1000 towards vacation
Hello. How much of the loan is going to paying off debt and how much is going to taking a vacation? Wishing you well.	5000 towards paying off debt and 1000 on vacation
Do you intend to carry this loan for the full 60 month term? Thanks for your answer.	I will pay for it on a 60 month term unless I can afford to make a few extra payments sometimes.

Member Payment Dependent Notes Series 572236

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572236	$3,800	$3,800	6.76%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572236. Member loan 572236 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	professional Sports Care and Rehab	Debt-to-income ratio:	12.77%
Length of employment:	1 year	Location:	washington, DC

Home town:
Current & past employers:	professional Sports Care and Rehab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,111.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is professional Sports Care and Rehab and what do you do there?	Physical Therapy Clinic. Physical Therapist Assistant.
I am interested in funding your loan. Since this is a credit card refinancing loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	will Am Ex 12.9, 3789 wont bank of am 9.9, 8900
Greetings - What was your previous job and how long were you there? Art	Type your answer here I've been a physical therapist assistant for 12 years.

Member Payment Dependent Notes Series 572259

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572259	$15,000	$15,000	11.12%	1.00%	September 7, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572259. Member loan 572259 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	somers public schools	Debt-to-income ratio:	1.01%
Length of employment:	10+ years	Location:	somers, CT

Home town:
Current & past employers:	somers public schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$730.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at somers public schools?	Type your answer here. Speech Language Pathologist
My questions are: (1) Position (Job/What you do) for Somers Public Schools? (2) All Lending Club loans offer NO prepayment penalty for early payoff. You selected 5-years (60-months) loan term. In YEARS, how long do you initially intend to service this loan before payoff? Lender 505570 USMC-RETIIRED Monday 08.30.2010	Type your answer here. My goal would be to pay off the loan in 4 years. I am a speech language pathologist.
I'm interested in your loan but have a bunch of questions? Please answer each one. 1) What specifically is the loan for? 2) What do you do for the school? (Job Description) 3) Please list and itemized account of your monthly expenses? 4) What is your home worth, market value? 5) What is the mortgage on the house and is the HELOC or 2nd mortgage? 6) How long in years do intend to take to pay off the loan? This may seem like a lot of questions but investors will ask all of them of one at a time I'm just speeding up the process. Also get your income verified and your loan status approved by LC and you will find this loan gets filled faster. Contact LC for details soon is better than later. Thank You	Type your answer here. The loan is to create a fourth bedroom in my home. I am a speech and language pathologist. My mortgage is at 206,000 and I have no second mortgages of HELOC.
Hi You did pretty well on answering my 6 questions between your answers to me and your answer to other potential investors. However you failed to answer what the current market value of your home is. Also please get your income verified through LC and things will proceed at a faster pace. Thank You Thank You	Type your answer here.Zillow says the current market value is 244,000. A recent drive by appraisal put it at 249,000. However there have been many recent upgrades in my house including a new bathroom, updating in the kitchen, a second bathroom being renovated, etc. so my belief is that the value is higher.
Hi, I sent you an e-mail but maybe you didn't get it so I will try again: I am interested in funding your loan. Can you please list the credit cards that you have and each amount owed? And do you have any personal loan debt? Thanks, Ron	Type your answer here. I am not comfortable listing my credit cards but I can tell you that I have less than $3000.00 personal debt total on my cards, no late payments, no car loan, just a mortgage
What do you plan on using the requested funds for?	Type your answer here. I mentioned in other responses that I will be finihing a room in the basement for use as a bedroom.
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Type your answer here. I appeciate your setiments on the matter. I would feel the same as you do. I would not enter into any loan situation that I could not handle. I enjoy my high rating on my credit score and feel that taking care of my responsibilities is extremely important.

Member Payment Dependent Notes Series 572268

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572268	$10,000	$10,000	15.58%	1.00%	September 7, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572268. Member loan 572268 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	St Luke's Roosevelt Hospital	Debt-to-income ratio:	16.16%
Length of employment:	6 years	Location:	BRONX, NY

Home town:
Current & past employers:	St Luke's Roosevelt Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Employment is stable and loan will be used for consolidation of bills.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,101.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at St Luke's Roosevelt Hospital?	I am currently managing the breast treatment clinic, cancer services program, as well as the pediatrics sub-specialty clinics.
My questions are: (1) Position (Job) for employer St Luke's Roosevelt Hospital? (MD, RN, Or what?). (2) All Lending Club loans offer NO penalty for early prepayment/payoff. You selected 5-years payment term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.30.2010	My current title is patient registration supervisor-- I am currently managing the breast treatment/ cancer services program as well as the pediatrics clinic. As for loan pay off, I am hoping to pay the loan before the 5 years. The plan is that I pay more then the minimum. The reason I extended it was just as precautionary measure for myself.
- What is your monthly budget? Please list your expenditures. - How much do you save each month? - What are the balances / APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income do you and your spouse contribute individually?	My monthly budget is currently about 3000.00. I try to put away at least 200.00 bi-weekly if I can. The total balances on all my accounts (credit) is a little over 9000.00. The reason I have opted to apply for the loan is to consolidate all my credit cards and once paid cancel the accounts. This will minimize the total payments I have to make-- I currently pay them the minimum plus an extra 50.00 on all the accounts. The goal is to get rid of these accounts so I do not have to depend on them and can save more of my money. I am currently the sole wage earner in my household.
Loan listed 4 days; 34 pct funded. Reason why little funding because application still does not show Employment-Income verified and Credit Review was completed. Review Status does not show Approved for issue when 100 pct funded, or minimum 60 pct partially funded. and the 14 listing days expires. If contacted by a Credit Reviewer and income documents were submitted, you need to FOLLOW-UP. Ask Credit Reviewer why not completed? Why Review Status was not upgraded to Approved? If not contacted by a Credit Reviewer, you need to initiate contact ASAP. The Member Support email-toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support is open Mon - Fri 8AM - 5 PM PT; is closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7. Answering machine and Fax Machine available 24/7. Clock is ticking; time becoming short for loan to 100 pct fund. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	I had received the email/call from Lending club yesterday regarding documentation that I needed to submit. I have faxed this information over today.

Member Payment Dependent Notes Series 572277

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572277	$8,400	$8,400	17.19%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572277. Member loan 572277 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	Cisco Systems	Debt-to-income ratio:	14.24%
Length of employment:	4 years	Location:	San Jose, CA

Home town:
Current & past employers:	Cisco Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > This loan will be used to purchase a work pickup truck that will transport raw materials/supplies to major distribution plants. The total vehicle cost plus fees is $10,600; I am putting down a little over $2,000 and need to borrow the rest. Currently we have one vehicle and the income generated has averaged between $1,200-$1,500 per month. All money generated so far, however, has been used to cover current operating expenses. I would like an additional vehicle so I can expand and to begin paying down debt that I have accumulated by self-funding the business. I have an excellent credit repayment history but high debt due to funding my business through personal savings and credit cards. This business is not yet my source of income. I am a full-time Business Analyst at a Fortune 100 company and I have been with my current employer for over 4 years and in the industry for more than 10. If revenue from the work truck is lower than it has been historically, I earn enough money from my current job to cover existing bills/expenses plus the additional loan I am now requesting. Monthly net income: $ 4,790 Monthly expenses: $ 3,487 Housing: $ 1,067 Insurance: $ 160 Car expenses: $ 405 Utilities: $ 125 Phone, cable, internet: $ 165 Food, entertainment: $ 350 Clothing, household expenses $ 225 Credit cards and other loans: $ 870 Other expenses: $ 120

A credit bureau reported the following information about this borrower member on August 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	37
Revolving Credit Balance:	$27,609.00	Public Records On File:	0
Revolving Line Utilization:	98.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
your application states your gross monthly income is 8500 - how is your net only 4790? Taxes/401k/health insurance that employers normally deduct for you usually don't eat up that much. Do you hire people to drive these trucks for you? Are you the sole wage earner in your household? If not, how much does your spouse contribute? How much do you save each month currently?	I divided my annual salary of $102,000 to get the monthly average of $8,500. I just looked at my recent paycheck to get the Tax/401K/Insurance breakdown. Here it is: Federal Income Tax 19% Social Security (FICA) 6% Federal Medicare 1% California Income Tax 7% California Vol. Disability 1% Total Tax 35% 401K 5% Medical/insurance 2% I am single and the sole wage earner in my household. Currently I am able to save about $400-$500 a month. The trucks are driven by contractors.

Member Payment Dependent Notes Series 572284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572284	$15,000	$15,000	15.95%	1.00%	August 31, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572284. Member loan 572284 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,958 / month
Current employer:	Kohls Department Stores	Debt-to-income ratio:	5.42%
Length of employment:	5 years	Location:	GROVELAND, FL

Home town:
Current & past employers:	Kohls Department Stores
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	27
Revolving Credit Balance:	$5,706.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Kohls Department Stores?	Retail Manager. I have been a Retail Manager for Over 25 years. Winn Dixie 24 years, Bed Bath and Beyond 4 years and now at Kohls 5 years.
My questions: {1} Position (Job/What you do) for Kohl's Departmenty Stores {2} All Lending Club loans offer NO loan prepayment $ penalties. You selected the 3-year term repayment. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? [3] Transunion Credit Report shows ~$6K Revolving Credit Balance debts. What is loan extra ~ $9K intended to specifically consolidate? Thanks. Lender 505570 USMC-RETIRED Saturday 08.28.2010	(1) I am a ASM-CFH for Kohls Department Stores. (2) I intend to have this loan at this time for 3 years. (3) The extra 9k is to pay off a Time Share loan.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Chase Visa (Credit Card) 4500.00 payoff Westgate Vacation Villas LLC (Timeshare) Approx.payoff 9000.00
- What is your monthly budget? - How much do you save each month? - What are the APRs on your debts and how much do you pay each month? - Do you have a plan for reducing your dependence on debt in the future? If so, what is it? Please be specific. - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	I am eliminating the credit card debt this is the only card we have it is at 27% APR and the Time share is at 19% APR but it is 120 monthly payments. I am shortening the loan to 36 months. My spouse is now working and this is how we will not have the dept. My wife will now contribute approx. 15 to 18k to the household annually as a part time worker.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home mortgage balance is 132000. I have no second. Current market value is approx. 125.000
Hello, according to your credit record, you have a delinquency 27 months ago, could you please explain the delinquency?	I do not know to what delinquency you are speaking of. Was this a one time missed payment? Which organization was it from?
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Home loan 944.48 Monthly, Car Payment 137.00 monthly, Auto Ins 189.47 monthly, Phone Internet Cable Combo 197.00 Monthly, Food 5 people 800 Monthly, No gym workout at home, Child Care 3 grown children 21yrs, 15yrs, 12yrs No Daycare.

Member Payment Dependent Notes Series 572301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572301	$4,200	$4,200	6.76%	1.00%	September 2, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572301. Member loan 572301 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Fort Bend ISD	Debt-to-income ratio:	5.13%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Fort Bend ISD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I plan to use this loan to pay off high interest credit cards. All but one of the credit cards has been closed so that I don't get into credit card debt again! I have been a teacher for 13 years, which is a great job, but unfortunately affords me a small paycheck! Payments will be automatic from my account, so that you'll get your payment on time. I'm single, no kids, but trying to save for a house downpayment eventually, so being able to pay of these high interest credit cards will help me reach my goal of my own house sooner!

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$462.00	Public Records On File:	0
Revolving Line Utilization:	6.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hello! It's all credit card debt. Credit card #1 Open, balance $576 APR 20.24%, will be paid off, will then be closed Credit card #2 Closed, balance $330 APR 12.24%, will be paid off Credit card #3 Closed, balance $1638 APR 6.99%, will be paid off, it *was* a great APR, but they wanted to raise it to 13.24%, so I closed it to keep the APR low Credit card #4 Open, balance $4722 APR 13.24%, will not be paid off Hope that helps!

Member Payment Dependent Notes Series 572339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572339	$2,100	$2,100	16.32%	1.00%	September 7, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572339. Member loan 572339 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	17.12%
Length of employment:	4 years	Location:	westerville, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	9
Revolving Credit Balance:	$10,222.00	Public Records On File:	0
Revolving Line Utilization:	55.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Source of income?	Multiple consulting accounts.
Employer of source of income?	Multiple consulting accounts.

Member Payment Dependent Notes Series 572356

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572356	$6,700	$6,700	16.45%	1.00%	August 31, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572356. Member loan 572356 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,160 / month
Current employer:	Catalina Conservancy	Debt-to-income ratio:	2.31%
Length of employment:	6 years	Location:	Avalon, CA

Home town:
Current & past employers:	Catalina Conservancy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > The loan I am asking for is to purchase a Harley Davidson Electraglide motorcycle on Ebay; not a car as stated in the purpose above.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	40
Revolving Credit Balance:	$2,888.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Catalina Conservancy and what do you do there?	Santa Catalina Island Conservancy has a 100 year lease from the William Wrigley family for more than half of the Island. The Conservancy protects and conserves the Island in its natural state. My job is to be in charge of maintaining all the employee housing and the local airport. I do all the construction, electrical and plumbing to these buildings.
- What is your monthly budget? - How much do you save each month? - Are you the sole wage earner in your household? If not, how much income does your spouse contribute?	I am able to save approximately $900 per month. My wife has held the same job for the past 10 years. She works 5 days per week, approx 5 hours per day as an office manager/bookkeeper. She makes $ 18.00 per hour. If adding my wife to my loan would lower my interest rate. we would be happy to do so.

Member Payment Dependent Notes Series 572410

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572410	$15,000	$15,000	11.12%	1.00%	September 3, 2010	September 11, 2013	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572410. Member loan 572410 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	18.37%
Length of employment:	10+ years	Location:	Far Rockaway, NY

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	43
Revolving Credit Balance:	$9,895.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at JP Morgan Chase?	Operation Manager/Officer of two units within the Chase Auto Finance Division.
My questions are: {1} Current positon with JPM? (Job/What you do) [2] Transunion Credit Report shows ~ $19K Revolvinmg Credit Balance debts (CC's). Loan is for $15K. Extra ~ $5K is consolidating-refinancing what other specific debts? [3} All Lending Club loans feature NO early payoff prepayment penalty. You selected 36-months repayment terms. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Sunday 08.29.2010	Operation Manager/Officer of two units within the Chase Auto Finance division. My current CC debit is around 11k and I intend to payoff the 15k loan in 3 yrs as requested.

Member Payment Dependent Notes Series 572412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572412	$8,000	$8,000	10.75%	1.00%	September 2, 2010	September 11, 2015	September 11, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572412. Member loan 572412 was requested on August 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Washington, DC Law Firm	Debt-to-income ratio:	6.33%
Length of employment:	2 years	Location:	Bethesda, MD

Home town:
Current & past employers:	Washington, DC Law Firm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/28/10 > Opportunity to retire private loan at substantial discount. Great credit and otherwise debt free (except student loans paid on time). Stable employment at recession-proof Intellectual Property law firm, as well as second job as an in-demand personal fitness instructor.

A credit bureau reported the following information about this borrower member on August 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,377.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572484	$2,500	$2,500	7.51%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572484. Member loan 572484 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,080 / month
Current employer:	RMK Worldwide	Debt-to-income ratio:	12.02%
Length of employment:	< 1 year	Location:	LAKE WORTH, FL

Home town:
Current & past employers:	RMK Worldwide
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > buying a boat

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at RMK Worldwide and where did you work prior to that?	At RMK Worldwide i am a promotional printer. Prior to RMK Worldwide i worked at Ghostwork Ink Printing as a screen printer and graphic designer.

Member Payment Dependent Notes Series 572506

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572506	$1,750	$1,750	13.61%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572506. Member loan 572506 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,050 / month
Current employer:	target	Debt-to-income ratio:	22.29%
Length of employment:	3 years	Location:	pomona, CA

Home town:
Current & past employers:	target
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > thank you for helping me get a loan. i plan to use the money to pay a high interest credit card. i am a great borrower becuase i always make my payments on time. my budget for the month is about 1000. and as of mow my joj is very stableand will countinue to be so.

A credit bureau reported the following information about this borrower member on August 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,725.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at target?	i am a backroom day logistics team member at target.

Member Payment Dependent Notes Series 572509

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572509	$5,000	$5,000	7.14%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572509. Member loan 572509 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	WARNER ROBINS AIRFORCE BASE	Debt-to-income ratio:	12.81%
Length of employment:	< 1 year	Location:	Rochelle, GA

Home town:
Current & past employers:	WARNER ROBINS AIRFORCE BASE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,300.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at WARNER ROBINS AIRFORCE BASE?	sheet metal mechanic
Re: Your loan application. Employing Service U S A F at WR AFB, GA. My questions are:: (1) If Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date? (ETOS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as <1 year. Future intentions are to: Extend enlistment? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8 Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA Sunday 08.28.2010	(1) NO (3) 08 02 SHEET METAL MECHANIC

Member Payment Dependent Notes Series 572542

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572542	$4,000	$4,000	15.95%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572542. Member loan 572542 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Frontier Telephone	Debt-to-income ratio:	15.86%
Length of employment:	10+ years	Location:	Rochester, NY

Home town:
Current & past employers:	Frontier Telephone
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,912.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Frontier Telephone?	Team Lead / Sr. Billing Tables Analyst
What car are you purchasing? What is the total purchase price?	Suzuki GSX-R 1000
What is the purchase price of the bike?	$4500
car costs $1000, and you're borrowing $4000?	No the cost is $4500 and I am borrowing $4000

Member Payment Dependent Notes Series 572566

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572566	$5,000	$5,000	10.75%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572566. Member loan 572566 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	connetquot central school	Debt-to-income ratio:	18.70%
Length of employment:	5 years	Location:	ronkonkoma, NY

Home town:
Current & past employers:	connetquot central school
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,278.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at connetquot central school?	I am a teacher's assistant- one on one special ed
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	well fargo 1000.00 apr24.99 best buy 700.00 apr 17.99 chase cc 1419 apr 17.99 amex 889.00 apr 11.99
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	yes i taken a credit counserling seminar in my community to understand the pros and cons of credit card use.

Member Payment Dependent Notes Series 572568

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572568	$3,200	$3,200	16.82%	1.00%	September 7, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572568. Member loan 572568 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	16.62%
Length of employment:	10+ years	Location:	Laurel, MD

Home town:
Current & past employers:	Verizon Communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	31
Revolving Credit Balance:	$34,825.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Verizon Communications?	Software Testing
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Auto Loan Credit card payments.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Also, please itemize your nearly $35,000 in revolving debt. Thank you.	Auto loan 2,160 Loan from Bank of America - 13,000 Loan from Citibank NA - 12,000 Other Credit card
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current market Value - 275,500

Member Payment Dependent Notes Series 572593

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572593	$10,000	$10,000	15.58%	1.00%	September 1, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572593. Member loan 572593 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Kings Inn	Debt-to-income ratio:	20.71%
Length of employment:	8 years	Location:	Paterson, NJ

Home town:
Current & past employers:	Kings Inn
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$149,114.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Kings Inn?	I work at the front desk. I handle check ins, check outs. I supervise the maids. It is a 57 room hotel. Recently during my shift we sold a record number of rooms for the day at 83. I've been there since 2002.
My questions are: (1) How did you accumulate $149,114 in Revolving Credit Balance debts? (2) Position (Job/What you do) for employer Kings Inn? (3) All Lending Club loans offer NO loan early payoff prepayment $ penalty. You selcted 3-years term for loan. In YEARS, how long do you intend to service (keep active) this loan before payoff? Thanks. Lender 505570 USMC-RETIRED Sunday 08.29.2010	Most of the revolving debt is a line of credit on my home. $134,000. My home is worth over 200,000. Most of that line I used buying real estate. The rest I accumaleted from my kids college and other real estate repairs. I plan on selling my house within the next 5 years. All my credit card debt will be paid off in 2.5 years. I plan on paying back this loan as quickley as I can after I flip this house I want to buy. This is a business loan and I wanted to keep business separate from using my own personal savings. 3 years is way more than I need but business is business and I am happy that there is no prepayment penanlty.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total money I owe on my home is !34000 and the HELOC is 137000. Zillow says my home is worth 266,000, but I feel I can get 200000 with no trouble.

Member Payment Dependent Notes Series 572649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572649	$10,000	$10,000	7.14%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572649. Member loan 572649 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Ameresco	Debt-to-income ratio:	7.55%
Length of employment:	< 1 year	Location:	Washington DC, DC

Home town:
Current & past employers:	Ameresco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > This is a loan to help pay for significant legal fees.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,902.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Ameresco and what do you do there?	Ameresco is an energy savings company - we design implement energy savings measures (HVAC, Lighting, Controls upgrades) for Federal Facilities. I am a project manager for an energy savings contract with the Architect of the Capitol.

Member Payment Dependent Notes Series 572680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572680	$12,000	$12,000	11.49%	1.00%	September 7, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572680. Member loan 572680 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,513 / month
Current employer:	Mirasol Club Inc	Debt-to-income ratio:	15.76%
Length of employment:	2 years	Location:	PALM BEACH GARDENS, FL

Home town:
Current & past employers:	Mirasol Club Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > I am a single 25 years old who graduated college two years ago with too much debt. I've had a secure full time job since graduation but have had no luck in paying down my high interest credit cards. I am now very responsible wih spending and am never late on bills. I also no longer use my cards and hope to pay more than my required minimum payment. Once I have my credit cards repayed i'd like to start saving to buy my first house! Thank you to anyone who invests their money in my efforts.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,246.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Mirasol Club Inc and what do you do there?	Mirasol is a private country club, I am an administrative assistant. I'm very happy to say that my job is very secure.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Hello, Thank you for your question: 1. Please note that I live with a roommate so some of the below totals are half of the actual total. listed is what i am responsible for. rent: 500/month car: none utilities: electric- $75.00, water is included in my rent insurance: health-none (covered by employer) car ins- $85/month phone- $25/month internet: none food: $250 or less gym: $10 and I have no children, unless you count my roommates dog. :) 2. Citi:$1,045/29.99% Citi(2):$3,292/15.99% 1st financial bank:$5,382/29.09% Bank of America:1,800/14.24% 3. I am single, so yes i am soley responsible for my own expenses. however I do live with a roommate whom I split all household expenses with equally.

Member Payment Dependent Notes Series 572682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572682	$25,000	$25,000	11.49%	1.00%	September 7, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572682. Member loan 572682 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Bunzl	Debt-to-income ratio:	1.60%
Length of employment:	10+ years	Location:	Kansas City, MO

Home town:
Current & past employers:	Bunzl
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Seed money to start my own investing pool with the assistance of highly experienced Traders and managers. Utilizing the Foreign Exchange market for the bulk of activity. Why you may ask? To raise funds to help others as well as myself reach and maintain a debt free lifestyle.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,515.00	Public Records On File:	0
Revolving Line Utilization:	88.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Bunzl and what do you do there?	1. I drive a class A tractor trailer 2. I had not given much thought to this (one step at a time). As a newbie i,m guessing the length of loan will directly affect the lenders total return on investment. If I pay this loan off early there is a good chance I shall repeat the process.
My questions are: (1) Position (Job/What you do) for employer Bunzi? (2) All Lending Club loans offer NO prepayment $ penalty if loan is paid off early. You initially selected 36-months payment term. In Y-E-A-R-S, how long do you intend to service (keep active) this loan before payoff? Lender 505570 USMC-REWTIRED Monday 08.30.2010	1) Drive a Class A tractor/Trailer. 2) Had not given that any thought (one step at a time) This would be dependent on my ROI and what the politicians do to get in the way of the free markets.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi thank you for your interest. My home (a duplex) in this market is approximately 95-97% LTV. The rent from second unit covers 99% of the mortgage pmt. My out of pocket to live in my home is $250. Sincerely, Mike
What is your plan to pay off the loan when your " highly experienced Traders and managers" lose it all for you?	I still have a J.O.B.

Member Payment Dependent Notes Series 572731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572731	$6,000	$6,000	11.86%	1.00%	August 31, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572731. Member loan 572731 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Republic National Distributing Company	Debt-to-income ratio:	9.01%
Length of employment:	< 1 year	Location:	MERAUX, LA

Home town:
Current & past employers:	Republic National Distributing Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,968.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Republic National Distributing Company and where did you work prior to that?	I am a account sales rep. I sell to 72 establishes accounts on a weekly basis. Before I worked there, I helped my dad at his business while I finished up my bachelors degree.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe 115,998 on my home and the current appraised value is 145,000.

Member Payment Dependent Notes Series 572739

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572739	$9,000	$9,000	14.35%	1.00%	September 7, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572739. Member loan 572739 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,125 / month
Current employer:	Illumina, Inc	Debt-to-income ratio:	17.50%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	Illumina, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I pay off my debt and make on time payments. I am just trying to get rid of my debt a little bit faster!

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,788.00	Public Records On File:	0
Revolving Line Utilization:	68.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Student Loans - Will not be paid off Credit Cards 4663.16-17.74(variable rate)-will be paid off 8558.16-17.99(locked)-partially paid off 6119.23-13.74-(locked)-will not be paid off My debt is pretty much from being unemployed last year and having to move for a new job.

Member Payment Dependent Notes Series 572770

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572770	$6,000	$6,000	17.19%	1.00%	September 3, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572770. Member loan 572770 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	G.S Curran and Company Ltd.	Debt-to-income ratio:	20.78%
Length of employment:	2 years	Location:	BATON ROUGE, LA

Home town:
Current & past employers:	G.S Curran and Company Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Paying off high interest rate credit cards

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,991.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is G.S Curran and Company Ltd. and what do you do there?	G.S. Curran & Company is an actuarial consulting firm for public pensions. I do benefit analysis / data analysis / accounting / software development

Member Payment Dependent Notes Series 572784

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572784	$3,000	$3,000	13.23%	1.00%	August 31, 2010	September 12, 2015	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572784. Member loan 572784 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Eaton Corp	Debt-to-income ratio:	14.57%
Length of employment:	2 years	Location:	Bellevue, WA

Home town:
Current & past employers:	Eaton Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > This loan is for the remainder of the down payment on a house.

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,815.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Eaton Corp and what do you do there?	Eaton Corporation is a diversified industrial company with more than 70,000 employees worldwide. I am a Power Systems Engineer (PSE) with our Eaton Electrical Service and Systems group. PSE???s perform studies on electrical systems to quantify arc flash hazards, evaluate equipment ratings and investigate a variety of issues that customers may be experiencing with their electrical systems. Our client base includes existing large industrial facilities, hospitals, high rises, and new commercial or industrial construction. The PSE group at Eaton has been growing at a high rate through this decade, and even when Eaton as a whole was forced to lay off personnel, PSE was hiring.
Borrower, How much "Skin-In-The-Game" $ do you personaly have invested now or will have invested in the future in the Home Purchase? (Purchase $K price minus $ 1st mortgage L-E-S-S this $3K loan = $K which is your personal investment at risk.) Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.30.2010	I have $5,000 towards a down payment currently. This is an FHA loan.

Member Payment Dependent Notes Series 572805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572805	$20,000	$20,000	11.12%	1.00%	September 3, 2010	September 12, 2013	September 12, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572805. Member loan 572805 was requested on August 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	teksystems	Debt-to-income ratio:	11.08%
Length of employment:	< 1 year	Location:	Weston, FL

Home town:
Current & past employers:	teksystems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/29/10 > card debit

A credit bureau reported the following information about this borrower member on August 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	79
Revolving Credit Balance:	$20,233.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is teksystems and what do you do there?	TEKsystems is a technical staffing firm, and I am a Senior Project Manager supporting AT&T mobility thru TEKsystems.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) total balance on mortgage is 334k. have no other loans against home. 2) zillow shows 412k, but it was just appraised for 470k, (was going to refinance but changed my mind).

Member Payment Dependent Notes Series 572846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572846	$4,000	$4,000	6.39%	1.00%	September 2, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572846. Member loan 572846 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Phil Bruder, MD	Debt-to-income ratio:	4.69%
Length of employment:	1 year	Location:	Ozone Park, NY

Home town:
Current & past employers:	Phil Bruder, MD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > Pay off bills. Thank you.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,793.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 572855

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572855	$20,000	$20,000	7.88%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572855. Member loan 572855 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	9.16%
Length of employment:	10+ years	Location:	YORKTOWN HEIGHTS, NY

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > This loan will be used to pay off a credit card and the rest will be banked so we will have funds for a prospective wedding(s). I have worked for the federal govt for 26 years and my spouse has worked for a bank for more than 20 years. Our household income is well over 200k but we live in a high cost area and we put our 2 daughters through college exhausting our savings. Our monthly income exceeds our expenses by almost 4k so we will have no problem repaying. We have never defaulted on any loans and are always on time with our mortgage payments of 1700 per month. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,653.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan to use the loan for? Are you buying $20,000 in mercury? Art	I have 2 daughters that will be getting married in the near future and I want to provide them with nice gifts. My wife and I have excellent income but we put the girls through college and do not have enough savings. I also plan to pay off a credit card that is beginning to grow a bit.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current market value of our home is about 400k and our remaining mortgage is $313,000. We do not have a HELOC.

Member Payment Dependent Notes Series 572871

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572871	$12,000	$12,000	14.72%	1.00%	September 3, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572871. Member loan 572871 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	international paper	Debt-to-income ratio:	20.00%
Length of employment:	10+ years	Location:	savannah, GA

Home town:
Current & past employers:	international paper
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > need a loan to get control mof my finances again wife got sick and couldnt work anymore so all the bills hers and mine i had to take care of.. she finally got approved for disability so now i need a loan to get everything up to par again ...i have very good credit i make around 5-6 thousand a monthwhich is ok when to dont have everything in the would to pay...and i have a very stable job i have been working at international paper for the last 23 yrs...what this loan will do for me is help me tie up a few bills a made helping my wife and and leave me a few dollars to get ahead of the game and stay ahead...thanks to everyone who decides to help me

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	48	Months Since Last Delinquency:	18
Revolving Credit Balance:	$9,677.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job with international paper?	im a forklift operator 23yrs
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 18 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Monday 08.30.2010	ask my wife to pay that bill for me i was working late that day i think and she forgot
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	140,000......valued at 135,000...no heloc
My questions are: (1) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Wednesday 09.01.2010	anywhere between 2-3 yrs thats what im shooting for

Member Payment Dependent Notes Series 572877

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572877	$5,000	$5,000	10.75%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572877. Member loan 572877 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Trader Joe's	Debt-to-income ratio:	22.32%
Length of employment:	7 years	Location:	MINNEAPOLIS, MN

Home town:
Current & past employers:	Trader Joe's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > I want to use this money to pay off my credit cards, I have three with small balances that I just want to get paid off. I've been at my job for 7 years. I'm a new mom and this money will help me to provide more for my children without going into more credit card debt. Thank you!

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,559.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Trader Joe's?	A little bit of everything! Unload the truck, break down pallets, stock the shelves, write the candy order, cashier, pass out samples. The job is never boring!
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	I was using the credit cards to reestablish my credit and now that I've improved my credit score over the past two years, I'm ready to be done with the cards. I've already stopped using the cards and want to continue to not use them. This loan will help me to be able to cut the cards up for good and allow me to save more of my earnings for big purchases or for emergencies, instead of relying on a credit card for those things. Thank you.

Member Payment Dependent Notes Series 572885

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572885	$5,750	$5,750	10.75%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572885. Member loan 572885 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	St. John-Clark Pain Treatment Center	Debt-to-income ratio:	15.95%
Length of employment:	1 year	Location:	St petersburg, FL

Home town:
Current & past employers:	St. John-Clark Pain Treatment Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > My WAMU card debt was recently bought out by Chase, who immediately raised my interest rates despite my always being on time with payments. I would just like to pay the card off and move on. I also have a few smaller Borrower added on 08/30/10 > My WAMU card debt was recently purchased by Chase, at which point my interest rate went way up despite me always making payments on time. I'd like to pay off that card and move on. I have a few other high-interest cards I'd like to consolidate as well.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,485.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at St. John-Clark Pain Treatment Center?	Hi CriticalMass, I basically run the office. Everything from greeting the patients and setting up the rooms to handling insurance claims and software migrations.

Member Payment Dependent Notes Series 572888

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572888	$6,000	$6,000	13.23%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572888. Member loan 572888 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	XEROX	Debt-to-income ratio:	20.08%
Length of employment:	5 years	Location:	JAMAICA PLAIN, MA

Home town:
Current & past employers:	XEROX
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,394.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for XEROX? (2) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Thanks for answers to BOTH questions. Lender 505570 USMC-RETIRED Friday 09.03.2010	My pisition in xerox is Account Associate AC for short. What I basicaly do for xerox is that I am placed at one of there sites and tend to customer needs. Some of my duties include repairing copiers,document printing,document enhancing,(Billing: creating a sheet in exel inporting all that is billable towards our customer and send the sheet of to my manager.),and supply inventory. I plan to go all three years with my loan, and if all works out meaning my loan is fully invested. I will probably apply for another loan. Thank you for considering me as one of your borrowers.
What do you plan to use this loan for? Loan description? Art	My plan for this loan is to pay of some credit cards, and some dept. I would like to live dept free and this loan will give me the chance to do that, with the rate that Loan Club has given me. All the witch I am thankful for. Thanks for cosidering me as one of your barrowers.
your debt doesn't show up. What credit cards are you looking to pay off? In whose name are they?	Hi, I have credit cards from CHASE, HSBC, TARGET, and DISCOVERY altough not used irresponsibly. The credit cards are in may name. I will feel better paying the people from Lending Club than Banks waiting for you to make a mistake.

Member Payment Dependent Notes Series 572889

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572889	$8,500	$8,500	13.23%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572889. Member loan 572889 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,200 / month
Current employer:	City Market	Debt-to-income ratio:	19.77%
Length of employment:	10+ years	Location:	Buena Vista, CO

Home town:
Current & past employers:	City Market
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Plan to pay off credit cards, cut up credit cards. Have lived in home 21 years, have paid all debts on time. Have good credit. Been at my job 15 years. My job is very stable, 40 hours plus per week.Only myself to budget and this will save me over $300.00 per month with the consolidation on interest alone. Thank you Borrower added on 08/30/10 > My budget is 2200 per month. $538 mortgage. Thank you

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,790.00	Public Records On File:	0
Revolving Line Utilization:	92.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at City Market?	I am the CAO Coordinator, mid management. My job consists of ordering groceries, special orders, out of stock reviews , working backstock, supervising night crew , am a manager also can on occassion check, do customer service.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	total balance of home is $54,000.00 10 years left. no heloc thank you

Member Payment Dependent Notes Series 572892

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572892	$6,000	$6,000	11.86%	1.00%	September 7, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572892. Member loan 572892 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,000 / month
Current employer:	n/a	Debt-to-income ratio:	22.35%
Length of employment:	7 years	Location:	Egg Harbor township, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > My husband and I own a reputable and succesful Fence company. Feb. 2011 will be 7 yrs. We recently obtained a beautiful office and shop and the business wants to grow. We have recently starting wholesaling and need the loan for a bit more working capital.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,455.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here.My husband and I own a fence company going on 7 yrs now.
EMPLOYER?	Type your answer here.My husband and I own a fence company for going on 7 yrs.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. My home is in my husbands name. We have a balance of 137,000. Our payments are $887 per mth. We also have a bank loan of $47,000 using our home as collateral. Our home is worth approx. $325,000. I hope this has answered your question. Should you need any further information, please don't hesitate to contact me. Thank you, Sue PS. We own our own company for going on 7 yrs now and the business wants to grow. The loan would be working capital, so we can assist in doing so.
Please describe your employment situation. Thank you.	Type your answer here. My husband and I own a fence company going on 7 yrs. I run the office and my husband runs the crews. We recently obtained a beautiful office and shop and the business wants to grow. We are beginning to wholesale product and need working capital to see it through. I hope this answered your question. Should you need any further information, please don't hesitate to contact me. Thank you, Sue

Member Payment Dependent Notes Series 572893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572893	$4,000	$4,000	7.51%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572893. Member loan 572893 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Pentegra Retirement Services	Debt-to-income ratio:	22.67%
Length of employment:	3 years	Location:	Dobbs ferry, NY

Home town:
Current & past employers:	Pentegra Retirement Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Hi All, I would like to take a vacation with some loved ones but do not want to use credit and I do not have the liquid funds to do so at this point. So I would like a loan in order to go away. I have another loan with lending club and I have made every payment on time without fail. I would put the vacation on credit but it is cheaper to use this service based on the way interest rates are with my current credit cards. I am very secure in my job and do not see any potential problem with making all my payments on time. I plan on paying off the balance before the alotted time if I am able to. Thank you.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,242.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Pentegra Retirement Services?	I am a Pension Analyst. I calculate the values of our clients pension benefits among other things. I deal directly with defined benefits and do a lot of customer service. I do not design the plans at this point but I oversee them and review all estimates before they are processed and mailed to our customers.

Member Payment Dependent Notes Series 572894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572894	$8,000	$8,000	7.14%	1.00%	September 3, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572894. Member loan 572894 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	stonehambank	Debt-to-income ratio:	7.92%
Length of employment:	5 years	Location:	WOBURN, MA

Home town:
Current & past employers:	stonehambank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,994.00	Public Records On File:	0
Revolving Line Utilization:	9.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 572912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572912	$2,000	$2,000	13.23%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572912. Member loan 572912 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,375 / month
Current employer:	ymca	Debt-to-income ratio:	8.87%
Length of employment:	1 year	Location:	WEST COLUMBIA, SC

Home town:
Current & past employers:	ymca
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,339.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at the ymca?	I am an afterschool counselor and I lead the sport activities.
Purpose of loan?	I am in college and we are remaking part of our house

Member Payment Dependent Notes Series 572922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572922	$4,500	$4,500	6.39%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572922. Member loan 572922 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,281 / month
Current employer:	n/a	Debt-to-income ratio:	10.63%
Length of employment:	n/a	Location:	Westmoreland, NH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,904.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Retired; Soc. Sec. , IRA, Real Estate Divd

Member Payment Dependent Notes Series 572931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572931	$2,600	$2,600	16.82%	1.00%	August 31, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572931. Member loan 572931 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Gale Inc (Cengage Learning)	Debt-to-income ratio:	12.02%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Gale Inc (Cengage Learning)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > The purpose of this loan is to pay off a credit card balance. Currently, my most expensive expenses are a phone bill and a cable bill. Due to this, my debt to income ratio is very low. Thank you for your help!

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,895.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Gale Inc (Cengage Learning) and what do you do there?	Gale is an educational publishing company. I work as a Quality Assurance Analyst.

Member Payment Dependent Notes Series 572949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572949	$5,000	$5,000	16.82%	1.00%	September 7, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572949. Member loan 572949 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Mount Sinai	Debt-to-income ratio:	8.92%
Length of employment:	3 years	Location:	Miami Gardens, FL

Home town:
Current & past employers:	Mount Sinai
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$151.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Mount Sinai?	Patient Registration in the emergency room.
Can you provide a bit more information on what you plan to use this loan for?	For start up capital for real estate business
what will you be using this loan for?	For start up capital for real estate business
To enable investors to make an informed decision, please provide a detailed loan description.	For start up captial for real estate business
"For start up captial for real estate business" - Do you anything more to add? Are you going to using it to purchase land or run an office or buy equipment? What are your plans? Do you have a business plan and when will it break even to cover the costs of the loan for the business? Are you keeping your current job and this is a part-time business? Thanks for your time.	This loan will be to help start buisness. To run an office (supplies, advertisement etc) , I will be keeping my current job and this business will be part time for now.

Member Payment Dependent Notes Series 572970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572970	$21,000	$21,000	11.49%	1.00%	September 7, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572970. Member loan 572970 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Baker Engineering and Risk Consultants	Debt-to-income ratio:	10.11%
Length of employment:	8 years	Location:	Katy, TX

Home town:
Current & past employers:	Baker Engineering and Risk Consultants
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I am an excellent loan risk. Never been late on any payment of any kind. I pay more than the minimum on my credit card balances but due to the interest rate - doesn't seem to make a dent. I have dreams and goals I want to accomplish and need to be free of this weight I've created around my neck. You are asking yourself if I know this, how did I let this happen. Stupidity mainly. But paid a few medical bills for my folks when they passed, Always thought I had time to regroup and get my finances in order. Well today is that day and with your help I can. Your investment in me is well placed. Thank you for considering my application.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,129.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Baker Engineering and Risk Consultants?	Thank you for your inquiry. I am an editor. Our company works for/with oil & gas and chemical companies, as well as governmental agencies. We are an international company with an abundance of documentation, e.g., reports, proposals, brochures, flyers, etc. My job entails ensuring all information leaving our company shows us as the premier consulting firm that we are. This requires reading and editing technical reports written by our engineering staff, as well as proofing marketing material and presentations. With the exception of emails, if our client will see the document, it must first go through the QA/AC process. Again, thank you for the inquiry and have a terrific Tuesday.
My questions are: (1) Transunion Credit Reports shows $25,129 Revolving Credit Balance debts. How did you accumulate so much credit card debt? a-n-d How much $ are you now paying per month on credit card/other debts? (2) Lending Club loans offer NO prepayment or early loan payoff $ penalty. You selected 3-year term loan payments. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Tuesday 08.31.2010	Thank you for inquiring. All great questions. 1a) I can fault no one but myself. For a while, all the money I had coming in I was paying out on my parents medical bills. Both had expensive illnesses (stomach cancer for dad, Alzheimers for mom). In order to continue care for them, I did what I felt I needed to do. Subsequently, this put me in a numbers game with credit card interest rates. Now that both parents have passed, I am trying to get myself financially sound again. 1b) Currently, I'm paying $1100 to mortgage/escrow, $420 for utilities (electricity, water, gas), $200 phone/internet/cable, credit cards $800 (much more than minimum on each), insurance (home, health, car) $350, gasoline $225, pet care (3 dogs-2 birds food, medicine, etc). $125, food/household products $400, savings $100 2) My goal is to continue to pay $800 a month and be paid in full in approximately 26 months. If you have any further questions or need clarification, please email me back. Thank you for your time.
[1] How long have you worked for your employer, and what is your current position? [2] What SPECIFIC debts of yours that are not included in Transunion Credit Report total debts? [3] How do you plan to pay back this loan? With your own salary only, or other sources (e.g. spouse's income) as well? [4] What is your monthly budget? How much do you save each month? [5] Have you tried other methods/places (e.g. prosper, banks, etc) to acquire a loan? Why here? Your answers will help ALL lenders to make their informed decisions.	1) I have worked for my employer for 8 years and am an editor. 2) With the exception of my home, I have only those credit card debts shown on my credit report history. No car payment or other loan payments. 3) Although I have no spouse, this debt was accumulated by me and to have a spouse, or any relative for that matter, take responsibility for payment doesn't sit well with me. I intend to make full restitution to my creditors however long that may take. 4) A detailed breakdown of my monthly budget is shown in a question previous to this. 5) I inquired at one bank and one credit union to see if I would qualify for a loan. Although my credit score and payment history are not issues, both felt I wouldn't qualify for a rate much lower than I was paying because of how much debt I have. Both felt I should pay down my credit cards and then apply for a loan. Although that is an alternative, I hesitate acting solely on that approach because of the accumulating interest. I hope I answered your questions and was clear in my responses. If not, please email me. Thank you.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your inquiry. The balance of my mortgage is $97,000 with a market value of $125.00.
Hi there, Can you please list out each credit card/debt you are looking to consolidate along with their respective interest rates (i.e. CC#1 $6000 @ 19%). Thank you in advance for your answer.	discover 8542 17.24% capital one 4236 17.9% chase 13399 7.99%

Member Payment Dependent Notes Series 572971

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
572971	$4,500	$4,500	15.95%	1.00%	September 3, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 572971. Member loan 572971 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$26,000 / month
Current employer:	Acs	Debt-to-income ratio:	2.21%
Length of employment:	3 years	Location:	Salt Lake City, UT

Home town:
Current & past employers:	Acs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,190.00	Public Records On File:	1
Revolving Line Utilization:	63.80%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Acs and what do you do there?	Affilliated Computer Services or otherwise as ACS a Xerox company.
Self-entered Borrower Profile shows $26,000 Gross Income Per M-O-N-T-H. (THREE HUNDRED TWELVE-THOUSAND U S DOLLARS PER Y-E-A-R.) Is this reported Gross Income Per Month correct? Or is it a typographic mistake? If it is a typographic error, you need to contact Member Support Department and request error to be corrected ASAP. Member Support Department email and toll free telephone number are: (support@lendingclub.com 866-754-4094). Member Support open Mon - Fri 8AM - 5 PM PT; closed Sat, Sun, CA, US Holidays for live telephone calls. Emails received 24/7; normally acted upon within 24 hours. Answering machine and Fax Machine available 24/7. If typographic mistake not corrected, and your application randomly selected for required borrower income verification, it will be impossible to substantiate erroneously reported gross income per month. Loan application could be canceled and removed because, among other items, grossly over reported income dramatically skews (misrepresents) in your favor actual Debt-To-Income Ratio percentage, attracts lenders mistakenly believing gross income per month to be correct, and their committed $ funds the loan. Choice is yours. Lender 505570 USMC-RETIRED MONDAY 08.30.2010	This was my error and I am sorry I thought I was entering the information per year. I have contacted customer service to update this information. The stated that this will be updated on my file within 24 hrs Thank you for pointing this out.
Transunion Credit Report shows 1 Public Records on File originating 80 months ago. (Lending Club furnishes lenders the borrowers highly condensed Transunion Credit Report that shows line totals but not individual line items. Lenders c-a-n-n-o-t identify credit grantee, or individual, responsible for legal action that resulted in Public Records. You must obtain copy complete Transunion Credit Report to learn that information. FREE copies of your Equifax, Experian and Transunion Credit Reports are avaiable yearly at www.annualcreditreport.com .) Question Number [1]: What was Public Record? {Court judgment lein? Taxes lein? Wage garnishment lein? If bankruptcy, was it Chapter 7 Assets Liquidation? Or Chapter 11 Debt Reorganization? Or Chapter 13 Wage-earners Plan?) Question Number [2]: What was Public Record final disposition? After obtaining, and reviewing, the Transunion Credit Report, only then answer this email. Advance thanks for answers to BOTH questions. Member 505570 USMC-RETIRED Virginia Bch, VA Monday 08.30.2010	1. Was a medical bill that went to collections. A case was file in court but we worked with the Collection agency. 2. This issue was cleared up and paid off and shows as a civil claim paid. Please let me know if this answers your question or you need more information. Thank you
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Dollar Loan $606.00 - $184.00 Check n Go $1386.00 - $443.64 My cash now $300.00 - varies interest drops every 2 weeks as pay down occurs $100.00 = interest every two weeks. Integrity Advance one more final payment in two weeks of $65.00 to pay off Ameriloan $150.00 - $90.00 per month Check n go $600.00 - $192.00 I need to get these loans paid off so I can pay more down on credit cards and monthly bills with my spouse and son, I am trying to also have a bit of a buffer to start to cover some current monthly bills.
Why did you need money so bad you had to borrow from Dollar Loan, Check n Go, and Ameriloan? Are you unable to budget within your income?	We had some unexpected expenses and things compounded, my situation is much better and I don't want to deal with with the payday loan situation. This loan will allow me to eliminate them altogether

Member Payment Dependent Notes Series 573051

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573051	$8,250	$8,250	7.51%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573051. Member loan 573051 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Jahabow Industries, LLC	Debt-to-income ratio:	22.16%
Length of employment:	5 years	Location:	Rosebud, MO

Home town:
Current & past employers:	Jahabow Industries, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > I have 3 different payments that I want to consolidate in to one monthly payment. I'm always on time on payments and just looking to make one monthly payment towards eliminating the debt. I have a stable job with a company of over 30 years and a steady monthly income.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$964.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Jahabow Industries, LLC and what do you do there?	Jahabow Industries, LLC is a manufacturer that builds different types of display cases and wood fixtures. We have dealers all across the country and provide jewelry display cases direct to different major retail companies across the United States. I am currently in inside sales and work on different sales projects for our Sales manager.

Member Payment Dependent Notes Series 573056

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573056	$6,000	$6,000	10.75%	1.00%	August 31, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573056. Member loan 573056 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	Crittenton Women's Union	Debt-to-income ratio:	5.27%
Length of employment:	3 years	Location:	BOSTON, MA

Home town:
Current & past employers:	Crittenton Women's Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,037.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Crittenton Women's Union and what do you do there?	Hello, CWU is a nonprofit agency providing social services to men, women and their families. I am the Human Resource Generalist. Hope this helps!
Please list the debts you are consolidating (lender, balance, APR and current monthly payment made)? Thank you!!	Only one credit card. Bank of America, 23.48% APR, currently making monthly payment of 250. Hope this helps!

Member Payment Dependent Notes Series 573059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573059	$14,000	$14,000	7.51%	1.00%	September 3, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573059. Member loan 573059 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Loma Linda University	Debt-to-income ratio:	6.18%
Length of employment:	10+ years	Location:	YUCAIPA, CA

Home town:
Current & past employers:	Loma Linda University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > OK

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	73
Revolving Credit Balance:	$2,671.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan on using the money for?	Assist my son in consolidating debt
What is your job title?	Associate Dean for Educational Support Services, School of Dentistry, Loma Linda University
What is your job at Loma Linda University?	I manage the alumni services, continuing education program, IT efforts, and educational programming. My title is Associate Dean for Educational Support Services for the School of dentistry.
Hello. Am I correct to assume that when it comes to paying off this loan we are not dependent on whether or not your son can make the payments? I am sorry to hear that he has put you in this spot. Wishing you well.	My son is not co-signing this loan. I am responsible for the loan repayment.
Can you give us more information on your sons debt and his ability to repay this loan? Thanks.	My son is not co-signing this loan. I am responsible for the loan repayment.

Member Payment Dependent Notes Series 573077

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573077	$8,000	$8,000	7.88%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573077. Member loan 573077 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Elk Valley Rancheria	Debt-to-income ratio:	0.40%
Length of employment:	2 years	Location:	Klamath, CA

Home town:
Current & past employers:	Elk Valley Rancheria
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I have always tried to be responsible with spending. Through a divorce, downturn at the job I had, and unforeseen auto repairs, I acquired the debt. Its all one one credit card, which at the time was at a more reasonable rate of just under 10% fixed. It has just over $9,000, and has gone up to 23.99% variable, though I have never been late with a payment, and have always paid more than minimum amounts. I have two other cards, which I use to pay utility bills and intermittent incidentals, which I keep paid off every month. I have asked for this loan to pay off the high balance card. Between the loan and some personal savings, I will get it cleared to zero within a month. Thank you for your consideration. -Evan

Member Payment Dependent Notes Series 573115

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573115	$3,000	$3,000	19.04%	1.00%	August 31, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573115. Member loan 573115 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Verizon	Debt-to-income ratio:	0.69%
Length of employment:	3 years	Location:	Waldorf, MD

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	28
Revolving Credit Balance:	$162.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Verizon?	Service Technician
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	There are no Helocs and one mortgage for 216000. According to zillow.com the current value is 214,500
Specifically, what are the loan proceeds to be used for?	Bathroom and kitchen upgrades and repairs.
1. why did you apply for credit 3x in the last 6 months? were you approved? if so, for how much? 2. please explain why you were delinquent on a payment 28 months ago and how you resolved the issue.	One application for credit was to buy a home which was approved, 2 were for lines of credit at home depot and lowes which were denied because my balances on my credit cards were too high. The balances have been paid down but the interest rate here is better so i have not bothered to re-apply. The deliquent payment was actually paid in full even though it is marked has being legally settled for less. The payment was missed due to moving and switching banks.
Hi! I'd like to fund your loan, but first please provide your income verification documents (pay stub, etc.) to Lending Club (support@lendingclub.com). Also, please explain your delinquency. Thanks!	It was a small payment that was lost in the shuffle of moving and switching banks. I did not settle the debt. I paid the debt in full plus interest. I will upload a paystub as soon as possible.
My questions are: (1) All Lending Club loans offer NO penalty for early prepayment/payoff. You selected 5-years payment term. In Y-E-A-R-S, how long do you initially intend to service (keep active) this loan before payoff? Lender 505570 USMC-RETIRED Monday 08.320.2010	I'm not sure I understand what you are asking. I selected a five year payment term so I initially intend to service this loan for five years. One of the selling points is that there are no prepayment penealties should I decide to service the loan for less years than the agreement.

Member Payment Dependent Notes Series 573173

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573173	$3,000	$3,000	16.32%	1.00%	September 1, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573173. Member loan 573173 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.14%
Length of employment:	3 years	Location:	Mantua, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	43
Revolving Credit Balance:	$8,274.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 573219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573219	$2,500	$2,500	6.76%	1.00%	September 2, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573219. Member loan 573219 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Town of montague	Debt-to-income ratio:	23.13%
Length of employment:	3 years	Location:	Erving, MA

Home town:
Current & past employers:	Town of montague
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > My job is very stable i work for a town and we are short staffed in the wastewater department. My wife also has a daycare business. Borrower added on 08/30/10 > My job is very secure i work we are short staffed and busy all the time. My wike also runs a very busy daycare.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,298.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 573221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573221	$12,500	$12,500	10.75%	1.00%	September 7, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573221. Member loan 573221 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,050 / month
Current employer:	Jones Lang LaSalle	Debt-to-income ratio:	9.70%
Length of employment:	10+ years	Location:	METHUEN, MA

Home town:
Current & past employers:	Jones Lang LaSalle
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > The requested funds will be used for a few credit card pay offs as well as some upcoming medical / dental expenses. My husband and I have great credit, and never missed any loan payments for previous loans (mortgage, car payments). I have been working for the same company for the last 11+ years, and am very secure in my position.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,998.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Home Depot credit card - $1100 NTB credit card - $600 Disney Visa credit card - $4700 All of these cards will be paid, as well as some anticipated upcoming medical / dental bills
Please detail what sort of debt you wish to consolidate. Your revolving credit balance shows only $4k yet you are requesting over $12k. Thank you.	I will be consolidating several credit cards with total $6,500. I also anticipate some upcoming medical / dental bills that will need to be paid.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Mortgage - $2188 Car w/ insurance - $600 Utilities / Cable / Phone - $620 Child Care / Tuition - $1200 Food / Gas / Misc - $950
What is the current amount owed and interest rate on the cards you wish to consolidate? Will your potential medical and dental bills be that much?	The current interest rates are all around 18% Based on my current dental coverage and the estimate from my dentist, my portion of the root canal will be $3,000. An implant is also needed, due to some previous complications, which will cost about $1,800.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The mortgage on our home is $313,000, and the value is estimated at about $399,000
What is your husband's salary? Your monthly costs exceed your verified income.	My husband's salary is $48K
Thank you for taking the time to answer lender questions and for the information you have provided. I am happy to help fund your loan. That said, please be aware this loan is being funded by real people that believe in you and what you have told us. Remember, if you fail to make payments it does not hurt some megabank, but rather, you are directly affecting our lives. As small lenders we sincerely want to help you and simply ask that you be a responsible borrower and take your obligation serioursly. Best of luck to you.	Thank you for your participation in our loan, and as I mentioned in my summary, my husband and I are very responsible and have never missed any payments on any outstanding obligation that we have.

Member Payment Dependent Notes Series 573229

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573229	$8,400	$8,400	10.75%	1.00%	September 2, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573229. Member loan 573229 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Town of Sandwich	Debt-to-income ratio:	18.55%
Length of employment:	8 years	Location:	East Sandwich, MA

Home town:
Current & past employers:	Town of Sandwich
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$83,956.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 573233

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573233	$12,000	$12,000	10.38%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573233. Member loan 573233 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	LB Pork	Debt-to-income ratio:	18.28%
Length of employment:	3 years	Location:	Fairmont , MN

Home town:
Current & past employers:	LB Pork
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,745.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 573239

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573239	$4,000	$4,000	16.45%	1.00%	September 3, 2010	September 13, 2015	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573239. Member loan 573239 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Eli Lilly USA	Debt-to-income ratio:	19.28%
Length of employment:	2 years	Location:	Central Islip, NY

Home town:
Current & past employers:	Eli Lilly USA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,836.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you looking for a new job after the move?	Thank you for your question. I am currently employed. I am looking to be closer to my job because the commute is very far and expensive.

Member Payment Dependent Notes Series 573291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573291	$12,250	$12,250	10.75%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573291. Member loan 573291 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Sports Corner	Debt-to-income ratio:	24.40%
Length of employment:	10+ years	Location:	Germantown, WI

Home town:
Current & past employers:	Sports Corner
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > leeners debt free

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,618.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	target $4,500 discover $3,500 chase $2,500amer ex $750 bank of amer $2,000 all will be paid
I'm interested in helping you and investing in your loan. Please take a few mins to answer the following questions: [1] How long have you worked for your employer, and what is your current position? [2] What SPECIFIC debts of yours that are not included in Transunion Credit Report total debts? [3] How do you plan to pay back this loan? With your own salary only, or other sources (e.g. spouse's income) as well? [4] What is your monthly budget? How much do you save each month? [5] Have you tried other methods/places (e.g. prosper, banks, etc) to acquire a loan? Why here? Your answers will help me and ALL lenders to decide how much to invest in your loan.	1)7 yrs manager 2) just rent $595.00 3)my own salary 4) right I am a little over extended, I don't seem to be able tosave at this time. That's why I would like to consolidate and only have 1 payment per month, so I can start saving again.5) I have tried getting my interest rates lowered but noone will at this time. Lending club actully showed up on my e-mail and I liked the intest rate so I decided to fill out an application, one bill is much easier to take care of.
I understand your desire to consolidate existing debt -- has anything occured to avoid accuring new debt?	My daughter and her son have moved out on there own,she finally has a good job and I don"t expect to be helping her any more.With the economy being what it is it was hard for a while but it was impossible to say no to her.

Member Payment Dependent Notes Series 573298

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573298	$8,000	$8,000	7.88%	1.00%	September 1, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573298. Member loan 573298 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	State of California (Secretary of State)	Debt-to-income ratio:	8.27%
Length of employment:	10+ years	Location:	Sacramento, CA

Home town:
Current & past employers:	State of California (Secretary of State)
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > Using funds to payoff Chase credit card which has very high interest rate. 10 years employed with State of California, last auto loan payment of $388 sent in July, excellent payment history on all credit obligations. Look forward to the day when I can invest in Lending Club!

A credit bureau reported the following information about this borrower member on August 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,930.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I understand that California has been having some trouble paying its bills, and have been issuing IOUs. Has your job been affected by California's financial difficulties? Thanks.	No. Currently, the State has not passed a budget for 2010/2011, therefore many payments cannot be paid until the budget is passed (vendors, home health services etc). State employees continue to receive their pay. Some State employees have been furloughed for three days per month reducing pay by 15%. I have not been affected by this directly as CA Secretary of State is an elected official not directly under the authority of the Governor. The Agency has had it's budget reduced for 2009/2010 fiscal year and has instituted other cost cutting measures. Public employment still remains one of the most secure employment opportunities in my area fortunately or unfortunately depending on how you look at State government efficiencies.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	My initial request was for a consolidation loan, however, the terms for a higher amount weren't as favorable. I'm looking to payoff a Chase card with a current balance of $7,036.37 @ 22.99%. I do have another card with Citi Cards, balance @ 9,950.00 @11.99%.

Member Payment Dependent Notes Series 573354

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573354	$10,000	$10,000	7.51%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573354. Member loan 573354 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	15	Debt-to-income ratio:	5.00%
Length of employment:	10+ years	Location:	HACKENSACK, NJ

Home town:
Current & past employers:	15
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > thank you

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,450.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 573357

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573357	$6,000	$6,000	10.75%	1.00%	September 7, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573357. Member loan 573357 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	The Phoenix Center	Debt-to-income ratio:	5.04%
Length of employment:	1 year	Location:	Clifton, NJ

Home town:
Current & past employers:	The Phoenix Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,140.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	this will pay a best buy credit card of about 1500.00 another best buy of about 600.00 a capital one of about 1700.00 another capital one of about 500.00. these are me and my wife's credit cards together. and last one is a bill me later account of about 400.00. these are all that we owe. we want to get rid of all and at the same time built of credit. this will be my first loan and it will help built credit towards buying a home for me and my family.

Member Payment Dependent Notes Series 573360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573360	$3,500	$3,500	15.21%	1.00%	September 1, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573360. Member loan 573360 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,862 / month
Current employer:	The University of Texas Medical Branch	Debt-to-income ratio:	15.20%
Length of employment:	10+ years	Location:	Galveston, TX

Home town:
Current & past employers:	The University of Texas Medical Branch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/30/10 > I would like to borrow the funding to consolidate some debt. I am currently going through a mutulally agreed upon divorce and the funding will help me pay off bills in preparation for attorney fees that I will split with my wife. My credit score is 678 according to an Experian Credit Report (had to purchase actual score) dated 8/30/10. Willing to answer any questions or address any concerns posed by possible lenders.

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	78
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why do you have 4 credit inquiries in the last six months?	Once my wife and I separated, I had to open new checking and saving accounts, have some utility bills opened in my name (some I simply switched to new address), secured funding for some basic necessities like a bed and TV. I also had to open an account with AT&T to get a new business/personal cell phone. And, finally, I have tried to secure the loan I am seeking here through other lenders.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	If acquired, this loan will be used to consolidate the following accounts: 1.) Payday Loan at $939.71 w/ 455.30% APR 2.) IRS Taxes at $1,462.35 (not sure of APR) 3.) American General Financials at $1,100 w/ 18.9% APR Total for all three accounts is $3,502.06 with a total monthly payout of $580.00. None of the above, or the CONNS account below, have outstanding balances. Other debt accounts not included in consolidation: 1.) CONNS at $1,527.00 with 21.00% APR 2.) NCO at $372 in collections. (made arrangements to pay off in two installments)
The IRS rate is less than your credit card, assuming you filed your return on time. They charge a late payment penalty of 6% per year and interest is only about 5% per year. I would payoff CONNS unless the IRS is really on your case.	Thank you smOkey1957. The IRS is not on me yet. But, they really scare me. So, my plan, if I am approved for this loan, is to pay down the CONNs loan by doubling my monthly payments using additional funds I earn from artwork comissions. And, though the interest on the CONNs is very much higher, it is very affordable and is giving me much needed credit history. But, thank you for your insight.

Member Payment Dependent Notes Series 573363

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573363	$5,000	$5,000	7.14%	1.00%	September 7, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573363. Member loan 573363 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Poway Unified School District	Debt-to-income ratio:	1.16%
Length of employment:	10+ years	Location:	Ramona, CA

Home town:
Current & past employers:	Poway Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1984	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,103.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	1. Sears Mastercard/$1892.88/14.24%APR/Will pay off 2. Bank of America World Mastercard/$1813.20/12.99%APR/Will pay off 3. Citi Platinum Select Card/$5423/8.74%APR/will pay off $1423, leaving a balance of $4,000 which will be paid by my spouses company 4. GEMB Furniture Purchase/$1036/0%APR/won't pay off 5. Bank of America/$8298/7.9%APR/won't pay off

Member Payment Dependent Notes Series 573368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573368	$12,000	$12,000	7.51%	1.00%	September 3, 2010	September 13, 2013	September 13, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573368. Member loan 573368 was requested on August 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Walmart Stores, Inc.	Debt-to-income ratio:	2.43%
Length of employment:	10+ years	Location:	Garfield, AR

Home town:
Current & past employers:	Walmart Stores, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,200.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. I want to consolidate bills and remodel my kitchen. Credit Card: $6,200 Medical Bills 2,400 Home Improvements 1,600 All of these will be paid off.
I'm interested in helping you and investing in your loan. Please take a few mins to answer the following questions: [1] How long have you worked for your employer, and what is your current position? [2] What SPECIFIC debts of yours that are not included in Transunion Credit Report total debts? [3] How do you plan to pay back this loan? With your own salary only, or other sources (e.g. spouse's income) as well? [4] What is your monthly budget? How much do you save each month? [5] Have you tried other methods/places (e.g. prosper, banks, etc) to acquire a loan? Why here? Your answers will help me and ALL lenders to decide how much to invest in your loan.	Type your answer here. 1. I have worked for Walmart for 24 years. I am a project manager in Tenant Construction. 2. My mortgage is with Arvest Bank and I re financed anout a year ago. The balance is approximately $100,000 3. My own salary and annual bonus. I am not married. 4. I am enrolled in my company's stock purchase program and I am investing approximately $175 per month in walmart stock. 5.No. I financed an auto thru e-loan once and thought it was a good way to to borrow.

Member Payment Dependent Notes Series 573415

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573415	$10,000	$10,000	13.61%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573415. Member loan 573415 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	US Postal Inspection Service	Debt-to-income ratio:	21.12%
Length of employment:	10+ years	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	US Postal Inspection Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > After I payoff all 3 credit cards with this loan, I can just concentrate on my job protecting federal employees and assets - peace of mind. My strong integrity makes me a good borrower. Thanks for the time you spent on this application.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	31
Revolving Credit Balance:	$8,981.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for US Postal Inspection Service? (2) Transunion Credit Report shows $6,981 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Wednesday 09.01.2010	Type your answer here. Postal Police; Car troubles one after another between 2 vehicles; 3 years to payoff;
What are the interest rates and amounts of the loans you are consolidating with this loan? Also, how long do you intend on keeping this loan, do you intend on paying it off early?	Type your answer here. IR is 13.61% for $10,000 for 3 years; My plan is to payoff in 3 yrs and could be earlier if I add a little bit more each month.

Member Payment Dependent Notes Series 573418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573418	$15,000	$15,000	10.75%	1.00%	September 7, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573418. Member loan 573418 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	13.33%
Length of employment:	10+ years	Location:	ALAMEDA, CA

Home town:
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I plan to use the funds to consolidate high interest 2 line of credit loans, 1 personal loan, and 1 credit card. All loans and balance are in good standing as monthly payments. I have never missed a payment. I have been employed with the US Coast Guard for over 15 years on Active Duty on indefinite enlistment. Job Title/Position: E-7 / Chief Petty Officer, Command Chief (managing 75 enlisted unit members). Due to my clearance and job position I will not be allowed to default on any loans I have or risk losing my job and benifits. Currently I have 5 or more years before I retire to receive a pension and benifits. Information on accounts that will be consolidated: Bank Of America - line of credit - 7300.00 - monthly payment 200.00 Citi Financial - line of credit - 5200.00 - Monthly payment 210.00 Chase Master Card - Credit Card - 900.00 - Monthly Payment 100.00 Sea West FCU - Personal Loan - 1100.00 - Monthly Payment 106.00 The Bank Of America and Citi Financial line of credit is a program that has been discounted by respective lenders. I am unable to request fund from these accounts and only make payments. The accounts are in good standing. Never missed a payment. Accounts have a high interest rate and consolidating these accounts will be beneficial.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,998.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	List of debt to be paid-off by loan: Bank of America - line of credit - 7300.00 - Apr 29.99% Citi financial - line of credit - 5200.00 - Apr 21.99% Chase credit card - 900.00 - apr 29.99% Seawest fcu - personal loan - 1100 - apr 16.75% These are all the accounts I have and would like to consolidate. BOA and Citi are credit lines that I am not going to be able to withdraw funds once paid off. These credit lines have been discontinued by respective lenders. I never been late or past due on of the accounts.
[1] How long have you worked for your employer, and what is your current position? [2] What SPECIFIC debts of yours that are not included in Transunion Credit Report total debts? [3] How do you plan to pay back this loan? With your own salary only, or other sources (e.g. spouse's income) as well? [4] What is your monthly budget? How much do you save each month? [5] Have you tried other methods/places (e.g. prosper, banks, etc) to acquire a loan? Why here? Your answers will help ALL lenders to make their informed decisions.	Good Day, answers to your questions: 1. I have worked for the US Coast Guard for 15 years. Current position is manager. I have another 5 years before I retire. I am an enlisted member on a indefinite enlistment. 2. I currently do not have any debts that are not reported by Transunion. 3. Monthly installments for 3 years using my salary only. 4. Savings a month 200.00 with 300.00 in savings bond purchase every month. 5. No I applied thru lending tree.com and I had 3 lenders and decided to try Lendingclub.
Re: Your loan application. Employing Service Branch: U S COAST GUARD. My questions are:: (1) If Active duty military: Provide current Rank?** a-n-d Pay Grade?; Enlisted Members Expiration Current Contract Date is when? (ETS) (Officers are considered to be "Indefinite".) (2) Length of Employment shows as 10 years. Future intentions are to: Extend enlistment? Reenlist? Continue to 20-years and qualify for retired pension? Or what other options? (3) If DoD Civilian Employee: Provide equivilent GS/WG Pay Grade, In-Step Level a-n-d current Position (Job/What you do) for employing military service branch? *"Company or Field Grade" Officer, "CO", "XO", "Senior Enlisted", "Higher Enlisted", "Career Military" generic terms do not provide L C civilian lenders anything useful to make their decision to help fund your loan. Semper Fidelis, MSgt E8, Finance Chief, USMC-RETIRED Lender 505570 Virginia Bch, VA Tuesday 08.31.2010	Good Day MSgt, Answers to your question: 1. US Coast Guard Active duty - Chief Petty Officer / E-7, currently employed for 15 yrs on a indefinite enlistment. Intentions are to retire once I reach 20 yrs and qualify for retired pension. Current positon: Manager / Command Chief of enlisted personal at unit of 75 members.
I understand your desire to consolidate existing debt -- has anything occured to avoid accruing new debt?	Good Day, Yes, I have attended a financial planning /management seminar recently that was provided by my employeer. And will be attending several other seminars in the near furture to educate other members at my unit and also will be using the leason I have learned. The loan request is to get my financial situation under control and have one payment instead of 3 payment to different lenders.

Member Payment Dependent Notes Series 573459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573459	$9,500	$9,500	6.76%	1.00%	September 2, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573459. Member loan 573459 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,908 / month
Current employer:	State Street Corp	Debt-to-income ratio:	14.73%
Length of employment:	10+ years	Location:	TRENTON, NJ

Home town:
Current & past employers:	State Street Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I had a very difficult year financially. I paln to use this loan to pay off all my high interest rate credit cards. I also intend to make some repairs around my house that normally I would not be able to afford, for example I may need a new roof. I also will need to purchase some furniture. I would greatly appreciate all your help.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,409.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current rate and amount owed on the debt you wish to pay off? Do you foresee an issue with being able to pay off this loan?	The current rates I have are 21.9% and 14.99% respectively. The total owed on my debt is about $7,000. My daughter was recently in a car accident by someone with no car insurance so I am responsible for getting the repairs done. I also have to have my roof repaired. I do not foresee any issues with paying off this debt. As noted in my credit report. I have never defaulted on a loan. All my bills are paid on time. I take my credit very serious and I am always cautious to any activity that will affect my credit.

Member Payment Dependent Notes Series 573480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573480	$16,000	$16,000	10.75%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573480. Member loan 573480 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	8.47%
Length of employment:	3 years	Location:	Woodhaven, NY

Home town:
Current & past employers:	Credit Suisse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > My fiance and I want to consolidate our credit cards at a low rate so we can pay for our wedding. We have never missed a payment and have always paid at least the minimum requirement.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,951.00	Public Records On File:	0
Revolving Line Utilization:	58.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Credit Suisse?	I'm an accountant in the Asset Management Division
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	1) American Express, 17.24% APR with balance of $5,000 2) American Express, 17.24% APR with balance of $5,100 3) MasterCard through Saks Fifth Avenue, 17.99% APR with balance of $2,500 4) HSBC MasterCard, have a 0% APR from a balance transfer that is going to end in 2 months...new APR will be 19.99% with balance of $5,300 The only remaining balance should be the HSBC MasterCard which the remaining will be paid off before the 0% APR exires.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1) I don't currently own a house as I'm living with my parents until my marriage next year 2) The deed/title to where I'm currently living is in my parents names 3) N/A 4) N/A 5) 27 years Hope that helps you, let me know if you need any other information. Thanks!

Member Payment Dependent Notes Series 573534

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573534	$6,800	$6,800	14.84%	1.00%	September 3, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573534. Member loan 573534 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Northwestern Mutual	Debt-to-income ratio:	9.22%
Length of employment:	1 year	Location:	WRENTHAM, MA

Home town:
Current & past employers:	Northwestern Mutual
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > I plan to use these funds to pay off my auto loan. I am recently divorced and need to remove my ex-husband's name from the loan, however I am unable to refinance because the balance is not high enough. I am a good borrower because I have overpaid my loan each month, and paid early each month. My job is very stable, I am a financial representative with the most financially secure company in the industry. My monthly budget for this loan far exceeds the payment, so I am looking forward to simply being able to pay off my auto loan, receiving the title from the lender, and having the title reassigned to only my name.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	7
Revolving Credit Balance:	$46.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 573555

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573555	$6,000	$6,000	7.88%	1.00%	September 3, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573555. Member loan 573555 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	American Media Inc.	Debt-to-income ratio:	0.00%
Length of employment:	6 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	American Media Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	64
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Make and model of bike?	Yamaha Road Star
Hello. What do you do at American Media? Is their business negatively or positively affected by the internet? Wishing you well.	I work in the IT department. American Media is a publishing company, some of the magazines they publish are Mens Fitness, Muscle and Fitness, UFC, Shape, Star, Enquirer.

Member Payment Dependent Notes Series 573569

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573569	$5,000	$5,000	10.38%	1.00%	September 3, 2010	September 14, 2015	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573569. Member loan 573569 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,417 / month
Current employer:	Saul Ewing, LLP	Debt-to-income ratio:	8.00%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Saul Ewing, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,707.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - Are you moving across town or across country? Will you be quitting your job as part of this move? Art	across town.
1. have you started looking for a job in your new location yet? 2. have you provided lending club with your old and new address and other contact information?	I am staying with the firm where I am currently employed. No, I have not provided the new address yet.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Yes, my payments are 1091.00 per month. Yes, I hold the title to my house. I do not have an equity line of credit. My home is currently listed at 320,000. I have lived at my residence for 41 yrs.

Member Payment Dependent Notes Series 573575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573575	$2,000	$2,000	11.49%	1.00%	September 3, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573575. Member loan 573575 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	The Home Depot	Debt-to-income ratio:	22.24%
Length of employment:	5 years	Location:	Rohrersville, MD

Home town:
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I've just graduated with a degree in Business Administration. I'm asking for $2,000 to pay back three credit cards to lower my interest rate. And I figure why pay them interest when I can pay someone else interest or an investor rather than a credit company.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,720.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	$900 for Firestone (repairs for car), high interest rate store card. $300 for Best Buy for software items, again store card. And about $1,400 on my visa for misc. (That one not so high, but a loan would definitely bring the total of all down) My two highest are around 18.34% and I am pretty sure the visa is 14%. All will be paid off except the visa. That, will hopefully be paid off in my next paycheck if I get a loan to start. I get paid twice a week, and have a sustainable income for this small loan. I will most likely pay back this loan in full early as well. Thanks for your interest. Best regards.

Member Payment Dependent Notes Series 573580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573580	$4,000	$4,000	7.88%	1.00%	September 2, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573580. Member loan 573580 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Friends of John Barrow	Debt-to-income ratio:	19.17%
Length of employment:	2 years	Location:	Decatur, GA

Home town:
Current & past employers:	Friends of John Barrow
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > I got behind on a payment for my main credit card (with 20%+ interest rate) due to some costly truck repairs two years ago. I've recently been given a raise which will allow me to pay off this debt in less time than originally planned for. This is great news for my finances! However the 20%+ rate seems unfair and I feel like I've been taken advantage of by the larger banks. I would rather give my interest payments to average folks than to Bank of America. I'm single, no dependents and live a spartan lifestyle. And my one major financial goal at this stage in my life is to pay off this outstanding credit card debt. Will you help my achieve this goal? TT :)

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,577.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	One credit card, with over $4,000 in debt, with a limit of $5,500. 20.6% Interest Rate. I have reached out to the Bank of A about reducing this rate, however they tell me they won''t do that. The high finance charges are annoyingly persistent.

Member Payment Dependent Notes Series 573822

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573822	$8,000	$8,000	7.88%	1.00%	September 7, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573822. Member loan 573822 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Green Monster eCycling	Debt-to-income ratio:	22.71%
Length of employment:	2 years	Location:	Hampden, MA

Home town:
Current & past employers:	Green Monster eCycling
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 08/31/10 > We have 3 kids with another on the way! Looking to get some help as we try to finish off the basement to make room! I'm currently an executive in a job I can be proud of, a green company that reclaims metals and plastics from your everyday electronic junk. Fast growing company, extreamly successful in it's first 4 years. I always pay my debts, never miss a payment. Excellent borrower!

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,021.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, I'm a bit concerned about your fairly high revolving credit balance. Is any part of that a HELOC (Home Equity Line of Credit)? Thanks.	I don't have a HELOC, thanks!

Member Payment Dependent Notes Series 573837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573837	$9,000	$9,000	7.14%	1.00%	September 3, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573837. Member loan 573837 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,750 / month
Current employer:	Saint Louis University	Debt-to-income ratio:	8.31%
Length of employment:	4 years	Location:	St. Peters, MO

Home town:
Current & past employers:	Saint Louis University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,142.00	Public Records On File:	0
Revolving Line Utilization:	45.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What will the horse be used for? Thanks.	Thank you for your question. I am an experienced amateur rider who shows in the jumper division of U.S. Equestrian Federation/U.S. Hunter/Jumper Association santioned shows. I recently retired my former competition horse to a university with an equestrian program. This will be my own competition horse.
Also, what is your job at Saint Louis University? And can you comment on the $55K in credit debt - what debts specifically are included here? Thanks.	I am Vice President for Univ. Libraries at SLU. Debt includes car loan (0% financing), carpet loan of $600. (0% financing), Discover (about $5K). The remaining is line of credit re: home.

Member Payment Dependent Notes Series 573841

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573841	$9,250	$9,250	10.75%	1.00%	September 7, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573841. Member loan 573841 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,333 / month
Current employer:	Pro Weld Inc.	Debt-to-income ratio:	23.66%
Length of employment:	2 years	Location:	PORT HURON, MI

Home town:
Current & past employers:	Pro Weld Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,003.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	no mortgage or home equity. the deed is in my name, my grandmother left me the house. zillow doesn't have a value listed for my house. i have lived here for about a year.
Thanks for your home ownership answers. Is the home a mobile home? Do you have an idea of the approximate value? Thanks!	home is not a mobile home. i would guess market value to be around 40,000 to 50,000.

Member Payment Dependent Notes Series 573861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573861	$7,000	$7,000	7.51%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573861. Member loan 573861 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	STERIS Corporation	Debt-to-income ratio:	16.83%
Length of employment:	10+ years	Location:	Chardon, OH

Home town:
Current & past employers:	STERIS Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > I have worked at STERIS for 19 years. I am actually looking at paying this loan off in approx. 18 months, possibly less. I had my kitchen partially remodeled and put the payment on my American Express. I will be using this money to payoff my AMEX as I normally make full payments each month. Interest rate with LendingClub is much better as well. Borrower added on 09/04/10 > American Express interest rate was near 24% APR, I rarely ever have to pay any finance fees since I meet my total balance payment for both American Express and Discover each month. The purpose states 'debt consolidation' but there was not a good selection of choices since I had already performed the kitchen improvements this pas August. Out of the almost 15K improvement, I have a balance of 7K left. I'd rather save with a lower interest and continue to increase my contribution to my two son's college savings plans. I am also interested in knowing if there is a plan for college savings as I am not impressed with the Ohio College Advantage program I have been participating in.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	20
Revolving Credit Balance:	$81,047.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	I pay all my bills off each month and really only use Amex and Discover (Sams Club). I had granite countertops installed the beginning of August and almost 14000 placed on my AMEX. I have 7000 remaining and do not care to pay 24% interest to pay off the balance. Frankly this is a waste of money and I don't waste my money. This loan is only for this item and not consolidating multiple credit cards. I will most likely pay off this debt by 18 months or less. I apprecite your question and concern of where your funds will be placed. Kind Regards, Sharon
Unfortunately, Lending Club no longer accepts loan applications for post secondary education. This is due to the restrictions in the Higher Education Act of 1965, Section 472. Sent some funding your way.	When I only saw IRA funding I thought that would be the answer. Thank you for responding so quickly.

Member Payment Dependent Notes Series 573912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573912	$6,000	$6,000	11.86%	1.00%	September 7, 2010	September 14, 2013	September 14, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573912. Member loan 573912 was requested on August 31, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	SolarWave Energy Inc	Debt-to-income ratio:	24.11%
Length of employment:	2 years	Location:	Bolton, MA

Home town:
Current & past employers:	SolarWave Energy Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Hello and thank you. I plan to use my loan to pay off immediate debts that I have in order to lower my monthly payments to something that is more affordable over time. I have been in my company for almost two years, and we are designing a new product which we are hoping will come out soon. I also have many student loans to pay which take up most of my monthly paycheck. I find that by lowering my monthly payments I will be able to stop worrying about living month to month and I will be able to save up some money for unanticipated occurances.

A credit bureau reported the following information about this borrower member on August 31, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,645.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 574184

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574184	$6,000	$6,000	17.56%	1.00%	September 7, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574184. Member loan 574184 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Neurology Center of Carolinas	Debt-to-income ratio:	19.82%
Length of employment:	2 years	Location:	Spartanburg, SC

Home town:
Current & past employers:	Neurology Center of Carolinas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,570.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Neurology Centers of Carolinas? (2) Transunion Credit Report shows $16,570 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (3) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Wednesday 09.01.2010	Type your answer here. I am a registered EEG Tech. My former husband passed away almost a year ago ( September 23,2009). Eventhough we were recently divorced, we had a lot of things still combined and I had the brunt of all the bills. It was not the smartest thing, but I used the credit cards. I do expect it to get better, once probate is over. I will have money to pay off more of my debt & hopefully this one a lot sooner. I hope I answered this to your satisfaction...it is the honest one. Thank you.
Since this is a debt consolidation loan, please list each of your debts (types/amount/APR) and identify which ones you will and will not pay off with this loan. Also, *briefly* describe the medical use. Thank you!	Type your answer here. I want to pay off the two smaller credit cards. Capital one- $1,500 and Household Bank- $1,100. The others I can't pay off at this time, but I do anticipate being able to pay off quite a bit of debt, when my former husband's estate is released at final accounting in November ( he died September 23,2009). The medical is for my son- he's had oral surgery and has to have braces to fix his jaw alignment.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.The current market value is 220,000 right now with the housing marking as it is. The total balance and pay off on my home is @ $177,000. Thanks for all your help.

Member Payment Dependent Notes Series 574270

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574270	$14,000	$14,000	7.51%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574270. Member loan 574270 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	pepperdine university	Debt-to-income ratio:	3.05%
Length of employment:	10+ years	Location:	westlake village, CA

Home town:
Current & past employers:	pepperdine university
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > Our daughter has gone away to school and we are purchasing her car from her so I can assume ownership of her car. She cannot afford it and we want to help her. We are excellent borrowers with an excellent credit score. I've been employed at my current employer for 11 years in a very stable industry (graduate education). My husband is employed with a company that has Navy contracts (he's an IT professional). We have lived in the same house for 22 years. Thank you for you assistance.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1970	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	28
Revolving Credit Balance:	$16,621.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
please explain the following conflicting information provided by you: a) your stated loan purpose in your application: "credit card refinancing" b) you purpose as stated in your loan description: "we are purchasing her car from her" please note that the information associated with these notes is filed with the SEC, so you should definitely tell the truth	Type your answer here. I do apologize, this was totally an error and confusion on my part. Since this was not a traditional car loan request, I was confused as to how to categorize this. I am driving the car now, the current lender "Honda Financial" does not refinance loans or allow for me to assume the loan. Therefore, we want to pay it off and then I will put the car in my name only. I hope that makes sense. Please let me know if you need any additional information.
How long do you intend to keep this loan? Do you plan on paying it off early?	We plan to keep it for three years. The original loan that my daughter has with Honda has a remainder of three years so we want to continue with the plan to pay off the car in three years.
Hello. With such good incomes, why the delinquency a little more than 2 years ago? Delinquencies create fear in the hearts of lenders like us. We want to know that we will get our money back. Also, your credit history shows over $16,000 in revolving credit debt. What is this about? Wishing you the best on this holiday weekend.	My husband had been laid off and though I was still working, he was the bulk of our income. The company he worked for was Wellpoint-blue cross and they starting off-shoring their IT dept. As I mentioned he's with a company that does work for the Navy, which he loves as he was in the Navy.

Member Payment Dependent Notes Series 574313

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574313	$3,000	$3,000	10.75%	1.00%	September 3, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574313. Member loan 574313 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,720 / month
Current employer:	Tom Tom	Debt-to-income ratio:	14.08%
Length of employment:	7 years	Location:	CLAREMONT, NH

Home town:
Current & past employers:	Tom Tom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > The specific funs are being used to pay outstanding bills I cannot pay all together. I am a good borrower because I have had a steady income for 8 years. My monthly budget does not currently include rent, but I have a car payment, insurance, phone, and education loan. My job is not in danger of being cut, as all lay offs were planned and executed last year.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	11
Revolving Credit Balance:	$274.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Tom Tom and what do you do there?	Tom Tom is a world leader and provider of lcation and navigation solutions. I started in this industry in 2003 working for Geographic Data Technology, which was purchased by Tele Atlas in 2004, and then later on in 2007 we were bought by TomTom. Our North American database was once poduced in the US, but has since been moved to India. Those of us, who worked in production in the US, now are in supporting functions for the North American map database. We provide quality feedback to India.

Member Payment Dependent Notes Series 574418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574418	$2,400	$2,400	10.75%	1.00%	September 7, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574418. Member loan 574418 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	EPL Inc.	Debt-to-income ratio:	11.38%
Length of employment:	3 years	Location:	ALABASTER, AL

Home town:
Current & past employers:	EPL Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Will be using this loan for expenses related to my new movie

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,493.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is EPL Inc. and what do you do there?	It is a company that creates and maintains software for credit unions. I am the Business Intelligence Group Manager, in charge of creating and maintaining over 50 websites for our credit union customers, intranet dashboards, as well as a variety of other web based applications. The website for our company is at www.eplinc.com. I have been employed in this position for just over 3 years.

Member Payment Dependent Notes Series 574430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574430	$10,000	$10,000	7.51%	1.00%	September 3, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574430. Member loan 574430 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Auto Collision Center	Debt-to-income ratio:	12.94%
Length of employment:	9 years	Location:	Woodside, CA

Home town:
Current & past employers:	Auto Collision Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,900.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Auto Collision Center?	I am the Office Manager - I have been here for 9 years
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	After this loan - I will only have my car payment ($200)and this. I wanted to consolated my credit card balance and horse trailer balance to 1 payment a month, at a lesser interest rate. My main goal is to streamline and simplify so I can get the car paid in full, allowing me to pay more on 'this' loan and be debt free.
What is it you plan on using the requested funds for?	To consolidate a credit card balance and a horse trailer balance to one payment at a lesser rate. Trying to simplify and streamline, which will allow me to actually pay a bit more and knock the debt down faster.
Hi. What debts do you plan to consolidate witht this loan? Thanks.	Hi - Consolidating a credit card and a horse trailer balance to streamline and simplify at a lesser rater and pay it down faster.

Member Payment Dependent Notes Series 574477

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574477	$2,500	$2,500	13.23%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574477. Member loan 574477 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Fed Ex Home delivery	Debt-to-income ratio:	5.68%
Length of employment:	3 years	Location:	los angeles, CA

Home town:
Current & past employers:	Fed Ex Home delivery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	8
Revolving Credit Balance:	$589.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. chase credit card/balance/1,142$/APr 29% Target credit card/ balance 564.34$/APR 22%

Member Payment Dependent Notes Series 574479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574479	$3,000	$3,000	13.98%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574479. Member loan 574479 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,184 / month
Current employer:	Hilton	Debt-to-income ratio:	14.29%
Length of employment:	< 1 year	Location:	Roslindale, MA

Home town:
Current & past employers:	Hilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$469.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 574499

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574499	$12,000	$12,000	7.88%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574499. Member loan 574499 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	4.00%
Length of employment:	3 years	Location:	White Plains , NY

Home town:
Current & past employers:	Morgan Stanley Smith Barney
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > I have an excellent credit score and a six-figure job. My monthly living expenses are low for the area in which I live. I simply need immediate funds for debts from a legal case. Feel free to inquire further.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$209.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Only legal debt - $9500 expected and maybe a few thousand dollars more in the next few months
Hi. Can you please share some general details about your legal case? What kind of case is it? Who else is involved? How long has the case gone on? How much longer do you expect it to go on for? Thanks.	Custody case regarding my daughter, 2 months so far, I expect another 3-6 months.
How long do you intend on keeping this loan?	As short as possible, I may prepay before the end of the 36-month period.
Just a really stupid question on my part: if you have 6 figure salary job, how come you can not find only $ 12,000 to cover Legal Expenses. As per my experience, Legal Firms set up to take Credit Card payments, so this loan request really unclear to me.	I want to spread out the payments over time, not pay all at once.
Can you please provide more information about what the money will be used for? Why did you choose to apply to lendingclub instead of a local bank for the funds? Thank you.	The money will be used to fund immediate legal expenses. I wish to spread out the costs over time rather than make a lump sum payment. I applied to lending club simply because it was more economical from a finance rate perspective. I also want to make my credit score even better.

Member Payment Dependent Notes Series 574531

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574531	$6,000	$6,000	16.45%	1.00%	September 3, 2010	September 15, 2015	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574531. Member loan 574531 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	Sierra Foothill lab	Debt-to-income ratio:	16.33%
Length of employment:	8 years	Location:	Pine Grove, CA

Home town:
Current & past employers:	Sierra Foothill lab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > this loan is to pay off credit card balances and other small lines of credit, so that I have only one monthly payment to make!

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,446.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions are: (1) What is position (Job/What you do) for Sierra Foothills Labs? (2) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 5-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Tuhursday 09.02.2010	My position at the lab is lab tech; I work in the prep room preparing all the glassware used in the lab, as well as preparing the bottles used for sampling. We are an environmental lab, testing water and soil samples. I also do shipping to sub labs, and route driver, picking up water samples from various clients. I also assist in some of the actual tests, working alongside the senior techs. I am quite hopeful that I will in fact, be able to prepay any loan balance after 3 years. Thank you
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Type your answer here. All credit cards will be paid in full; M/C-$2,000; Visa-$1,000; Sears and Target-approx. $500 each. Other lines of credit that will be paid in full-Les Schwab Tires-$350; eye doctor-$300; existing dr. bills-$400. I am trying to obtain this loan to pay in full, all lines of credit, and have a little cushion left so as not to have to use my credit cards anymore! Thank you!

Member Payment Dependent Notes Series 574646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574646	$1,500	$1,500	15.95%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574646. Member loan 574646 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Lowe's Corporation	Debt-to-income ratio:	21.63%
Length of employment:	< 1 year	Location:	ALBANY, OR

Home town:
Current & past employers:	Lowe's Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > This is the final leg in a long journey of hard work to obtain the car of my dreams. Can you help me out?

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,975.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 574652

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574652	$7,200	$7,200	13.98%	1.00%	September 7, 2010	September 15, 2013	September 15, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574652. Member loan 574652 was requested on September 1, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Boone County Prosecutors Office	Debt-to-income ratio:	19.15%
Length of employment:	3 years	Location:	Charleston, WV

Home town:
Current & past employers:	Boone County Prosecutors Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/01/10 > I plan to use this money to consolodate 3 smaller debts with very high interest rates. I have a great payment history and my accounts are all in good standing. My employment is stable; I've been with the same job for 3 and 1/2 years and was just promoted. My monthly income is good and consolodating my smaller debts with this loan will actually benefit my monthly budget. I do have a car payment, household bills, and a student loan, however I do not have rent or a mortgage. Borrower added on 09/01/10 > I plan to use these funds to consolodate three smaller debts with very high interest rates. I have a great payment history and all my accounts are in good standing. My monthly budget is sufficient to make this payment and this loan will acutally benefit my monthly budget. My employment is stable. I have been in my current job for 3 and 1/2 years and have recently been promoted.

A credit bureau reported the following information about this borrower member on September 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	10
Revolving Credit Balance:	$4,991.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Transunion Credit Report shows 1 creditor payment delinquencies within 24-months; the most recent 10 months ago. Explanation is? FYI: Lending Club provides lenders highly condensed borrower Transunion Credit Report that shows total Delinquent Payments but not the name of credit grantee who reported the delinquencies. Visit the www.annualcreditreport.com website. You can obtain FREE copies of your complete Equifax, Experian, Transunion Credit Reports yearly. NO CC required, NO sign-ups; NO extra-costs. After obtaining, and reviewing, your Transunion Credit Report details, then answer this email. Lender 505570 USMC-RETIRED Virginia Bch, VA Thursday 09.02.2010	I bought a lap-top computer from Dell online and financed it through their finance company. A few weeks after I recieved the computer, I realized I had never gotten a statement/bill from Dell. I immediately got online to find out why and when learned that my account was delinquent I made a payment to bring my account current. I discovered that the statement/bill had been sent to an old address, which I thought was odd given that the computer was sent to my current address. I paid off the entire balance within the next 3-4 months.
My questions are: (1) Answer my earlier email Subject 1 payment delinquency 10 months ago. (2) What is current position (Job/What you do) for Boone County Prosecutor's Office? (3) Transunion Credit Report shows $4,991 Revolving Credit Balance. How did you accumulate credit card debts? a-n-d How much $ are you now paying per month for credit card/other debts? (4) All Lending Club loans feature NO $ penalty for loan early payoff. You selected 3-years term. In Y-E-A-R-S, how long do you initially intend to service (keep active) loan before payoff? Lender 505570 USMC-RETIRED Thursday 09.02.2010	(1) I have already answered your previous question. (2) I am a lawyer and my title is assistant proseucting attorney. (3) The $4,991 is includes my purchases of furniture; work clothing, car repair, and other miscellaneous purchases. I am paying approximately $500-600 (sometimes less, sometimes more) per month. I make more than the minimum payment because I am trying to pay these debts off entirely. Also, I sometimes make more than one payment per month. (4) I selected the three year option because I wanted to pay this loan off as quickly as possible. I do plan on making more than one payment per month, which will enable me to pay off this loan more quickly, than the 3 years allotted.

Member Payment Dependent Notes Series 574768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574768	$5,600	$5,600	11.86%	1.00%	September 7, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574768. Member loan 574768 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Public Service Electric and Gas	Debt-to-income ratio:	13.73%
Length of employment:	9 years	Location:	Middlesex, NJ

Home town:
Current & past employers:	Public Service Electric and Gas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	33
Revolving Credit Balance:	$15,811.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what was the last delinquency listed on your credit report about?	It has been an extremely long time since I've had a delinquency on my credit report. The last one I had was from 2001 and it was due to an old cancelled Verizon cell phone bill. I was not aware of the delinquency until I went to purchase my home in 2006, at which point I paid the balance immediately. Other than that, I have no delinquencies.

Member Payment Dependent Notes Series 574856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574856	$9,500	$9,500	7.51%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574856. Member loan 574856 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Oxbo International	Debt-to-income ratio:	16.82%
Length of employment:	4 years	Location:	Everson, WA

Home town:
Current & past employers:	Oxbo International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > We are applying for this loan to pay off our current lending club loan, one credit card, and our car.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,752.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Oxbo International and what do you do there? What is the loan id for your current lending club loan?	Hello, Oxbo International (www.oxbocorp.com) is a company that builds various agricultural equipment. I am an engineer at the Lynden division where we design and build Raspberry, Blueberry, Grape, Olive and Coffee Harvesters. The loan ID for my other loan is 409473. Thanks! Kevin

Member Payment Dependent Notes Series 574876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574876	$7,000	$7,000	10.38%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574876. Member loan 574876 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Chicago Children's Choir	Debt-to-income ratio:	12.75%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Chicago Children's Choir
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > I am a young professional working for a non-profit arts organization. I have worked in performing arts since graduating from college in 2004. It would be very helpful to save some money over the next few years by paying off my two credit cards.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,743.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 574886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574886	$3,250	$3,250	14.72%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574886. Member loan 574886 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	american express travel	Debt-to-income ratio:	24.46%
Length of employment:	4 years	Location:	Miami, FL

Home town:
Current & past employers:	american express travel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > Really will give me a relief to get loan!!! thanks

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	50
Revolving Credit Balance:	$18,109.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, could you please detail your monthly budget (rent, phone, home bills, cc payments, food, entertainment, gas, insurance, etc.)?	Hi, thanks so much for your support. Rent 300.00 Utilities 230.00 Gas 100.00 Insurance 68.00 Phone 76.00 Food 200.00 CC 635.00 Tolls 37.50 Pharmacy (meds) 26.75 Total 1673.25

Member Payment Dependent Notes Series 574900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574900	$4,750	$4,750	14.72%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574900. Member loan 574900 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	KEELING COMPANY	Debt-to-income ratio:	21.40%
Length of employment:	4 years	Location:	HOT SPRINGS, AR

Home town:
Current & past employers:	KEELING COMPANY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	42
Revolving Credit Balance:	$5,794.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 574958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574958	$1,500	$1,500	13.23%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574958. Member loan 574958 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,158 / month
Current employer:	Deloitte Services LLP	Debt-to-income ratio:	10.53%
Length of employment:	4 years	Location:	Alexandria , VA

Home town:
Current & past employers:	Deloitte Services LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/02/10 > A family (son) emergency.

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	30
Revolving Credit Balance:	$5,194.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of emergency if i may ask? (respectfully)	He is trying to secure housing for his family...wife and 4 children. He is finally gainfully employed and is trying to move his family into their own apt and out of his mother and father in law's home where they have been living in a 2 bedroom home for 2 years.

Member Payment Dependent Notes Series 574998

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
574998	$5,875	$5,875	13.23%	1.00%	September 7, 2010	September 16, 2015	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 574998. Member loan 574998 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Juristaff Inc.	Debt-to-income ratio:	15.78%
Length of employment:	6 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Juristaff Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	58
Revolving Credit Balance:	$4,900.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Juristaff Inc. and what do you do there?	Hi, sorry for that... I wasn't expecting the listing to post this quickly. JuriStaff is a legal staffing service and I handle their in-house accounting. Thanks for inquiring. - Keith
What are the amounts and rates of the debts you will be consolidating? How quickly do you anticipate paying off this loan?	Hi. My three card balances are $1825, $1756 and $1260. My rates are 26.99, 24.99 and 18.99 respectively. This is my third Lending Club loan, the first was paid off in about 16 months, the second 10 months and I anticipate paying this one off in about 24-30 months. Thanks for your consideration.

Member Payment Dependent Notes Series 575245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
575245	$6,400	$6,400	7.51%	1.00%	September 7, 2010	September 16, 2013	September 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 575245. Member loan 575245 was requested on September 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Merced City School District	Debt-to-income ratio:	9.40%
Length of employment:	10+ years	Location:	Merced, CA

Home town:
Current & past employers:	Merced City School District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	25
Revolving Credit Balance:	$16,661.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Prospectus Supplement (Sales Report) No. 6 dated September 7, 2010